January 31, 2002



Securities and Exchange Commission
450 5th Street, N.W.
Judiciary Plaza
Washington, DC  20549

         Re:      Northeast Investors Trust
                  File No. 2-11318

Gentlemen:

         Enclosed for filing on behalf of Northeast Investors Trust is a filing on Form N-1A comprising Post-Effective Amendment No. 71 to the Trust's Registration Statement under the Securities Act of 1933, as amended, and Amendment No. 24 to the Fund's Registration Statement under the Investment Company Act of 1940, as amended.

         The enclosed Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended. Accordingly, it is proposed that this filing will become effective on February 1, 2002 pursuant to paragraph (b) of said Rule 485.

                                                          Sincerely yours,



                                                          Thomas J. Kelly




Securities Act of 1933 Registration No. 2-11318

Investment Company Act of 1940 Registration No. 881-576

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A-A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

Pre-Effective Amendment No. ______ [ ]

Post-Effective Amendment No. 71 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

Amendment No. 24 [X]

NORTHEAST INVESTORS TRUST

(Exact Name of Registrant as Specified in Charter)

50 Congress Street
Boston, Massachusetts 02109
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (617) 523-3588

Bruce H. Monrad
Chairman of the Trustees
Northeast Investor Trust
50 Congress Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

Copies to:

Thomas J. Kelly, Esq.
Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, Massachusetts 02111




It is proposed that the filing will become effective under Rule 485:

[ ] Immediately upon filing pursuant to paragraph (b), [X] On February 1, 2002 pursuant to paragraph (b), [ ] 60 days after filing pursuant to paragraph
(a)(1), [ ] On ________________ pursuant to paragraph (a)(1), [ ] 75 days after filing pursuant to paragraph (a)(2).

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            NORTHEAST INVESTOR TRUST

                              Cross Reference Sheet
                             Pursuant to Rule 481(a)
                        Under the Securities Act of 1933

                                     PART A

Item No. Registration Statement Caption in Prospectus
1. Front and Back Cover Pages Front and Back Cover Pages
2. Risk/Return Summary: Investment, Risks, and Overview of the Trust
Performance
3. Risk/Return Summary: Fee Table Investor Expenses
4. Investment Objectives, Principal Investment Overview of the Trust Strategies, and Related Risks
5. Management's Discussion of Performance Annual Report; Back Cover Page
6. Management, Organization and Capital Structure Portfolio Managers; Expenses
7. Shareholder Information Shareholder Information
8. Distribution Arrangements Sales without "Sales Charge"
9. Financial Highlights Information


                                     PART B

Item No. Registration Statement Caption in Statement of Additional
Information
10. Cover Page and Table of Contents Cover Page; Table of Contents
11. Fund History The Trust
12. Description of the Fund and its Investments and The Trust; Investment Objectives, Policies and Risks Restrictions
13. Management of the Fund Trustees and Officers; Compensation of Trustees
14. Control Persons and Principal Holders of Trustees and Officers
Securities
15. Investment Advisory and Other Services Trustees and Officers; Compensation of Trustees; Custodian and Independent Accountants
16. Brokerage Allocation and Other Practices Brokerage
17. Capital Stock and Other Securities The Trust; Capital Shares
18. Purchase, Redemption and Pricing of Shares Price and Net Asset Value; Shareholder Plans; Tax-Advantaged Retirement Plans
19. Taxation of the Fund Dividends, Distributions and Federal Taxes
20. Underwriters Not Applicable
21. Calculation of Performance Data Information Historical Performance
Information
22. Financial Statements


                                     PART C

The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.




                            NORTHEAST INVESTORS TRUST
                               50 Congress Street
                           Boston, Massachusetts 02109
                                 (800) 225-6704
                           www.northeastinvestors.com





                          SHARES OF BENEFICIAL INTEREST

                                   PROSPECTUS



                                February 1, 2002



         This prospectus explains the investment objective, policies, strategies and risks associated with the fund. Please read it carefully before you invest. We suggest that you keep this prospectus for future reference.

         Like securities of all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


Fund profile...................................................................2

   OBJECTIVES..................................................................2
   PRINCIPAL STRATEGIES........................................................2
   PRINCIPAL RISKS.............................................................3
   SUITABILITY.................................................................4
   PERFORMANCE.................................................................4

FUND MANAGEMENT................................................................6


FEES and EXPENSES..............................................................6


SALES WITHOUT "SALES CHARGE"...................................................6


SHAREHOLDER INFORMATION........................................................7
   GENERAL INFORMATION.........................................................7
   ACCOUNT REGISTRATIONS.......................................................7
   BUYING SHARES...............................................................8
   INVESTMENT PLANS............................................................8
   SELLING SHARES..............................................................9
   EXCHANGING SHARES..........................................................10
   DIVIDENDS AND DISTRIBUTIONS................................................10
   TAX CONSEQUENCES...........................................................11
   TRUST POLICIES.............................................................11

FINANCIAL HIGHLIGHTS..........................................................12


DESCRIPTION OF S&P CORPORATE BOND RATINGS.....................................13


APPENDIX - PORTFOLIO COMPOSITION..............................................13

                                  FUND PROFILE

Objectives

         The Trust's primary objective is the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective.

Principal Strategies

         The Trustees invest primarily in marketable securities of established companies which the Trustees believe provide reasonable income and which, where consistent with this objective, may have potential for capital appreciation. This would include bonds which may be purchased at a discount, preferred stocks, common stocks paying dividends, securities convertible into common stocks and securities with warrants attached. The proportion of the Trust's assets invested in each type of security will vary from time to time depending on market and economic conditions. The Trust emphasizes fixed income securities and more than 80% of its assets have been held in bonds or other debt securities. The Trust does not impose any particular rating standards or maturity guidelines which must be applied in making investment decisions. High-yield fixed income securities are typically issued with maturities of less than ten years; and the Trust's holdings are generally within this range.

         The Trust's portfolio emphasizes debt securities which are rated as lower than investment grade by either of the two principal rating services or unrated securities having similar characteristics (sometimes referred to as "junk bonds"). The Trustees have usually relied upon their own credit analysis in making decisions concerning the Trust's portfolio. For equity investments the Trustees consider their potential for appreciation based upon growth and value analysis.

         From time to time the Trust will make use of borrowed funds in order to raise additional funds for investment or to avoid liquidating securities for cash needs such as redemptions. Leverage is limited to one quarter of the Trust's total assets. The amount of leverage outstanding at any one time cannot be determined in advance. The Trustees may vary the amount of borrowings from time to time within the authorized limits, including having no borrowings at all.

         In response to adverse market or economic conditions the Trust may invest for relatively short periods of time in short-term, highly liquid securities with maturities of 180 days or less. These securities may include commercial paper or securities issued or guaranteed by the U.S. Government. This would be likely to happen when the Trustees believe that liquidity is highly desirable in response to adverse market or economic conditions and that therefore the Trust should adopt a temporary defensive policy. When so invested the Trust may not achieve its investment objectives.

Principal Risks

         Risks of Lower Rated Debt Securities. Lower rated debt securities (sometimes referred to as "junk bonds") may be subject to increased market volatility and can present an increased risk of investment loss. These risks include:

         * The creditworthiness of an issuer affecting its ability to make current interest payments on debt;

         * Potential for loss of principal of debt securities if an issuer goes into default or bankruptcy;

         * Liquidity/Marketability of investments; i.e. potential difficulty in disposing of securities under adverse market conditions;

         * The prices of lower rated debt securities are sometimes more sensitive to changes in economic conditions.



         Lower rated securities are subject to greater sensitivity to these risks than higher rated securities. Bonds which are rated as less than investment grade may be more susceptible than higher rated securities to real or perceived adverse economic conditions, such as a projected recession, which may cause a lessening of confidence in the ability of highly leveraged issuers to service outstanding debt.

         You should consider the relative risk of investing in these types of securities, which are generally not meant for short-term investments.

         Equity Risk To the extent the Trust invests in equity securities, it runs the risk that deterioration in general market conditions or adverse changes in an issuer's revenues or profitability can result in loss.

         Financial Markets Risk Movements in financial markets, both domestic and foreign, may adversely affect the price of the Trust's investments, irrespective of the performance of the companies in which the Trust invests. The market as a whole may not favor the types of investments the Trust makes.

         Income Risk The chance that falling interest rates will cause the Trust's income to decline. Income risk is generally moderate for bond funds with the Trust's emphasis; however, investors should expect the Trust's quarterly income to flucuate.


         Interest Rate Risk In addition to credit risk, the value of some fixed income investments such as bonds tends to fall as interest rates rise. Longer-term debt securities are more sensitive to changes in interest rates.

         Leverage Borrowed funds can cause net asset value to decrease faster in a falling market. If, for example, the Trust makes a $1,000 investment for which it had borrowed $200 (20%) of the purchase price and the investment lost 20% of its value, to $800, the Fund would have a loss of $200 on an $800 investment, or 25% of the amount invested and be obligated to repay to $200 with interest. Leverage can, therefore, involve additional risk.

         Manager Risk The chance that poor security selection will cause the Trust to underperform other funds with similar investment objectives.








         Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

Suitability

         The Trust may be appropriate for investors who seek one or more of the following:

o        production of income over the long-term;

o a fund emphasizing fixed income investments in companies issuing higher yielding, lower rated securities.

         You should also consider the following:

o an investment in the Trust involves risk and should be part of a balanced investment program;

o the Trust is generally for investors with longer-term investment horizons;

o there is a risk that you could lose money by investing in the Trust, and there is no assurance that it will achieve its investment objectives;

o Trust shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

Performance

         The following performance related information provides some indication of the risks of investing in the Trust. The bar chart shows how the Trust's performance (including operating expenses) varied from one calendar year to another over the past ten years. The table shows how the average annual returns (including operating expenses) compared with those of a relevant market index over set periods of time. Keep in mind that past performance does not guarantee future results.

         The following bar chart shows the Trust's annual total return for each of the ten years ended December 31, 2001:

Object omitted.

Best quarter: 1st quarter 1993, up 8.21%

Worst quarter:    3rd quarter 1998, down -10.45%

                                        Periods Ended December 31, 2001 (Average Annual Return)
                                        -------------------------------------------------------
                                One Year            Five Years             Ten Years
The Trust                        1.33%                2.28%                  8.88%
Merrill Lynch High Yield         4.48%                3.45%                  7.97%
Master II Index1/2
--------
1/ The Merrill Lynch High Yield Master II Index, which is comprised of 1,360 high yield bond issues, is shown for comparative purposes.

2/ The Trust formerly used the First Boston Global High Yield Index for comparison. The index was changed to more clearly approximate the predominately domestic concentration of the Trust's investments. The average return of the First Boston Global Index for the one, five and ten year period was 5.80%, 3.25%, and 7.84%, respectively.

FEES AND EXPENSES

         This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust.

                                Shareholder Fees

                    (Fees Paid Directly From Your Investment)

Maximum Sales Charge (Load) Imposed on Purchases.....................       None
Maximum Deferred Sales Charge (Load).................................       None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends..........       None
Redemption Fee.......................................................       None


                         Annual Trust Operating Expenses

                  (Expenses That Are Deducted From Fund Assets)



Trustees' Fees.......................................................      0.50%
Distribution (12b-1 Fees)............................................      None
Other Expenses.......................................................      0.37%

Including:

                 Interest Expense                                          0.21%

                 Operating Expense                                         0.16%
Total Annual Trust Operating Expenses................................      0.86%


Example

         This example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

         The example assumes that you invest $10,000 in the Trust for the time periods indicated and redeem at the end of the period. The example also assumes that your investment has a 5% return each year, including reinvested dividends and distributions, and that the Trust's operating expenses remain the same. Although your actual costs maybe higher or lower, based on these assumptions your costs would be:

1 year*              3 years*               5 years*               10 years*
$88                    $274                   $477                   $1,061


*The above figures include Interest Expense, which can fluctuate significantly year to year. Without Interest Expense, these figures would be: 1 year - $66, 3 years - $208, 5 years - $362, and 10 years - $810.



FUND MANAGEMENT

         The Trustees principally responsible for the day-to-day management of the Trust's portfolio are Ernest E. Monrad and Bruce H. Monrad. Ernest E. Monrad has served as a Trustee of the Trust since 1960 and served as its Chairman from 1969 to 2000. Bruce H. Monrad has been associated with the Trust since July, 1989 as co-portfolio manager and was appointed a Trustee in May, 1993 and Chairman in May, 2000.

         From time to time a Trustee or an employee of Northeast Investors Trust may express views regarding a particular company, security, industry or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Trust or any other person in the Northeast Investors organization. Any such views are subject to change at any time based upon market or other conditions and Northeast Investors disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for Northeast Investors Trust are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Trust.

         Northeast Investors Trust personnel may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust pursuant to a Code of Ethics that establishes procedures for personal investing and restricts certain transactions.





EXPENSES

                  Under the Declaration of Trust, the Trustees receive an annual fee equal to 1/2 of 1% of the principal of the Trust. The principal of the Trust for this purpose is taken as a total of the market value of the portfolio and other assets less all liabilities, except accrued Trustees' fees. Other than the fee to the Trustees, the Trust pays no compensation to any person other than in the ordinary course of business. There are other expenses of the Trust which are paid by it directly. These include expenses such as taxes, custodian's fees and expenses, legal and auditing fees and expenses, bookkeeping expenses, and the expense of qualifying shares for sale under federal and state laws. The Trust also acts as its own transfer agent and, as such, carries out all functions relating to the maintenance of its shareholder accounts, transfers and redemption of shares, and mailings to shareholders. It pays the expenses relating thereto, including the compensation of persons performing these functions and data processing expenses.




SALES WITHOUT "SALES CHARGE"

         The Trust offers investors an opportunity to share in the benefits of a mutual fund without requiring that they pay a sales commission or distribution expense. It has no "sales charge", "load charge" or "12b-1 fee". The purchase of shares of numerous other mutual funds requires the investor to pay amounts for a selling commission and related expenses. This reduces the net amount invested which the Trust actually receives.




SHAREHOLDER INFORMATION



General Information


For account, product and service information, please use the following web site, telephone number or address:

         o For information over the Internet including on-line access to your account visit the Trust's web site at www.northeastinvestors.com;

         o        For information over the telephone use 1-800-225-6704;

         o        For information by mail use

                            Northeast Investors Trust
                           50 Congress Street
                           Boston, MA  02109.

Backup withholding - By law Northeast Investors Trust must withhold 30.5% of any taxable distributions or redemptions from your account if you do not:

o Provide us with your correct taxpayer identification number; o Certify that the taxpayer identification is correct; and o Confirm that you are not subject to backup withholding.

Similarly, Northeast Investors Trust must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors - Northeast Investors Trust generally is not sold outside the United States, except to certain qualifying investors. Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in the funds.


Invalid addresses - If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Northeast Investors Trust will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences - This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about the fund's tax consequences for you.


Account Registrations

         Some of the different ways to set up (register) your account with the Trust are listed in the following table. For certain accounts, beneficiary designation forms and agreements are available permitting the designated beneficiary(ies) to own the account after the death of the original owner(s) without probate or similar legal steps. These materials are available from the Trust.



Individual or Joint Tenant

         For your general investment needs



Transfer on Death (TOD)/ Pay on Death (POD)
-------------------------------------------

         Beneficiary designation in registration (need to request special application)



Retirement

         For tax-advantaged retirement savings

o        Traditional Individual Retirement Accounts (IRAs)

o        Roth IRAs

o        Roth Conversion IRAs

o        Rollover IRAs

o        Coverdale Education Savings Plan (formerly Educational IRAs)

o        Keogh Plans

o        SIMPLE IRAs

o        Simplified employee Pension Plans (SEP-IRAs)

o        403(b) Custodial Accounts



Gifts or Transfers to a Minor (UGMA, UTMA)
------------------------------------------

         To invest for a child's education or other future needs



Trust

         For money being invested by a trust



Business or Organization

         For investment needs of corporations, associations, partnerships or other groups

Buying Shares

         Your initial investment must be accompanied by a completed Application. The form is included along with the Prospectus or one can be printed from our web site. You may purchase shares of the Trust at the per share NAV next determined after the Trust or an authorized broker or agent receives a purchase order. There is no sales charge or commission. Brokers or dealers may accept purchase and sale orders for shares of the Trust and may impose a transaction charge for this service. Any investor may, however, purchase or redeem shares without such additional charge by dealing directly with the Trust.

         Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Trust may reject any purchase orders, including exchanges, particularly from market timers or investors who, in the Trust's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Trust.

How to buy shares:

         By Check:
                           Mail your check and a completed account registration form to Northeast. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last statement. Make your check payable to: Northeast Investors Trust.
         By Exchange Purchase:
                           You can purchase shares with the proceeds of a exchange from the Northeast Investors Growth Fund. The Trust accepts exchange orders: in writing, online, or by telephone.
Your purchase price:

         You buy shares at the Fund's next determined NAV after Northeast Investors Trust receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as trade date.

         When you place an order to buy shares, note the following:

o The minimum initial investment in the Trust for each account is $1,000 ($500 for IRAs);

o Checks must be drawn on U.S. banks. Third party checks are not acceptable;

o        The Trust does not accept cash;

o There is no minimum for subsequent investment either by mail, telephone or exchange;

o        There is a $100,000 maximum for telephone investments.

         You may participate in an automatic investment plan by completing the appropriate section of the application. Under the Trust's automatic investment plan regular deductions (minimum $50) will be made from your bank checking account.

         No specific election is required in the Application to obtain telephone exchange or purchase privileges. The Trust will employ reasonable procedures, including requiring personal identification, prior to acting on telephone instructions to confirm that such instructions are genuine. If the Trust does not follow such procedures it may be liable for losses due to unauthorized or fraudulent instructions. Otherwise it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Investment Plans

         The Trust offers shareholders tax-advantaged retirement plans, including a Prototype Defined Contribution Plan for sole proprietors, partnerships and corporations, Individual Retirement Accounts, and 403(b) Retirement Accounts. Details of these investment plans are available from the Trust at the address shown on the cover of this Prospectus.

Selling Shares

         You are entitled to redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the Trust. Within seven days after the receipt of such a request in "good order" as described below, a check will be sent to you in an amount equal to the NAV of the redeemed shares. This will be the NAV next determined at the close of the New York Stock Exchange after the redemption request has been received. You will not receive interest on amounts represented by uncashed redemption checks.

         A redemption request will be considered to be in "good order" if it meets the following requirements:

o The request is in writing, indicates the number of shares to be redeemed and identifies your account. The letter must be signed by all registered owners;

o You also send in any certificates issued representing the shares, endorsed for transfer (or accompanied by a stock power in customary form) exactly as the shares are registered;

o For redemptions in excess of $5,000, your signature has been guaranteed by a U.S. bank or trust company, member of a national securities exchange or other eligible guarantor institution. Mere witnessing of a signature is not sufficient; a specific signature guarantee must be made with respect to all signatures. A notary public is not an acceptable guarantor;

o In the case of corporations, executors, administrators, trustees or other organizations you must enclose evidence of authority to sell (i.e. a corporate resolution);

o If shares to be redeemed represent an investment made by check, the Trust reserves the right to delay payment until the check has been cleared up to a maximum of 10 days;

o Redemptions will only be made payable to the registered shareholder(s);

o A signature guarantee as described above is required on all redemptions when the check is mailed to an address other than the address of record or if an address change occurred in the past 30 days;

o Telephone redemptions will not be made (unless confirmed in writing on the same day by hand delivered notice or facsimile to (617) 523-5412 or (617) 742-5666 before the close of the
                  NYSE;

o Telephone instructions from the registered owner to exchange shares of the Trust for shares of Northeast Investors Growth Fund will be accepted.

         The Trust reserves the right to deliver assets in whole or in part in kind in lieu of cash. The Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90 day period for any one shareholder. Shareholders receiving redemptions in kind will incur brokerage costs in converting securities received to cash.

         If you are an investor in a tax-advantaged retirement plan you should consider specific taxpayer restrictions, penalties and procedures that may be associated with redemptions from your retirement plan in order to qualify under the provisions of the Internal Revenue Code. The Trust assumes no responsibility for determining whether any specific redemption satisfies the conditions of federal tax laws. That determination is your responsibility. Penalties, if any, apply to withdrawals from the plan, not to redemptions from the Trust, and are governed by federal tax law alone.

Exchanging Shares

         An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

         As a shareholder, you have the privilege of exchanging shares of the Trust for shares of Northeast Investors Growth Fund without any charge.

         However, you should note the following policies and restrictions governing exchanges:

o You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number or social security number;

o        Before exchanging into a fund, read its prospectus;

o        Exchanges may have tax consequences for you;

o If shares to be exchanged represent an investment made by check, the Trust reserves the right to delay payment until the check has been cleared up to a maximum of 10 days;

o Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes excessive exchanges out of the fund per calendar year;

o The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information;

o Each fund may refuse exchange purchases by any group if, in management's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

         The funds may terminate or modify the exchange privileges in the future.

Dividends and Distributions

         The Trust has paid dividends in each quarter since its organization. The Trust earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. These payments are generally made around the end of February, May, August and November. The Trust also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Such distributions, if any, would occur between October 31 and December 31. Since 1969, the Trust has made only one such distribution, in 1999.

         When you open an account, specify on your application how you want to receive your distributions. The following options are available for the Trust's distributions:

         (1) Reinvestment Option. Your dividends and capital gains distributions will be automatically invested in additional shares of the Trust. If you do not indicate a choice on your application, you will be assigned this option;

         (2) Cash/Reinvest Option. Your dividends will be paid in cash. Your capital gains distributions will be automatically reinvested in additional shares of the Trust;

         (3) Cash Option. Your dividends and capital gains distributions will be paid in cash.

     Note: The Trust strongly recommends direct deposit for shareholders electing to receive dividends or distributions in cash.

         If you elect to receive the distributions paid in cash by check and your checks are not cashed for a period of six months, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

         As with any investment, your investment in the Trust could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

         Taxes on Distributions. Distributions you receive from the Trust are subject to federal income tax, and may also be subject to state or local taxes.

         For federal tax purposes, the Trust's dividends made from income and distributions of short-term capital gains are taxable to you as ordinary income. The Trust's distributions of long-term capital gains are taxable to you generally as capital gains.

         If you buy shares when the Trust has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

         Any taxable distributions you receive from the Trust will normally be taxable to you when you receive them, regardless of your distribution option.

         Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the Trust is the difference between the cost of your shares and price you receive when you sell them.

Trust Policies

         The following policies apply to you as a shareholder.

         Statements and reports that the Trust sends to you include the following:

o        Confirmation of each purchase and sale;

o        Confirmation of your dividend payment;

o        Financial reports (every six months);

o        Year-end statement.

         When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 30.5% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Trust to withhold 30.5% of your taxable distributions and redemptions.






                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Trust's financial performance for the past 10 years. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Trust (assuming reinvestment of all dividends and distributions).

         This information has been audited by PricewaterhouseCoopers LLP, Independent Accountants, for the years ended September 30, 1993 through September 30, 2001 and by Ernst & Young LLP for the year ended September 30, 1992. The report of PricewaterhouseCoopers LLP on the financial statements and financial highlights for the year ended September 30, 2001 is included in the Statement of Additional Information, which is available upon request and without charge.

------------------------------------------------------------------------------------------------------------------------------------

                                                                Year Ended September 30,
                         2001        2000       1999       1998       1997       1996       1995       1994       1993       1992
------------------------------------------------------------------------------------------------------------------------------------
Per Share Data^
Net Asset Value:
 Beginning of
Period                  $9.08       $10.08     $10.42     $11.79     $10.90     $10.33     $10.02      $9.94      $9.50      $8.83
------------------------------------------------------------------------------------------------------------------------------------
Income From
Investment
Operations:
Net investment
income                   0.92        1.02       1.05       1.01       0.98       0.98       0.98        0.98       1.04       1.15
Net realized and
unrealized gain
(loss) on
investment              -1.61       -0.90      -0.23      -1.42       0.91       0.58       0.29        0.09       0.42       0.67
Total from
investment
operations              -0.69        0.12       0.82      -0.41       1.89       1.56       1.27        1.07       1.46       1.82
Less Distributions:
Net investment
income                  -0.97       -1.12      -0.98      -0.96       -1.00      -0.99      -0.96      -0.99      -1.02      -1.15
Capital Gain              -           -        -0.18         -          -         -          -           -          -          -
Net Asset Value:
End of Period           $7.42       $9.08      $10.08     $10.42      $11.79    $10.90     $10.33     $10.02      $9.94      $9.50
                        =====       =====      ======     ======      ======    ======     ======     ======      =====      =====

------------------------------------------------------------------------------------------------------------------------------------
Total Return            -8.18%      1.29%       7.99%     -4.13%      18.16%    15.98%     13.44%     10.96%      16.25%     21.85%
------------------------------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data

Net assets end of
period (in
millions)             $1,172.1    $1,430.6    $2,059.1   $2,046.7    $2,074.2  $1,200.5    $797.6     $582.1      $475.0     $452.8
Ratio of operating
  expenses to
  average
  net assets *          0.86%       1.22%       0.73%     0.70%       0.65%     0.69%       1.02%      1.06%       1.21%      1.44%
Ratio of interest
  expense to average
  net assets            0.21%       0.61%       0.12%     0.09%       0.01%     0.03%       0.35%      0.36%       0.48%      0.65%
Ratio of net investment
  income to average
  net assets           11.10%       10.84%      9.99%     8.73%       8.65%     9.41%       9.77%      9.37%      10.53%     12.36%
Portfolio turnover
  rate                 22.03%       3.80%       27.00%    63.80%      33.44%    32.01%      40.58%     73.36%     75.72%     59.41%

* Includes Interest Expense
^ Per Share Data calculated using the Average Share Method




                    DESCRIPTION OF S&P CORPORATE BOND RATINGS

Set forth below is description of the rating categories. The ratings of S&P represent their opinion as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.


              AAA           Highest quality.  Ability to pay interest and
                            principal very strong.
              AA            High quality.   Ability to pay interest and
                            principal strong.
               A            Medium to high quality. Ability to pay interest and
                            principal, but more susceptible to changes in
                            circumstances and the economy.
              BBB           Medium quality.  Adequate ability to pay, but highly
                            susceptible to adverse circumstances.
              BB            Speculative.  Less near-term likelihood of default
                            relative to other speculative issues.
               B            Current capacity to pay interest and principal, but
                            highly susceptible to changes in circumstances.
              CCC           Likely to default, where payment of interest and
                            principal is dependent on favorable circumstances.
              CC            Debt subordinate to senior debt rated CCC.
               C            Debt subordinate to senior debt rated CCC-
               D            Currently in default, where interest or principal
                            has not been made as promised.

                APPENDIX - COMPOSITION OF FIXED INCOME SECURITIES

         The table below reflects the composition by quality rating of the fixed income securities held in the investment portfolio of the Trust on a month-end weighted average basis for the fiscal year ended December 31, 2001. It gives the percentage of total assets represented by fixed income securities rated by Standard & Poor's Corporation ("S&P") and by unrated fixed income securities. The allocations in the table are not necessarily representative of the composition of the Trust's portfolio at other times.

S&P Rating                                                         Fixed Income
Category                                                            Composition
--------                                                            -----------
Unrated.................................................                7.9%
AAA.....................................................                 -
AA......................................................                 -
A.......................................................                2.2%
BBB.....................................................                1.1%
BB......................................................                9.3%
B.......................................................               54.5%
CCC.....................................................               21.6%
CC, C, D................................................                3.4%


                              FOR MORE INFORMATION

         You can find additional information about the Trust in the following documents:

         STATEMENT OF ADDITIONAL INFORMATION. (SAI). The SAI contains more detailed information about the Trust and its investment limitations and policies. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus (is legally part of this prospectus).

         ANNUAL AND SEMIANNUAL REPORTS. Additional information about the Trust's investments is available in the Trust's Annual and Semiannual reports to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategy that significantly affected the Trust's performance during its last fiscal year.

         You may obtain a free copy of the Trust's current Annual/Semiannual report or SAI or make any other shareholder inquiry by writing or calling the Trust at:

         Northeast Investors Trust
         50 Congress Street
         Boston, MA 02109
         (800) 225-6704
         www.northeastinvestors.com

         You can also review and copy information about the Trust at the SEC's Public Reference Room in Washington, D.C. You can call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Trust are available on the SEC's internet site at http://www.sec.gov and copies may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

         The Trust's reference number as a registrant under the Investment Company Act of 1940 is 811-576.






                            NORTHEAST INVESTORS TRUST
                               50 Congress Street
                           Boston, Massachusetts 02109
                                 (800) 225-6704

                          Shares of Beneficial Interest

                       STATEMENT OF ADDITIONAL INFORMATION


                                February 1, 2002


This Statement of Additional Information supplements the Prospectus for the Trust dated February 1, 2002 and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Trust at the above address. This Statement of Additional Information is not a prospectus.



              TABLE OF CONTENTS                                          Page

The Trust                                                                 B-2
Investment Objectives, Policies
 and Restrictions                                                         B-2
Trustees and Officers                                                     B-4
Compensation of Trustees                                                  B-6
Custodian and Independent Accountants                                     B-7
Bank Loans                                                                B-7
Brokerage                                                                 B-8
Price and Net Asset Value                                                 B-8
Shareholder Plans                                                         B-9
Tax-Advantaged Retirement Plans                                           B-10
Dividends, Distributions & Federal Taxes                                  B-12
Capital Shares                                                            B-13
Historical Performance Information                                        B-13
Financial Statements                                                      B-15

                                    THE TRUST


Northeast Investors Trust, herein called the Trust, is a diversified open-end management investment company organized March 1, 1950 by an Agreement and Declaration of Trust executed under the laws of The Commonwealth of Massachusetts.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

         As explained in the Prospectus, the purpose of the Trust is to provide investors with a vehicle for investment under the management of the Trustees. Through this Trust, the Trustees will seek to provide a managed, diversified investment program, the primary objective of which shall be the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective.

         In addition to the investment objectives and policies described in the Prospectus, the Trust has adopted certain investment restrictions. So long as these restrictions remain in effect, the Trustees may not: (1) Purchase any securities which would cause more than 5% of the Trust's total assets at the time of such purchase to be invested in the securities of any issuer, except the United States Government. (2) Purchase any securities which would cause the Trust at the time of such purchase to own more than 10% of any class of any issuer. (3) Purchase the securities of any issuer that together with any predecessor thereof have been engaged in continuous operation for less than three years. (4) Purchase real estate or commodities or commodities contracts; however, this limitation does not preclude an investment in the securities of organizations which deal in real estate or commodities or commodities contracts or in securities secured by interests in real estate. (5) Purchase the securities of any investment company, except in connection with a merger, consolidation or acquisition or by purchase of securities of closed-end investment companies in regular transactions in the open market. (6) Purchase securities on margin or effect short sales of securities (7) Make loans, except that the Trust may acquire publicly distributed bonds, debentures, notes and other debt securities. (8) Act as an underwriter of securities except insofar as the Trust might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities. (9) Invest in companies for the purpose of exercising management or control. (10) Invest in puts, calls, straddles, spreads or any combinations thereof. (11) Purchase or retain the securities of any issuer if all Trustees together own more than 1/2 of 1% of the securities of such issuer. (12) Deal as principal with the Trust in the purchase or sale of portfolio securities. (13) Deal as agent with the Trust in the purchase or sale of portfolio securities. (14) Invest in securities for which there is no readily available market, if at the time of acquisition more than 5% of the Trust's assets would be invested in such securities. (15) Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs. (16) Invest in warrants if at the time of acquisition more than 2% of the Trust's assets would be invested in warrants.
(17) Invest in securities of foreign issuers if at the time of acquisition more than 10% of the Trust's assets would be invested in such securities. (18) Purchase any security if, after giving effect to such purchase, more than 25% of the Trust's assets would be invested in any one industry. (19) Issue senior securities or borrow money, except that the Trust may borrow funds up to a maximum amount equal to 25% of the Trust's total assets and may pledge assets as security for such borrowings.

         The above policies do not preclude the lending of portfolio securities to broker-dealers. Loans of portfolio securities of the Trust will be made, if at all, in strictest conformity with applicable federal and state rules and regulations. While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Trust's management to be of good standing and will not be made unless, in the judgment of the Trust's management, the consideration to be earned from such loans would justify the risk. The purpose of such loan transactions is to afford the Trust an opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

         The Trust does not intend to engage in trading for short-term profits, and portfolio turnover will be limited in accordance with the Trust's objective of producing income. This does not, however, preclude an occasional investment for the purpose of short-term capital appreciation. During the fiscal years ended September 30, 2001 and 2000 the rates of total portfolio turnover were 22.03% and 3.80% respectively. Although investment policy or changed circumstances may require, in the opinion of the Trustees, an increased rate of such portfolio turnover, the Trustees do not anticipate that such turnover will be substantially in excess of that experienced by the Trust in recent years.


                                               TRUSTEES AND OFFICERS
         The Trustees of the Trust are Ernest E. Monrad, Bruce H. Monrad, Robert B. Minturn, C. Earl Russell,
Fred L. Glimp, J. Murray Howe and Peter J. Blampied.  Under Massachusetts law, the Trustees are generally responsible for the management of the Trust.  The following table provides certain information about the Trust's
Trustees and Officers:


                                                                                      Principal
                                Position(s) Held              Length of          Occupation(s) During      Other Directorships
Name, Address and Age              with Trust              Time Served (1)           Last 5 Years            held by Trustee
---------------------              ----------              -----------               ------------            ---------------
Trustees Who Are "Interested Persons" of the Trust and Officers
---------------------------------------------------------------
Ernest E. Monrad                   Trustee                    41 Years            Trustee of the Trust,    Century Shares Trust
50 Congress Street                                                                Chairman until May,
Boston, MA                                                                              2000               Century Capital
Age 71                                                                                                     Management Trust

                                                                                                           The New America High
                                                                                                           Income Fund, Inc.
                                                                                                           Northeast Investors
                                                                                                           Growth Fund
Bruce H. Monrad                    Chairman and Trustee       8 Years             Trustee and Officer of
50 Congress Street                                                                the Trust
Boston, MA
Age 39
William A. Oates, Jr.              President                  21 years            Trustee and President
50 Congress Street                                                                of Northeast Investors
Boston, MA                                                                        Growth Fund
Age 59
Gordon C. Barrett                  Executive Vice President   14 years            Officer of the Trust,
50 Congress Street                 and Treasurer                                  Northeast Investors
Boston, MA                                                                        Growth Fund, Northeast
Age 45                                                                            Investors Management,
                                                                                  Inc.
Robert B. Minturn                  Trustee, Clerk, and Vice   21 years            Clerk and Trustee of     Northeast Investors
50 Congress Street                 President                                      the Trust                Growth Fund
Boston, MA
Age 62

Trustees Who Are Not "Interested Persons" of the Trust
------------------------------------------------------
C. Earl Russell                    Trustee                    50 years            Adviser to the
50 Congress Street                                                                accounting firm of
Boston, MA                                                                        Russell, Brier & Co.
Age 93
Fred L. Glimp                      Trustee                    21 years            Special Assistant to
1350 Massachusetts Ave.                                                           President and former
Cambridge, MA                                                                     Vice President for
Age 75                                                                            Alumni Affairs and
                                                                                  Development of Harvard
                                                                                  University
J. Murray Howe                     Trustee                    15 years            Of counsel to the law
One Post Office Square                                                            firm of Sullivan &
Boston, MA                                                                        Worcester
Age 77

Peter J. Blampied                  Trustee                    1 years             President of Corcoran    Access Capital
100 Grandview Road                                                                Management Co. Inc.,     Strategies, LLC
Braintree, MA 02184                                                               real estate
Age 59                                                                                                     Environmental Power
                                                                                                                Corp.

(1) The Trustees serve until their resignation or the appointment of a successor and the officers serve at the pleasure of the Trustees.

         The Trustees have an Audit Committee consisting of Messrs. Russell, Glimp, Howe and Blampied. The Audit Committee assists the Board of Trustees in fulfilling its responsibilities for the accounting and financial reporting practices and provides a channel of communication between the Board of Trustees and the Trust's independent accountants. The Committee held one meeting during the last fiscal year.

         The following table shows the dollar range of shares of the Trust beneficially owned by each Trustee.

                          Name of Trustee                             Dollar Range of Equity Securities in the Trust
Trustees Who Are "Interested Persons" of the Trust
-----------------------------------------------------
Ernest E. Monrad                                                      Over $2,000,000
Bruce H. Monrad                                                       Over $2,000,000
Robert B. Minturn, Jr.                                                Over $100,000
Trustees Who Are Not "Interested Persons" of the Trust
------------------------------------------------------
C. Earl Russell                                                       $50,001-$100,000
Fred L. Glimp                                                         Over $100,000
J. Murray Howe                                                        Over $100,000
Peter J. Blampied                                                     Over $100,000

         The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on December 31, 2001 was 1,595,802.378 shares (.92%).

         The Trust has adopted a Code of Ethics governing personal securities transactions by persons associated with the Trust who have access to information about its investment operations. The Code does permit investments by Trust personnel for their own accounts, but requires approvals and reporting. The Code of Ethics of the Trust is on file as an exhibit to this registration statement and may be obtained through the Securities Exchange Commission.

                            COMPENSATION OF TRUSTEES

         Under the Declaration of Trust, the Trustees are entitled to receive an annual fee equal to 1/2 of 1% of the principal of the Trust, computed at the end of each quarter year at the rate of 1/8 of 1% of the principal at the close of such quarter. The principal of the Trust for this purpose is taken as a total of the value of the portfolio and other assets less all liabilities, except accrued Trustees' fees, valued set forth below under "Price and Net Asset Value". The total Trustee fee paid to the Trustees and President for each of the fiscal years ended September 30, 1999, 2000 and 2001 was $11,305,545, $7,932,510 and
$6,390,935, respectively.

         The following table shows the aggregate compensation paid during the fiscal year ended September 30, 2001 to the Trustees, President and Officers of the Trust from the Trustees fee or otherwise.

Name and Position                                                                         Aggregate Compensation Paid

Ernest E. Monrad,  Trustee                                                                                 $2,262,715
Bruce H. Monrad, Chairman and Trustee                                                                      $2,054,804
William A. Oates, Jr., President                                                                           $1,713,416
Gordon C. Barrett, Executive Vice President and Treasurer*                                                  $ 350,000
Robert B. Minturn, Jr., Vice President, Clerk and Trustee                                                   $ 240,000
C. Earl Russell, Trustee                                                                                     $ 30,000
Fred L. Glimp, Trustee                                                                                       $ 30,000
J. Murray Howe, Trustee                                                                                      $ 30,000

Peter J. Blampied, Trustee                                                                                   $ 30,000


*Paid directly by the Trust; all other amounts shown are paid from the Trustees' fee.

Under the Declaration of Trust, the Trustees are required to furnish the Trust from their compensation, financial and statistical services for the Trust and such office space as the Trust may require.




                      CUSTODIAN AND INDEPENDENT ACCOUNTANTS

         The custodian for the Trust is Investors Bank & Trust Company, 200 Clarendon Street , Boston, Massachusetts. The custodian maintains custody of the Trust's assets. The Trust acts as its own Transfer and Shareholder Servicing Agent.

         The independent accountants for the Trust are PricewaterhouseCoopers LLP, One Sixty Federal Street, Boston, Massachusetts. PricewaterhouseCoopers LLP audits the Trust's annual financial statements included in the annual report to shareholders, reviews the Trust's filings with the Securities and Exchange commission on Form N-lA and prepares the Trust's federal income and excise tax returns.

                                   BANK LOANS


         The following table shows the Trust's borrowing in each of the ten years ended September 30, 2001.


                                                                                                      Average
                                                                                                     Amount of
                                                                                Average                 Debt
                                                         Amount of             Amount of           As a percentage
                                                            Debt                 Debt              of average net
Year Ended                                              Outstanding          Outstanding*              Assets*
----------                                              -----------          ------------              -------

September 30,

1992............................................           51,990,000              42,752,526              11.76%
1993............................................           75,321,000              50,497,798              16.17%
1994............................................           54,363,000              41,432,102               7.42%
1995............................................            3,552,000              32,973,723               5.03%
1996............................................            8,331,405              88,985,931              10.35%
1997............................................                    0               4,166,183                .26%
1998............................................           90,826,838              36,630,591               1.59%
1999............................................          197,275,213              48,732,032               2.15%
2000............................................         127,443,774              163,418,832               9.80%
2001............................................                                   42,175,565               3.18%
                                                     0
*Monthly method (sum of amounts outstanding at beginning of year and at the end of each month during the year divided by 13)





                                    BROKERAGE

         Decisions to buy and sell securities for the Trust and as to assignment of its portfolio business and negotiation of its commission rates are made by the Trustees. It is the Trustees' policy to obtain the best security price available, and, in doing so, the Trustees assign portfolio executions and negotiate commission rates in accordance with the reliability and quality of a broker's services and their value and expected contribution to the performance of the Trust. In order to minimize brokerage charges, the Trust seeks to execute portfolio transactions with the principal market maker for the security to which the transaction relates in the over-the-counter market unless it has been determined that best price and execution are available elsewhere. Such portfolio transactions may be carried out with broker-dealers that have provided the Trustees or the Trust with research and other investment related services. Such services may include furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing portfolio analyses and reports concerning issuers, industries, securities, economic factors and trends; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). It is not, however, the Trustees' policy to pay a higher net price to a broker-dealer or receive a lower net price from a broker-dealer solely because it has supplied such services. During the fiscal year ended September 30, 2001, the Trust engaged in portfolio transactions involving broker-dealers totaling $371,560,209. Of this amount $30,393,609 involved trades with brokers acting as agents in which such brokers received total brokerage commissions of $30,520. The remaining $341,166,600 in portfolio trades consisted of principal transactions with market makers and other dealers. During the fiscal years ended September 30, 1999 and 2000 brokerage commissions paid totaled $38,966 and $62,785, respectively. All such portfolio transactions completed by the Trust during the year ended September 30, 2001 were carried out with broker-dealers that have provided the Trust with research, and other investment related services.

                            PRICE AND NET ASSET VALUE

         It is the current policy of the Trust that the public offering price of shares of the Trust equal their net asset value, the Trust receiving the full amount paid by the investor. The net asset value is determined as of the close of the New York Stock Exchange on each day that the Exchange is open. It is the only price available to investors whose orders are received prior to the close of the Exchange on that day. The price to investors whose applications for purchase are received after the close of the New York Stock Exchange or on a non-business day will be the net asset value next determined. The net asset value of the Trust's shares is determined by dividing the market value of the Trust's securities, plus any cash and other assets (including dividends accrued) less all liabilities by the number of shares outstanding. Securities and other assets for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded as publicly reported or furnished by recognized dealers in such securities. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. An adjustment will be made to the Trust's price for fractions of a cent to the next highest cent. The Trust makes no special payment for the daily computation of its net asset value.

         As indicated in the Prospectus, purchase and redemption orders may be received on behalf of the Trust by brokers. In certain such cases, where the Trust has authorized such transactions (i) such broker may be authorized to designate other intermediaries to receive purchase and redemption orders for the trust; (ii) the Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order; and (iii) customer orders will be priced at the trust's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.


                                SHAREHOLDER PLANS

Open Accounts

         Upon making an initial investment (minimum amount $1,000), a shareholder will automatically have an Open Account established for him on the books of the Trust. Once any account is opened there is no limitation to the size or frequency of investment. The shareholder will receive a confirmation from the Trust of this and each subsequent transaction in his Account showing the current transaction and the current number of shares held. A shareholder may make additional investments in shares of the Trust at any time by ordering the Trust shares at the then applicable public offering price. Share certificates which have been issued to a shareholder may be returned to the Trust at any time for credit to the shareholder's Open Account. Shares held in an Open Account may be redeemed as described in the Prospectus under "How to Withdraw Your Investment". Income dividends and capital gains distributions are credited in shares on the payment date (which may be different than the record date) at the applicable record date closing net asset value, unless a shareholder has elected to receive all income dividends and/or capital gains distributions in cash.

Automatic Investment and Withdrawal Plans

         These Plans have been developed to accommodate those who wish to make purchases or sales of shares of the Trust on a continuing basis without the imposition of any fee or service charge. Subject to the initial investment minimum of $1,000, any shareholder maintaining an Open Account may request in his application or otherwise in writing that investments be made through automatic deductions (minimum $50) from his bank checking or savings account or that withdrawals be made automatically with the redemption price paid by check or electronic funds transfer. The shareholder may cancel his participation in either Plan at any time, and the Trust may modify or terminate either Plan at any time.

         An investor should understand that he is investing in a security, the price of which fluctuates, and that under the Plans he will purchase or sell shares regardless of their price level and that if he terminates the Plan and sells his accumulated shares at a time when their market value is less than his cost, he will incur a loss. In the case of the Automatic Investment Plan, he should also take into account his financial ability to continue the Plan through periods of low prices and understand that the Plan cannot protect him against loss in declining markets.



                         TAX-ADVANTAGED RETIREMENT PLANS

         In addition to regular accounts, the Trust offers tax-advantaged retirement plans which are described briefly below. Contributions to these plans are invested in shares of the Trust; dividends and other distributions are reinvested in shares of the Trust. Contributions may be invested in shares of Northeast Investors Growth Fund as well as shares of the Trust.

         Contributions to these retirement plans, within the limits and circumstances specified in applicable provisions of the Internal Revenue Code, are excludable or deductible from the participant's income for federal income tax purposes. In addition, non-deductible or after-tax contributions may be made to these retirement plans to the extent permitted by the Internal Revenue Code. Reinvested dividends and other distributions accumulate free from federal income tax while the shares of the Trust are held in the plan. Distributions from these plans are generally included in income when received; however, after-tax or non-deductible contributions may be recovered without additional federal income tax. Premature distributions, insufficient distributions after age 70 1/2 or excess contributions may result in penalty taxes.

         Investors Bank & Trust Company serves as trustee or custodian of each of the following plans. It is entitled to receive specified fees for its services. Detailed information concerning each of the following plans (including schedules of trustee or custodial fees) and copies of the plan documents are available upon request to the Trust at its offices.

         An individual investor or employer considering any of these retirement plans should read the detailed information for the plan carefully and should consider consulting an attorney or other competent advisor with respect to the requirements and tax aspects of the plan.

Prototype Defined Contribution Plan

         The Trust offers a Prototype Defined Contribution Plan suitable for adoption by businesses conducted as sole proprietorships, partnerships or corporations.

         The employer establishes a Prototype Defined Contribution Plan by completing an adoption agreement specifying the desired plan provisions. The adoption agreement offers flexibility to choose appropriate coverage, eligibility, vesting and contribution options subject to the requirements of law. Under a supplement to the Prototype Defined Contribution Plan, an employer may establish a salary reduction or 401(k) plan.

Traditional IRA and Roth IRA

         An individual may open his own Individual Retirement Account (IRA) or Roth IRA using a custodial account form approved for this purpose by the IRS. An individual may have an IRA even though he is also an active participant in a pension or profit-sharing plan or certain other plans. However, depending on the individual's adjusted gross income and tax return filing status, contributions for an individual who is an active participant in another plan may be partially or entirely non-deductible. Contributions to a Roth IRA are non-deductible, but income and gains accumulate free of income tax and distributions after age 59 1/2 are generally not taxable.

403(b) Retirement Account

         Certain charitable and educational institutions may make contributions to a 403(b) Retirement Account on behalf of an employee. The employee may enter into a salary reduction agreement with the employer providing for the employee to reduce his pay by the amount specified in the agreement and for the employer to contribute such amount to the employee's 403(b) Retirement Account. Funds in the account may generally be withdrawn only upon the participant's reaching age 59 1/2 or his termination of employment, financial hardship, disability, or death.

                    DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES

         It is the Trust's policy to distribute net investment income and net realized capital gains on sales of investments (less any available capital loss carry forwards) annually. Dividends and distributions are credited in shares of the Trust unless the shareholder elects to receive cash.

         Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

         It is the policy of the Trust to distribute its net investment income and net realized gains for each year in taxable dividends and capital gain distributions so as to qualify as a "regulated investment company" under the Internal Revenue Code. The Trust did so qualify during its last taxable year.

         A regulated investment company which meets the diversification of assets and source of income requirements prescribed by the Internal Revenue Code is accorded conduit or "pass through" treatment if it distributes to its shareholders at least 90% of its taxable income exclusive of net capital gains, i.e., it will be taxed only on the portion of such income which it retains.

         To the extent that a regulated investment company distributes the excess of its net long-term capital gain over its net short-term capital loss (including any capital loss carry-over from prior years), such capital gain is not taxable to the company but it is taxable to the shareholder.

         Income dividends and capital gain distributions are taxable as described, whether received in cash or additional shares. Shareholders who have not supplied the Trust with appropriate information with respect to their tax identification or social security number or who are otherwise subject to back-up withholding may have 30.5% of distributions withheld by the Trust.

         The foregoing discussion relates to federal income taxation. Dividends and capital gain distributions may also be subject to state and local taxes, and shareholders should consult with a qualified tax advisor.

                                 CAPITAL SHARES

         The Trust has only one class of securities--shares of beneficial interest without par value--of which an unlimited number are authorized. Each share has one vote and when issued, is fully paid and nonassessable. Fractional shares may be issued and when issued, have the same rights proportionately as full shares. The shares are transferable by endorsement or stock power in the customary manner, but the Trust is not bound to recognize any transfer until it is recorded on the books of the Trust. Each share is entitled to participate equally in any dividends or distributions declared by the Trustees. In the event of liquidation of the Trust, the holders of shares are entitled to all assets remaining for distribution after satisfaction of all outstanding liabilities. Distributions would be in proportion to the number of shares held. No shares carry any conversion, subscription, or other preemptive rights.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust provides that the Trustees shall have no power to bind the shareholders personally and requires that all contracts and other instruments shall recite that the same are executed by the Trustees as Trustees and not individually and that the same are executed by the Trustees as not binding upon the Trust's assets. The Trust is advised by counsel (Mintz. Levin, Cohn, Ferris, Glovsky and Popeo, P.C.) that under the applicable Massachusetts decisions, no personal liability can attach to the shareholders under contracts of the Trust containing this recital. Moreover, the Declaration of Trust provides that any shareholder of the Trust shall be indemnified by the Trust for all loss and expense incurred by reason of his being or having been a shareholder of the Trust. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                       HISTORICAL PERFORMANCE INFORMATION

         From time to time, the Trust may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:





                  Where:   (ERV/P)^1/N-1


                  P =      a hypothetical initial payment of $1,000
                  N =      number of years
                  ERV      = ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

         The calculation of average annual total return assumes the reinvestment of all dividends and distributions. The Trust may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of the total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Trust's average annual total return as described above. The Trust's total return for the one, five and ten year periods ended September 30, 2001 are set forth in the Prospectus.

         From time to time, the Trust may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        Yield = 2[(a-b/cd + 1)^6 - 1]
         Where:

         a =......dividends and interest earned during the period
         b =......expenses accrued for the period (net of reimbursements)
         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d = the maximum offering price per share on the last day of the period

         Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Trust owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

         The performance quotations described above are based on historical experience and are not intended to indicate future performance.

         To help investors better evaluate how an investment in the Trust might satisfy their investment objective, advertisements regarding the Trust, as well as other publications, may discuss various measures of Trust performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance or other information prepared by recognized mutual fund statistical services. Advertisements and other publications may also compare Northeast Investors Trust's performance to performance as reported by other indices and averages or other investments for which reliable performance information is available The Trust's Annual Report contains additional performance information, and will be made available to investors upon request and without charge.

                              FINANCIAL STATEMENTS

The following financial statements are included in this Statement of Additional
Information:

         1.       Schedule of Investments as of September 30, 2001

         2.       Statement of Assets and Liabilities as of September 30, 2001

         3.       Statement of Operations for the Year Ended September 30, 2001

         4. Statements of Changes in Net Assets for each of the two years in the period ended September 30, 2001

         5.       Notes to Financial Statements for the year ended September
                  30, 2001

         6.       Report of PricewaterhouseCoopers LLP, Independent Accountants



Schedule of Investments
September 30, 2001

Corporate Bonds                                                                  Value
Name of Issuer                                                  Principal       (Note B)
----------------------------------------------------------------------------------------------------------------------
Apparel - 1.39%
Polymer Group, Senior Sub. Notes, 9%, 7/01/07.................. $5,100,000      $1,989,000
Polymer Group, Senior Sub. Notes, 8.75%, 3/01/08............... 18,922,000       7,190,360
Samsonite Corp. Senior Sub. Notes, 10.75%, 6/15/08............. 10,000,000       7,100,000
                                                                               ------------
                                                                                16,279,360
Building & Construction--.26%
Aluma Enterprises, Inc., 7.5%, 12/31/01........................  2,314,723       1,979,088
Henry Company Senior Notes, 10%, 4/15/08.......................  2,500,000         650,000
Nualt Enterprises, Inc., 6%, 12/31/04..........................  7,042,799         422,568
                                                                               ------------
                                                                                 3,051,656
Chemicals - 5.80%
General Chemical Ind. Senior Sub. Notes, 10.625%, 5/01/09......  3,000,000       2,100,000
Huntsman Corp. Sen. Sub. Notes, 9.5%, 7/01/07..................  6,250,000       1,750,000
Huntsman Corp. Sen. Sub. Floating Rate Notes, 7.08%, 7/01/07... 39,500,000      11,060,000
Huntsman Polymer Corp. Senior Notes, 11.75%, 12/01/04..........  2,000,000         560,000
LaRoche Ind. Sen. Sub. Notes Ser. B, 9.5%, 9/15/07 (a)......... 18,000,000         270,000
Lyondell Senior Secured Notes, 9.875%, 5/01/07 (b)............. 15,000,000      13,575,000
Lyondell Chemical Senior Sub. Notes, 10.875%, 5/01/09 (b)...... 10,000,000       8,200,000
Pioneer Americas Acq. Senior Notes, 9.25%, 6/15/07 (a)......... 20,000,000       5,600,000
Sterling Chemical Sen. Sub. Notes, 11.75%, 8/15/06 (a)......... 12,500,000       1,750,000
Sterling Chemical Sen. Sub. Notes Series A, 11.25%, 4/01/07 (a) 30,025,000       4,203,500
Sterling Chemical Sen. Sub. Notes Series 12.375%, 7/15/06 (a)   23,990,000      18,712,200
Sterling Chemical Holding Sen. Disc. Notes, 0/12%,8/15/08 (a)(c)18,980,000         189,800
                                                                               ------------
                                                                                67,970,500
Clothing - 2.26%
St. John Knits Senior Sub. Notes, 12.5%, 7/1/09................ 10,000,000       9,850,000
West Point Stevens, Inc. Sen. Notes, 7.875%, 6/15/05........... 40,725,000      13,439,250
West Point Stevens, Inc. Sen. Notes, 7.875%, 6/15/08........... 10,250,000       3,177,500
                                                                               ------------
                                                                                26,466,750
Conglomerate - 2.18%
Jordan Industries Sen. Sub. Disc. Notes, 0/11.75%, 4/01/09 (c)  21,616,713      10,808,356
Jordan Industries Senior Notes Series D, 10.375%, 8/01/07......  7,000,000       6,090,000
Jordan Industries Senior Notes, 10.375%, 8/01/07............... 10,000,000       8,700,000
                                                                               -----------
                                                                                25,598,356
Energy/Natural Resources - 11.51%
Giant Industries Sen. Sub. Notes, 9.75%, 11/15/03 (b).......... $3,190,000      $3,054,425
Husky Oil Bonds, 8.9/11.1875%, 8/15/28 (b) (d)................. 20,000,000      20,400,000
Kelley Oil Senior Subordinated Notes, 10.375%, 10/15/06........  7,500,000       4,875,000
Kelley Oil & Gas, Company Guaranteed, 14%, 4/15/03.............  9,928,000      10,126,560
Key Energy Senior Sub. Notes, 14%, 1/15/09 (b)................. 13,951,000      15,904,140
Nuevo Energy Co. Senior Notes, 9.5%, 6/01/08...................  4,750,000       4,488,750
Pacific Gas & Electric Co. Senior Notes, 7.575%, 10/31/01......  5,000,000       4,350,000
Parker Drilling Co. Senior Sub. Notes, 9.75%, 11/15/06 (b)..... 12,195,000      12,073,050
R&B Falcon Senior Notes Series B, 6.75%, 4/15/05...............  1,840,000       1,907,473
Resource America, Inc., 12%, 8/01/04...........................  7,500,000       7,050,000
Swift Energy Co. Senior Sub. Notes, 10.25%, 8/01/09 (b)........ 10,000,000      10,300,000
Tesoro Petroleum Corp. Senior Sub. Notes, 9%, 7/01/08 (b)...... 14,000,000      13,160,000
Universal Compression Sen. Disc. Notes, 0/9.875%, 2/15/08 (c).. 22,500,000      19,800,000
Wiser Oil Co. Sen. Sub. Notes, 9.5%, 5/15/07...................  8,655,000       7,356,750
                                                                               ------------
                                                                               134,846,148
Entertainment - 1.60%
AMC Entertainment, Inc. Senior Sub. Notes, 9.5%, 3/15/09 (b)... 12,000,000      10,440,000
Cinemark USA, Inc. Senior Sub. Notes Series B, 9.625%, 8/01/08   3,000,000       2,670,000
Cinemark USA, Inc. Senior Sub. Notes Series D, 9.625%, 8/01/08   6,500,000       5,590,000
                                                                               ------------
                                                                                18,700,000
Financial Services - 1.23%
Finova Group Inc., 7.5%, 11/15/09..............................  9,094,500       3,637,800
Metris Companies, Inc. Senior Notes, 10.125%, 7/16/06.......... 11,000,000       9,130,000
Metris Companies, Inc., 10%, 11/01/04..........................  2,000,000       1,700,000
                                                                               ------------
                                                                                14,467,800
Food & Beverage - 2.00%
Chiquita Brands Senior Notes, 9.625%, 1/05/04 (a)..............  3,000,000       1,980,000
Chiquita Brands Senior Notes, 9.125%, 3/01/04 (a)..............  2,000,000       1,320,000
Chiquita Brands Senior Notes, 10.25%, 11/01/06 (a).............  8,000,000       5,280,000
Chiquita Brands International Senior Notes, 10%, 6/15/09 (a)... 10,000,000       6,600,000
Envirodyne Industries, Inc. Senior Notes, 10.25%, 12/01/01 (a)  20,395,000       5,098,750
Mrs. Fields Original Cookies Senior Notes, 10.125%, 12/01/04...  3,500,000       3,115,000
                                                                               ------------
                                                                                23,393,750
Food Processing - 1.42%
Agrilink Foods Inc., 11.875%, 11/01/08.........................  9,000,000       7,965,000
SC International Service Senior Sub. Notes, 9.25%, 9/01/07 (b)  11,600,000       8,700,000
                                                                               ------------
                                                                                16,665,000

Food Service - 1.06%
Aurora Food, Inc. Senior Sub. Notes, 9.875%, 2/15/07........... $9,000,000      $7,290,000
Aurora Food, Inc. Senior Sub. Notes Series B, 9.875%,2/15/07...  1,500,000       1,215,000
B&G Foods Senior Sub. Notes, 9.625%, 8/01/07 (b)...............  4,500,000       3,915,000
                                                                               ------------
                                                                                12,420,000
Gaming --11.74%
Boyd Gaming Senior Sub. Notes, 9.5%, 7/15/07 (b)............... 25,000,000      23,250,000
Fitzgeralds Gaming Corp. Senior Sec. Notes, 12.25%, 12/15/04 (a) 5,000,000       3,000,000
Riviera Holdings Corp. First Mortgage Notes, 10%, 8/15/04 (b)   17,000,000      13,770,000
Trump Atlantic City First Mortgage Notes, 11.25%, 5/01/06...... 90,530,000      56,128,600
Las Vegas Sands/Ven. Mortgage Notes, 12.25%, 11/15/04 (b)...... 34,000,000      30,940,000
Las Vegas Sands/Ven. Sen. Sub. Nts., 10/14.25%,11/15/05 (d).... 12,500,000      10,500,000
                                                                               ------------
                                                                               137,588,600
Gas and Oil Production - .85%
KCS Energy Inc., 8.875%, 1/15/08............................... 12,500,000      10,000,000

Grocery Stores--4.69%
Fleming Co., Inc. Senior Sub. Notes, 10.5%, 12/01/04 (b)....... 20,000,000      20,000,000
Fleming Co., Inc. Senior Sub. Notes Ser B, 10.625%,7/31/07 (b). 18,000,000      17,820,000
Fleming Co., Inc. Senior Notes, 10.125%, 4/01/08...............  5,000,000       5,137,500
Fleming Co., Inc. Convertible Notes, 5.25%, 3/15/2009..........  3,000,000       3,427,500
Penn Traffic Senior Notes, 11%, 6/29/09........................ 10,032,560       8,628,002
                                                                               ------------
                                                                                55,013,002
Health Care Supplies--.04%
Global Health Sciences Company, 11%, 5/1/08 (a)................  5,000,000         400,000

Hotels--.45%
Lodgian Financing Corp., 12.25%, 7/15/09....................... 18,500,000       5,272,500

Manufacturing/Service Industry--1.02%
Haynes International Senior Notes, 11.625%, 9/01/04............ 10,000,000       5,400,000
Key Components LLC Senior Notes, 10.5%, 6/01/08................  7,500,000       6,525,000
                                                                               ------------
                                                                                11,925,000
Metals & Mining--6.20%
Acme Metal, Inc. Senior Notes, 10.875%, 12/15/07 (a)........... 20,000,000           2,000
CF&I Acquisition Term Loan, 9.5%, 3/31/03......................  2,689,495       3,100,119
Crown Cork and Seal Co., Inc., 7.125%, 9/01/02 (b).............  5,000,000       3,500,000
Golden Northwest Aluminum, 12%, 12/15/06....................... 12,500,000       6,250,000
Inland Steel Corp. First Mortgage Nts. Series R, 7.9%,
1/15/07 (b)....................................................  6,500,000       4,095,000
Kaiser Aluminum Chemical Corp. Sub. Notes, 12.75%, 2/01/03..... 46,230,000      33,285,600
Kaiser Aluminum Chemical Corp. Series B, 10.875%, 10/15/06..... 13,500,000      11,475,000
LTV Steel Co., Inc. Senior Notes, 8.2%, 9/15/07 (a)............ $8,000,000        $220,000
LTV Steel Co., Inc. Senior Notes, 11.75%, 11/15/09 (a).........  7,500,000         206,250
National Steel Corp. First Mortgage Notes, 8.375%, 8/01/06.....  3,000,000       1,230,000
Ormet Corp. Senior Notes, 11%, 8/15/08 (b)..................... 15,000,000       9,300,000
                                                                               ------------
                                                                                72,663,969
Miscellaneous Manufacturing--1.73%
Amtrol, Inc. Senior Sub. Notes, 10.625%, 12/31/06..............  6,645,000       5,050,200
Evenflo Company, Inc. Senior Notes, 11.75%, 8/15/06............  7,000,000       1,750,000
Great Lakes Corp. Senior Sub. Notes, 11.25%, 8/15/08...........  7,000,000       7,210,000
Great Lakes Corp. Senior Sub. Notes, 11.25%, 8/15/08...........  1,985,000       2,060,000
LLS Corporation Senior Sub. Notes, 11.625%, 8/01/09............  6,000,000       1,020,000
Remington Product Co. Senior Sub. Notes, 11%, 5/15/06..........  4,000,000       3,240,000
                                                                               ------------
                                                                                20,330,200
Office Equipment--.14%
Dictaphone Corp. Senior Sub. Notes, 11.75%, 8/01/05 (a)........ 19,845,000       1,587,600

Oil/Gas Exploration--1.21%
Comstock Resources Inc. Senior Notes, 11.25%, 5/01/07 (b)...... 14,500,000      14,210,000

Packaging and Container--2.01%
Owens-Illinois, Inc. Senior Notes, 7.85%, 5/15/04.............. 14,000,000      11,690,000
Owens-Illinois, Inc., 7.15%, 5/15/05........................... 15,000,000      11,850,000
                                                                               ------------
                                                                                23,540,000
Paper/Forest Products--8.66%
American Tissue, Inc. Senior Secured Notes, 12.5%, 7/15/06 (a)  16,000,000       3,200,000
Crown Paper Senior Sub. Notes, 11%, 9/01/05 (a)................ 14,950,000         261,625
Four M Corporation Senior Notes, Series B, 12%, 6/01/06........  1,500,000       1,320,000
Gaylord Container Corp. Senior Notes, 9.75%, 6/15/07........... 19,000,000      13,680,000
Gaylord Container Corp. Senior Notes, 9.375%, 6/15/07.......... 15,000,000      10,800,000
Gaylord Container Corp. Senior Sub. Notes, 9.875%, 2/15/08..... 30,000,000       7,800,000
Maxxam Group Holdings, Inc. Senior Notes, 12%, 8/01/03......... 11,000,000       9,350,000
Stone Container Corp. Senior Notes, 12.58%, 8/01/16 (b)........ 43,100,000      45,686,000
Stone Container Corp. Senior Notes, 11.5%, 8/15/06 (b).........  9,000,000       9,360,000
WTD Industries Senior Sub. Notes, 8%, 6/30/05 (a)(e)...........    340,900          68,180
                                                                               ------------
                                                                               101,525,805
Products and Manufacturing --1.64%
Motors and Gears, Inc. Senior Notes Series D, 10.75%,
11/15/06 (b)................................................... 22,410,000      19,272,600

Recreation--1.24%
Coast Hotels & Casino Company Gtd. Notes, 9.5%, 4/01/09 (b).... 15,000,000      14,550,000
Outboard Marine Corp. Debentures, 9.125%, 4/15/17 (a)..........  9,750,000          12,187
Outboard Marine Corp. Senior Notes, 10.75%, 6/01/08 (a)........  8,000,000          10,000
                                                                               ------------
                                                                                14,572,187
Retail--.87%
Eye Care Centers of America, Inc. Senior Notes, 9.125%,
5/01/08........................................................$10,000,000      $3,000,000
Eye Care Centers Sub. Nts. FRN, 8.21%, 5/01/08.................  5,000,000       1,500,000
National Vision Senior Notes, 12.75%, 10/15/05.................  8,419,000       5,724,920
                                                                               ------------
                                                                                10,224,920
Retail Food Chains --4.87%
Advantica Restaurant Group Senior Notes, 11.25%, 1/15/08....... 58,768,700      38,199,655
American Restaurant Group Senior Notes, 11.5%, 2/15/03......... 13,931,000      13,505,200
FRD Acquisition Senior Notes, 12.5%, 7/15/04 (a)............... 15,000,000         150,000
Family Restaurants Senior Notes, 9.75%, 2/01/02 (a)............ 18,000,000         720,000
Planet Hollywood Secured PIK Notes, 12/10%, 5/09/05 (a)(d).....  3,000,000         300,000
Romacorp, Inc. Senior Notes, 12%, 7/01/06 (b)..................  7,500,000       4,200,000
                                                                               ------------
                                                                                57,074,855
Transportation --.94%
Avis Rent A Car Senior Sub. Notes, 11%, 5/01/09 (b)............ 10,000,000      11,034,000

Miscellaneous --.17% Hines Horticulture Senior
Sub. Notes, 12.75%, 10/15/05...................................  1,951,000       1,853,450
Mosler, Inc. Senior Notes, 11%, 4/15/03 (a).................... 10,340,000         103,400
                                                                               ------------
                                                                                 1,956,850
                                                                               ------------
        Total Corporate Bonds -- 79.18% (cost--$1,494,525,253)                $928,051,408

Foreign Bonds
Foreign Bonds --4.31%
Brazil C Bond Debentures, 8%, 4/15/14.......................... 12,314,117       8,289,002
Argentina Global Bonds, 12%, 9/19/27........................... 32,310,923      17,205,567
Republic of Brazil Discount Ser Z-L, FRN, 14.5%, 10/15/09...... 26,366,000      24,942,236
Euro Stabilization Advances, 0%, 12/15/26 GBP..................    302,459          98,057
                                                                               ------------
        Total Foreign Bonds -- (cost--$54,932,232)............                 $50,534,862

Stocks
                                                                Number of           Market
                                                                  shares            Value
Name of Issuer
Common Stock --10.68%
Advantica Restaurant Group (f)................................   1,217,762         828,078
Chubb Corp....................................................     300,000      21,423,000
Darling International, Inc. (f)...............................     745,530         670,977
Gaylord Container Corp. (f)...................................   1,243,799       1,616,939
Grand Union Co. (f)...........................................     932,146           1,864
Homefed Corp. (f).............................................     192,222         173,000
International Airline Support Group (f).......................     224,540         130,233
Jamboree Office REIT..........................................      50,307       2,515,350
JPS Capital (f)...............................................   1,038,823       5,318,774
J P Morgan & Co...............................................     370,000      12,635,500
Little Switzerland, Inc. (f)..................................     273,659         407,752
MAXXAM, Inc. (f)..............................................     200,000       3,950,000
NL Industries.................................................     528,300       7,919,217
National Vision Inc...........................................     349,784             820
Nualt Enterprises (e) (f).....................................      10,752             108
Ontario Limited (e)(f)........................................       1,773               6
Pathmark Stores (f)...........................................   1,600,398      38,089,472
Penn Traffic Common (f).......................................   1,906,164       9,511,758
Planet Hollywood (f)..........................................     132,500          39,750
Safelite Glass Corp., Class B (e).............................     109,677       1,076,467
Safelite Reality Corp. (e)....................................       7,403              66
Smurfit-Stone Container (f)...................................     257,142       3,401,989
Tokheim (f)...................................................     163,841         327,682
Trilanco 2 Limited (e) (f)....................................          98               1
Trilanco 3 Limited (e) (f)....................................          98               1
Walter, Industries Inc........................................     500,000       4,475,000
WestPoint Stevens, Inc........................................   1,600,000       2,832,000
Zions Bancorporation..........................................     145,600       7,812,896
                                                                              -------------
Total Common Stocks -- (cost--$225,408,517)...................                $125,158,700

Preferred Stocks
Preferred Stocks --.31%
American Restaurant Group, PIK 12%............................       5,182       3,615,750
Total Preferred Stocks --(cost--$5,048,915)...................                  $3,615,750

                                                                  Number of
                                                                  Shares or
Warrants                                                              Units
Warrants --.40% (f)
American Restaurant Group Warrants............................        3,500             35
Key Energy Service Warrants...................................       15,000      1,050,000
R&B Falcon Corp. Warrants.....................................        7,000      1,995,000
Safelite Glass Corp. A Warrants (e)...........................      268,788        596,946
Safelite Glass Corp. B Warrants (e)...........................      179,192        383,521
Tokheim Jr. Warrants..........................................      101,133          1,011
Wherehouse Entertainment A Warrants (e).......................       81,164        619,282
Wherehouse Entertainment B Warrants (e).......................       14,091         32,973
Wherehouse Entertainment C Warrants (e).......................       14,091         19,868
 Total Warrants --(cost--$2,065,808)..........................                  $4,698,636

Repurchase Agreement --1.85%
Investors Bank & Trust Repurchase Agreement 2.31%
due 10/01/01 $21,759,760......................................                  21,759,760

 Total Repurchase Agreement -- (cost--$21,759,760)**............               $21,759,760

 Total Investments -- 96.73% (cost--$1,803,740,485)...........              $1,133,819,116

 ** Acquired on September 28, 2001. Collateralized by $22,847,748 of U.S. Government mortgage-backed securities due 04/15/31. The maturity value is $21,763,949. As an operating policy, the Trust, through the custodian bank, secures receipt of adequate collateral supporting repurchase agreements.
 (a) Non-income producing security due to default or bankruptcy filing
 (b) All or a portion of security has been pledged to collateralize short-term borrowings.
 (c) Represents a zero coupon bond that converts to a fixed rate at a designated future date. The date shown on the schedule of investments represents the maturity date of the security and not the date of coupon conversion.
 (d) Represents a step-up coupon bond that converts to a fixed rate at a designated future date. The date shown on the schedule of investments represents the maturity date of the security and not the date of coupon conversion.
 (e) Security is valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees
 (f) Non-income producing security PIK Payment in Kind
 GBP Principal denoted in British Pounds Sterling
 FRN Floating Rate Note

Federal TaxInformation: At September 30, 2001, the aggregate cost of investment securities for income tax purposes was $1,803,740,485. Net unrealized depreciation aggregated $669,921,369 of which $35,218,798 related to appreciated investment securities and $705,140,167 related to depreciated investment securities. The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001. The accompanying notes are an integral part of the financial statements.

Statement of Assets and
Liabilities
Year Ended September 30, 2001

Assets
 Investments--at market value (cost $1,803,740,485)............................$1,133,819,116
 Cash..........................................................................     1,007,263
 Interest receivable...........................................................    39,394,431
 Receivable for shares of beneficial interest sold.............................     1,216,799
 Receivable for dividends......................................................       102,000
                                                                               --------------
         Total Assets.......................................................... 1,175,539,609

Liabilities
 Payable for shares of beneficial interest repurchased.........................    $1,767,000
 Trustee fees payable..........................................................     1,467,208
 Accrued expenses..............................................................       163,502
                                                                                -------------
         Total Liabilities.....................................................     3,397,710
                                                                                -------------
 Net Assets....................................................................$1,172,141,899

Net Assets Consist of:
Capital, at a $1.00 par value..................................................  $158,103,174
Paid in surplus................................................................ 1,688,347,218
Distribution in excess of net investment income................................    (2,287,640)
Accumulated net realized gain on investments...................................    (2,099,484)
Net unrealized depreciation of investments.....................................  (669,921,369)

Net Assets, for 158,103,174 shares outstanding.................................$1,172,141,899

Net Asset Value, offering price and redemption price per share
($1,172,141,899/158,103,174 shares)............................................         $7.42

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Year Ended September 30, 2001
Investment Income

        Interest............................................    $155,133,244
        Dividends...........................................       2,580,422
        Other Income........................................       1,109,907
                                                                ------------
                Total Income................................     158,823,573
Expenses

        Trustee fees........................................      $6,390,935
        Interest............................................       2,761,032
        Administrative expenses and salaries................       1,138,681
        Printing, postage and stationery....................         341,412
        Computer and related expenses.......................         307,150
        Legal fees..........................................         161,638
        Auditing fees.......................................          94,559
        Telephone...........................................          57,544
        Insurance...........................................          39,870
        Custodian fees......................................          15,410
        Other expenses......................................         115,385
        Total Expenses......................................      11,423,616
        Net Investment Income...............................     147,399,957
        Realized and Unrealized Gain (Loss) on Investments
        Net realized gain from investment transactions......     (11,591,104)
        Change in unrealized appreciation/(depreciation)
        of investments and assets and liabilities in
        foreign currencies..................................    (243,981,524)
        Net Decrease in Net Assets Resulting
        from Operations.....................................   ($108,172,671)

The accompanying notes are part of the financial statements.

Statement of Changes
in Net Assets

                                                            Year Ended         Year Ended
                                                           September 30,     September 30,
                                                               2001               2000

Increase (Decrease) in Net Assets
From Operations:
Net investment income.................................     $147,399,957       $180,247,449
Net realized gain (loss) from investment transactions       (11,591,104)        (4,100,144)
Change in unrealized (depreciation) of investments         (243,981,524)      (160,650,262)

        Net Increase (Decrease) in Net Assets
        Resulting from Operations.....................     (108,172,671)        15,497,043

 Distributions to Shareholders from Net
 Investment Income....................................     (156,028,429)      (198,112,674)

 From Net Trust Share Transactions....................        5,750,557       (445,899,346)

 Total Increase (Decrease) in Net Assets..............     (258,450,543)      (628,514,977)

Net Assets:
Beginning of Period...................................     1,430,592,442     2,059,107,419
End of Period.........................................    $1,172,141,899    $1,430,592,442

Notes to Financial Statements for the
year ended September 30, 2001

Note A-Organization
Northeast Investors Trust (the "Trust"), a diversified open-end management investment company (a Massachusetts Trust), is registered under the Investment Company Act of 1940, as amended.

Note B-Significant Accounting Policies
Valuation of Investments: Securities for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded, as publicly reported, or are furnished by recognized dealers in such securities. Securities for which market quotations are not readily available (including restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. Federal Income Taxes: The Trust does not provide for federal income taxes as it is the policy of the Trust to distribute its taxable income for each year in taxable dividends so as to qualify as a regulated investment company under the Internal Revenue Code. At September 30, 2001, the Trust had available capital loss carryforward of $2,099,492, which will expire on September 30, 2008. The capital losses will be used to offset future capital gains. State Income Taxes: Because the Trust has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes. Net Asset
Value: In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent. Distributions and Income:
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in surplus. The Trust's distributions and dividend income are recorded on the ex-dividend date. Interest income, which includes accretion of market discount, is accrued as earned. Original issue discount on bonds and step-up bonds is accreted according to the effective-yield method. Acquisition premiums are amortized using the yield to maturity method; market premiums are amortized using the straight-line method. The Trust will continue to amortize premium and discount on all fixed-income securities as required by principles set forth in the revised AICPA Audit and Accounting Guide. These principles will not affect the Trust's net asset value. Certain securities held by the Trust pay interest in the form of cash or additional securities (known as Payment-In-Kind or PIK); interest on such securities is recorded on the accrual basis by means of the effective-yield method. Security Transactions: Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note C-Trustees' Compensation
Trustees' compensation has been computed at the rate of 1 /8 of 1% of the net assets (before deduction of accrued Trustees' compensation) at the close of each quarter, from which the Trustees have paid certain expenses specified in the Declaration of Trust.

Note D-Shares of Beneficial Interest
At September 30, 2001, there were unlimited shares of beneficial interest authorized with a par value of $1. Transactions in shares of beneficial interest were as follows:

                                              Year Ended                        Year Ended
                                          September 30, 2001               September 30, 2000
                                        Shares         Amount            Shares         Amount

Shares Sold                            98,020,027   $818,255,734        74,791,378  $710,963,319
Shares issued to shareholders in
reinvestment of distributions
from net investment income             12,263,153    101,482,103        14,068,805   132,097,967
                                      -----------   ------------        ----------  ------------
                                      110,283,180    919,737,837        88,860,183   893,061,286
Shares repurchased                   (109,828,931)  (913,987,280)     (135,520,677)(1,288,960,632)

Net Increase (Decrease)                   454,249     $5,570,557       (46,660,494) ($445,899,346)

Note E-Purchases and Sales of Investments
Purchases and sales of securities, other than short-term and government securities, aggregated $284,442,090 and $458,614,916 respectively, for the period ended September 30, 2001.
Note F-Short-term Borrowings
Short-term bank borrowings, which do not require maintenance of compensating balances, are generally on a demand basis and are at rates equal to adjusted money market interest rates in effect during the period in which such loans are outstanding. At September 30, 2001 the Trust has unused lines of credit amounting to $165,000,000 and there was no outstanding balance. The committed lines of credit may be terminated at the banks' option at their annual renewal dates. The following information relates to aggregate short-term borrowings for the year ended September 30, 2001:

Maximum amount outstanding at
any month end...............................          $158,893,532

Average amount outstanding
total of daily outstanding principal
balances divided by number of days with debt
outstanding during the period)...............         $130,236,262

Average annualized interest rate.............                 7.41%
Under the most restrictive arrangement, the Trust must pledge to the banks securities having a market value equal to or greater than 200% of the total bank borrowings. Securities with principal amounts and values aggregating $378,086,000 and $374,240,615, respectively, have been pledged to collateralize short-term borrowings.

Note G-Repurchase Agreement On a daily basis, the Trust invests uninvested cash balances into repurchase agreements secured by U.S.Government obligations. Securities pledged as collateral for repurchase agreements are held by the Trust's custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Report of Independent Accountants
To the Shareholders and Trustees of Northeast Investors Trust
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Northeast Investors Trust (the "Trust") at September 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.
PricewaterhouseCoopers LLP
Boston, Massachusetts
November 2, 2001





PART C. OTHER INFORMATION

Item 24.  Financial Statemets and Exhibits

          (a) The following financial statements and related information are included in the Statement of Additional Information:

1.   Statement of Assets and Liabilities as of September 30, 2001.

2.   Statement of Operations of the year ended September 30, 2001.

3. Statement of Changes in Net Assets for each of the two years in the period ended September 30, 2001.

4.   Schedule of Investments as of September 30, 2001.

5.   Notes to financial statements for the year ended September 30, 2001.

6.   Report of PricewaterhouseCoopers LLP, Independent Accountants.

          In addition, the Consent of Independent Accountants is included in Part C.

          (b) The following Exhibits are filed herewith.

          (1)       Exhibit  1--             Restated Agreement and Declaration
                                             of Trust as amended through
                                             February 9,1987(filed herewith)

          (2)       Not Applicable

          (3)       Not Applicable

          (4)       Exhibit  4--             Form of Certificate representing
                                             shares of beneficial interest
                                             (filed herewith)

          (5)       Not Applicable

          (6)       Not Applicable

          (7)       Not Applicable

          (8)       Exhibit 8 --             Custodian Agreement(filed herewith)

          (9)       Not Applicable

          (10)      Not Applicable

          (11)      Not Applicable

          (12)      Not Applicable

          (13)      Not Applicable

          (14)      Exhibit 14               IRA Custodial Account Agreement
                                             (filed herewith)

          (15)      Not Applicable

          (16)      Exhibit 16               Code of Ethics(filed herewith)

Item 25. Persons Controlled by or Under Common Control With Registrant

         Not Applicable

Item 26. Number of Holders of Securities

         The number of record holders of each class of securities of the Registrant as of September 30, 2001 is as follows:

               (1)                                (2)
          Title of Class                     Number of Record Holders

     Shares of Beneficial Interest           25,184

Item 27.  Indemnification

          Registrant's Declaration of Trust contains the following provisions:

          "Each person who is or has been a Trustee or beneficiary of the Trust shall be indemnified by the Trust against expenses reasonably incurred by him in connection with any claim or in connection with any action, suit or proceeding to which he may be a party, by reason of his being or having been a Trustee or beneficiary of the Trust. The term expenses includes amounts paid in satisfaction of judgements or in settlement other than amounts paid to the Trust itself. Except as hereinafter provided the Trust shall not, however, indemnify such Trustee or beneficiary if there is a claim of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, unless there is an adjudication of freedom from such charges. In the case of settlement or in the case of an adjudication in which the exitence of such aforesaid charges if not established, the Trustees shall, prior to authorizing reimbursement for any such settlement or adjudication, determine that the Trustee or beneficiary is not liable to the Trust or its beneficiaries for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In making such determination the Trustees may be guided, in their discretion, by an opinion of counsel. Such determination by the Trustees, however, shall not prevent a beneficiary from challenging such indemnification by appropiate legal proceedings. The foregoing right of indemnification shall be in addition to any other rights to which any such Trustee or beneficiary may be entitled as a matter of law."

     The Registrant has been advised that in the opion of the Securities and Exchange Commission provisions providing for the indemnification by a Massachusetts business trust of its officers and trustees against liabilities imposed by the Securities Act of 1933 are against public policy, as expressed in said Act, and are therefore unenforceable. It is recognized that the above-quoted provisions of the Registrant's Declaration of Trust may be sufficiently broad to indemnify officers and trustees of the Registrant against liabilities arising under said Act. Therefore, in the event that a claim of indemnification against liability under said Act (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee of the Registrant in the successful defense of any action, suit or proceeding) shall be asserted by an offecer or trustee under said provisions, the Registrant will, unless in the opinion of its counsel the question has already been settled by controlling precedent, submit to a court of appropiate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser

         Not Applicable

Item 29. Principal Underwriters

         Not Applicable

Item 30. Location of Accounts and Records

         Accounts, books and other documents required to be maintained by
         Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the offices of the Registrant, 50 COngress Street, Boston, Massachusetts.

Item 31. Management Services

         None

Item 32. Undertakings

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Shareholders upon request and without charge.






                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form N-1A of our report dated November 2, 2001, relating to the financial statements and financial highlights of Northeast Investors Trust, which appear in such Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Custodian and Independent Accountants", and "Financial Statements" in such Registration Statement.




PricewaterhouseCoopers LLP
Boston, Massachusetts
January 28, 2002






SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 31st day of January, 2002. Registrant represents that this amendment meets the requirements for Northeast Investors Trust

                                                By s/Bruce H. Monrad
                                                Bruce H. Monrad, Trustee

Pursuant to the requirements of the Securities Act of 1933, this Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

   Signature                       Title                              Date
s/Bruce H. Monrad               Trustee and person              January 31, 2002
  Bruce H Monrad                performing functions
                                of principal executive
                              officer and principal
                                financial and accounting
                                officer

s/Ernest E. Monrad              Trustee                         January 31, 2002
Ernest E. Monrad

s/Robert B. Minturn, Jr.        Trustee                         January 31, 2002
Robert B. Minturn, Jr.

s/Fred L. Glimp                 Trustee                         January 31, 2002
Fred L. Glimp

J. Murray Howe                  Trustee                         January 31, 2002

C. Earl Russell                 Trustee                         January 31, 2002

Peter Blampied                  Trustee                         January 31, 2002


--------------------------------------------------------------------------------
Exhibit 1


                            NORTHEAST INVESTORS TRUST

                              DECLARATION OF TRUST

                               Dated March 1, 1950

                                   As Amended

                                December 9, 1953

                                December 10, 1958

                                January 23, 1964

                                  June 30, 1969

                                December 31, 1973

                                December 8, 1976

                                February 15, 1979

                                December 14, 1983

                                December 11, 1985

                                February 9, 1987


                            NORTHEAST INVESTORS TRUST

                              DECLARATION OF TRUST

                         THIS AGREEMENT and DECLARATION
                    OF TRUST made at Boston, Massachusetts,
                        this First day of March, 1950, by

                               HOLLIS P. NICHOLS
                              RICHARD W. BURGEVIN
                                  DEXTER NEWTON

                       (hereinafter with their successors
                     referred to as "the Trustees") and the
                    holders of shares of beneficial interest
                      to be issued hereunder as hereinafter
                                    provided,

                                 WITNESSETH that

                            WHEREAS the Trustees have

                      agreed to manage all property coming

                         into their hands as trustees in

                         accordance with the provisions

                             hereinafter set forth,

                            NOW, THEREFORE, the said
                     Trustees hereby declare that they will
                       hold all cash, securities and other

                      property which they may from time to
                     time acquire in any manner as Trustees
                    hereunder IN TRUST to manage and dispose
                    of the same upon the following terms and
                     conditions for the pro rata benefit of
                        the holders from time to time of
                    certificates representing shares in this
                        Trust as hereinafter set forth.

ARTICLE I
NAME AND DEFINITIONS

Name Section 1. This Trust shall be known as "Northeast Investors Trust" and the Trustees shall conduct the business of the Trust under such name.

Definition of "Beneficiary" Section 2. The term "beneficiaries" wherever it appears in this declaration of Trust shall mean the holders of certificates representing the shares of beneficial interest issued by the Trustees as hereinafter provided. Every such beneficiary by the acceptance of a certificate representing one or more of such shares shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto, A beneficiary of record appearing upon the books of the Trustees shall be deemed by the Trustees for all purposes to be the owner of the shares standing in his name.

Definition of "Trust Property" Section 3. The term "Trust Property" wherever the same appears herein shall mean all of the Trust Property held by the Trustees as trustees hereunder.

Marginal Notes Section 4. The Article headings and marginal notes inserted in this Declaration are for convenience of reference and are not to be taken to control or affect the meaning, construction, or effect thereof.

ARTICLE II
PURPOSE OF TRUST

Purpose of Trust The purpose of the Trust is to provide investors with a managed, diversified investment program, the primary objective of which shall be the production of income. Capital appreciation shall also be an objective of the Trust, but its achievement must be compatible with the primary objective.

ARTICLE III
ISSUANCE OF SHARES

Par Value Shares Section 1. The beneficial ownership of the of Property shall be divided into an unlimited number of transferable shares of One Dollar ($1) par value each. Such shares shall be represented by certificates in such form as the Trustees may from time to time determine, transferable by the holders thereof in person or by attorney upon the books of the Trustees upon surrender of such certificate properly endorsed for transfer. The Trustees may authorize the certificates to bear the facsimile signatures of any one or more of the Trustees provided such certificates are signed by an authorized officer of a duly appointed transfer agent or registrar of the Trust. The Trustees shall have full power and authority as to the issue and transfer of certificates in place of any certificates lost or destroyed. Such shares may be issued in such fractions as the Trustees shall determine from time to time, such fractional shares to have pro rata the same rights and privileges, including voting power, rights to dividends and other pro rata rights as full shares, and wherever the term 'share' or 'shares' is used herein it shall be deemed for all purposes to include such fractional shares to the extent of such fractions as full shares. The Trust at any time at the discretion of the Trustees may purchase, and the record holders shall be obligated to sell, all of such fractional shares at the liquidating value thereof in effect at the time of such purchase and the amount of such liquidating value shall be distributed to such record holders whereupon all such fractional shares shall become void and such holders of fractional shares shall have no rights in respect thereof. In lieu of issuing certificates for full or fractional shares, the Trustees may either issue receipts therefor in such form as they may determine or may keep accounts upon their books for the record holders of such shares, who shall in either case be deemed, for all purposes hereunder, to be the holders of certificates for such shares as if they had accepted such certificates and shall be held to have expressly assented and agreed to the terms hereof. The record holders of the full or fractional shares of the Trust shall be entitled to obtain certificates therefor at any time upon request to the Trustees, but the Trust at the discretion of the Trustees may purchase, and such record holder shall be obligated to sell, any fractional shares of such holder at the liquidating value thereof in effect at the time of such request.

Amount Received by Trust Section 2. The shares of ownership in the Trust Property may be issued by the Trustees at not less than the par value thereof to such person or persons and at such price or prices for cash and/or such other property as they may from time to time determine. Upon the issue of shares in exchange for property whether acquired by merger or otherwise, the value of such property shall be appraised by the Trustees in such manner as shall be deemed by them to reflect its fair value, and the value thereof when so determined in good faith shall be conclusive. In no event shall any issue or sale, subsequent to the issue and sale of the first 10,400 shares, be at a rate which will yield to the Trust a sum or value less than the fair net asset value per share of the then outstanding shares of the Trust as determined by the Trustees as hereinafter provided. Provided, anything herein to the contrary notwithstanding, that the Trustees may also issue shares pro rata to the beneficiaries at any time as a stock dividend and may issue to the beneficiaries from time to time rights to subscribe pro rata to new shares in the Trust at any price fixed by the Trustees.

Paid-In Surplus Section 3. Any excess received by the Trustees upon the issue and sale of the shares of the Trust over the par value thereof may be carried upon the books of the Trustees as paid-in surplus. The shares may at any time and from time to time in the discretion of the Trustees be changed to shares either of no par value or of such other par value as the Trustees may determine, and the difference between such other par value, or the difference between the stated value of the shares if they are changed to shares of no par value, and the then book value of the shares, exclusive of earned surplus, may be carried as paid-in or capital surplus.

Status of Shares Section 4. Shares herein shall be deemed to be personal property giving only the rights in this instrument and in the certificates specifically set forth. The death of a beneficiary during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased beneficiary to an accounting or to take any action in court or elsewhere against the Trustees, but only to the rights of said decedent under this Trust upon the surrender of the certificate or certificates for the shares owned by him. Ownership of shares shall not entitle the beneficiary to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of shares constitute the holders thereof partners.

Limitation of Personal Liability Section 5.
The Trustees shall have no power to bind the beneficiaries personally or to call upon them for the payment of any sum of money or assessment whatsoever other than such as said beneficiaries may at any time personally agree to pay by way of subscription to any shares or otherwise.

ARTICLE IV
RIGHTS AND PRIVILEGES OF BENEFICIARIES

Section 1. The beneficiaries shall have the right to vote regarding the following matters:

(a) The election of Trustees as
provided in Article V, Section
1; (b) The authorization of any
proposed sale of the Trust
Property as a whole as provided in Article VI, Section 1; and (c) The authorization of any proposed alteration or amendment of this Declaration of Trust as provided in Article VI, Section 4.

Voting Power and Meetings Meetings of the Beneficiaries may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Beneficiaries as herein provided or for any other purpose. Notice of any meeting of the beneficiaries shall be given by the Trustees at least ten (10) days before such meeting by mailing postage prepaid, a written or printed notice thereof stating the time, place and purpose of the meeting to each beneficiary at his address as the same appears upon the books of the Trust.

Each beneficiary of record shall be entitled at any such meeting to one vote, either in person or by lawful proxy in writing filed with the Trustees, for each share of the Trust standing on its books in his name. At any meeting of the beneficiaries a quorum for the transaction of business shall consist of holders of a majority of the shares of the Trust then outstanding present in person or by proxy; provided that a lesser number may make reasonable adjournments of such meeting until a quorum is obtained. If the Trustees shall fail or refuse to call or give notice of any meeting provided for above for a period of thirty (30) days after request in writing made by beneficiaries holding an aggregate of at least ten per cent (10%)of the shares of the Trust then outstanding, then beneficiaries holding a like percentage of such shares may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for herein in case of call thereof by the Trustees.

At each meeting of the beneficiaries, the Trustees shall appoint one of their number or one of the beneficiaries to preside thereat. The Trustees shall appoint a Clerk for each such meeting, who shall be duly sworn to the faithful discharge of his duties, to keep the minutes of such meeting, which minutes shall be signed and attested by him and filed with the records of the Trust.

Right to Dividends Section 2. The beneficiaries shall be entitled to receive pro rata annually or oftener dividends in cash or additional shares of the Trust equal approximately to the net income of the Trust. Such distributions may be made even though the capital of the Trust may be impaired at the time of distribution.

In addition, the Trustees may make further distributions among the beneficiaries in cash or shares out of any available net assets of the Trust, provided however, that any distributions made from any source other than earnings shall be accompanied by a statement in writing advising beneficiaries of the source of funds so distributed together with a basis of calculation. In the case of a distribution payable in cash or stock, at the election of any of the shareholders, the Trustees may prescribe whether a beneficiary failing to express his election before a given time, shall be deemed to have elected to take shares rather than cash, or to take cash rather than shares, or to take shares with cash adjustments for fractions.

Definition of "Net Income" Section 3. The term "net income" is hereby defined as the gross earnings of the Trust, excluding gains on sales of securities and stock dividends received, less the expenses of the Trust. The expenses shall include (1) taxes attributable to the income of the Trust exclusive of gains on sales, (2) the compensation of the Trustees, and (3) other charges properly deductible for the maintenance and administration of the Trust; but there shall not be deducted from gross or net income any losses on securities, realized or unrealized. The Trustees shall otherwise have full discretion to determine which items shall be treated as income and which items as capital and their determination shall be binding upon the beneficiaries.

Right to Sell Shares to Trust Section 4. The holders of the shares of the Trust shall be entitled at any time to sell, and the Trust shall be obligated to buy, their shares at the net asset value thereof in effect at the time the sale is made less any liquidating charge that may be imposed by the Trustees in their discretion from time to time, which charge, if imposed, shall be at a rate determined by the Trustees not exceeding one per cent (1%) of such net asset value, upon surrender of the certificate or certificates representing the same to the Trustees properly endorsed for transfer together with a request that the Trustees purchase the same at the liquidating value thereof in the manner herein provided and pay the same to the beneficiary in exchange for the shares so surrendered. Any such liquidating charge shall be retained as a part of the Trust Property. The Trustees shall be entitled to pay for the shares so surrendered out of any funds of the Trust or to sell such of the Trust Property as may be necessary for such purpose. For the protection of the remaining beneficiaries the Trustees reserve the right (1) to demand not more than seven
(7) days' written notice of the request to purchase such shares at such liquidating value, which period may be extended by the Trustees for such time
(a) during which the New York Stock Exchange may at any time be closed for business other than the customary weekend and holiday closing or open upon a restricted basis; (b) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable, or it is not reasonably practical for the Trust fairly to determine the value of its net assets; or (c) during such other periods as the Securities and Exchange Commission may by order permit for the protection of security holders of the Trust, and (2) to deliver assets in whole or in part in kind in lieu of cash, all under such reasonable rules and regulations as may be determined by the Trustees from time to time.

Shares tendered for repurchase which are received by the Trust at or before the close of the New York Stock Exchange on a day, other than Saturday, on which the Exchange is open will be purchased on the basis of the net asset value determined as of the close of the Exchange that day; but if the day of deposit is not such a day or if the deposit is made after the close of the Exchange on such a day, the repurchase price will be based on the net asset value determined as of the close of the Exchange on the next day, other than Saturday, on which it is open. Payments for shares so deposited shall be made by the Trust to the beneficiary of record within seven days after the date upon which the shares are deposited. In case of a suspension of determination of asset value, the right of redemption will also be suspended and the beneficiary may either withdraw his certificate from deposit or receive payment of the net asset value determined as of the close of business on the first full day, after the suspension, upon which such Exchange is open.

Determination of Asset Value Section 5. For all purposes under this Indenture the asset value shall be determined by or under authority of the Trustees as of the close of the New York Stock Exchange on each business day upon which such Exchange is open for unrestricted trading, such asset value to become effective as of the date and time as of which it is computed and shall remain in effect until a new asset value shall be determined and become effective. Such asset value shall be determined in the following manner: (1)(a) Any security (except a security deemed restricted as to public resale) listed or traded on a national securities exchange which is deemed by the Trustees to be the primary market for such security (the "primary market exchange") shall be valued at the price of the last quoted sale on the primary market exchange for that day prior to the close of the New York Stock Exchange if such sale price is readily available, or, in the absence of any sale on the primary market exchange on that day or if the last quoted sale price is not readily available, then at the bid price last quoted prior to the close of the New York Stock Exchange if market quotations are readily available; otherwise at the fair value thereof as determined by the Trustees;

(b) Any other security (except a security deemed restricted as to public resale) shall be valued at the bid price for that day last quoted prior to the close of the New York Stock Exchange if there are market quotations readily available, or in the absence of said market quotations, then at the fair value thereof as determined by the Trustees;

(c) All other assets of the Trust, including any securities deemed restricted as to public resale, shall be valued at the fair value thereof as determined by the Trustees.

(2) From the total value of the Trust Property as so determined shall be deducted the liabilities of the Trust, including borrowings from banks, accounts payable for investments purchased, and for shares of the Trust tendered for redemption and not redeemed which are to be stated at amounts payable therefor, reserves for taxes, Trustees' compensation and such other expenses and liabilities of the Trust as may be determined by the Trustees to be accruing liabilities. For the purpose of determining such asset value in the case of repurchase there may also be deducted a reserve estimated by the Trustees to be reasonable for such taxes and expenses as would be then or thereafter incurred by the Trust if the Trust had sold all of its assets at the liquidating value thereof at the time of such determination.

(3) The resulting amount shall represent the asset value of the Trust Property and shall be divided by the number of shares of the Trust then outstanding, exclusive of any shares of the Trust held in its Treasury, to determine the net asset value per share. The asset value of the Trust property and shares as so determined shall be final and conclusive.

During periods, when, in the opinion of the Trustees, an emergency exists or violent changes in securities prices are taking place, the Trustees may adopt such other method or methods of appraising the value of the assets of the Trust as they shall reasonably deem in the best interest of all beneficiaries of the Trust.

Reports to Beneficiaries Section 6. The Trustees shall keep accurate books of accounts and shall make reports to the beneficiaries at least semiannually, such reports to contain a list of the investments of the Trust and a balance sheet and income statement for the period covered thereby in such detail as the Trustees shall deem proper. For the purpose of such reports the Trustees shall have the financial statements audited and certified by an independent public accountant and all lists of investments, copies of which are included in such reports, shall be certified by the Custodian. The reports will show the aggregate dollar amount of purchases and sales of investment securities, a statement of the aggregate remuneration paid by the Trust to the Trustees and in addition a statement of all amounts paid to any firm, corporation, bank or trust company having a partner, officer or director who is also a Trustee of the Trust.

Record Date Section 7. The Trustees may fix a date not exceeding forty (40) days preceding the date of any meeting of beneficiaries, any dividend payment date, or any date for the allotment of rights, as a record date for the determination of the beneficiaries entitled to notice of and to vote at such meeting, or entitled to receive such dividend or rights.

ARTICLE V
ELECTION, TERM OF OFFICE

POWERS AND DUTIES OF TRUSTEES

Election Section 1. The Trustees named herein shall serve until the first annual meeting of the Beneficiaries or until the election and qualification of their successors. The Beneficiaries may at a special meeting called for the purpose at any time elect Trustees in addition to those previously elected, provided that the total number of trustees shall not at any time exceed seven (7). The vote of Beneficiaries holding an aggregate of the majority of the shares of the Trust represented at such a meeting at which a quorum is present shall be necessary for the election of Trustees. Resignations Any Trustee hereunder may resign his Trust by written instrument signed by him and deposited with the remaining Trustee or Trustees. Any vacancy occurring in the number of the Trustees from any cause whatsoever, whether by reason of the death, resignation or disability of any Trustee or Trustees, may be filled by the beneficiaries at a meeting called for that purpose in the same manner provided for in the case of the election of Trustees; provided, however, that until action by the beneficiaries, the remaining Trustee or Trustees shall have the power to fill any such vacancy by an instrument in writing deposited with said Trustee or Trustees, but a meeting of beneficiaries shall be called forthwith and held as promptly as possible and in any event within sixty (60) days to ratify such appointment if a majority of the then existing Trustees have been so appointed since the last election by the beneficiaries. Anything herein to the contrary notwithstanding, any vacancy or vacancies which reduce the number of the Trustees below three (3) shall be filled by the beneficiaries or the remaining Trustee or Trustees within six (6) months of the creation thereof. Title of Successors The title to the Trust Property shall vest in any Trustee or Trustees elected or appointed as above provided after written acceptance of such election or appointment by him or them, without any further act, and he or they shall thereupon have the same powers. duties and exemptions as though originally named as Trustee herein. Such written acceptances shall be filed with the records of the Trust, and any certificate signed by a majority of the Trustees as to who are or were Trustees at any time shall be conclusive and binding for all purposes.

Vacancies During any vacancy the remaining Trustee or a majority of the remaining Trustees may exercise any and all of the powers of the Trustees hereunder. The determination of a vacancy or vacancies in the number of Trustees by reason of death, resignation or disability when made by the remaining Trustee or Trustees and set forth in any instrument filling such vacancy or vacancies shall be final and conclusive for all purposes.

Delegation of Authority Any Trustee may by power of attorney delegate his powers for a period not exceeding six (6) months at any one time to any other Trustee or Trustees hereunder, provided that in no case shall less than a majority of the Trustees personally exercise their powers hereunder except as herein otherwise expressly provided. Any instrument executed under the provisions of this section may be deposited with a custodian duly appointed for the Trust Property and the depositing in such manner shall have the same force and effect as the deposit with the Trustee or Trustees hereinbefore provided.

No Direct Sales or Purchases of Section 2. No Trustee shall directly or indirectly purchase or Securities Between Trust and Trustees sell any securities or other property from or to the Trust other than shares of the Trust. Anything herein to the contrary notwithstanding, any Trustee or any organization with which any Trustee may be associated may act as broker for the Trust but not as principal in making purchases and sales of securities for or to the Trust for its investment portfolio, and may charge and receive from the Trust the usual and customary commission for such service. Any organization with which a Trustee may be associated in acting as broker for the Trust shall be responsible only for the proper execution of transactions in accordance with the instructions of the Trust and shall be subject to no further liability of any sort whatever.

No Loans to Trustees or Distributor Section 3. No Trustee or general distributor of the shares of the Trust or any officer or director of such distributor shall directly or indirectly borrow any money or other property from the Trust.

Investment Powers and Restrictions Section 4. The Trustees shall have full power and authority to buy and invest the funds in their hands in bonds, stocks, voting trust certificates, notes, certificates of indebtedness, acceptances, certificates of interest, call loans, commercial paper and any negotiable instruments however named or described, except as specifically limited in this
Section 4. The Trustees shall not in any wise be bound or limited by any present or future law or custom in regard to trust investments but shall have full authority and power to make any and all investments within the above limitations which they in their uncontrolled discretion may deem proper to accomplish the purposes of the Trust,including, without implied limitation, investments in securities of investment companies and investment trusts to the extent permitted herein; and the Trustees' right to receive compensation hereunder shall not be diminished by the making of any such investments. The Trustees shall not purchase the securities of any one issuer if such purchase at the time thereof would cause more than five percent (5%) of the Trust Property to be invested in the securities of any one issuer; but this restriction shall not apply to obligations of the government of the United States of America or to obligations of any corporation organized under a general Act of Congress if such corporation is an instrumentality of the United States. The Trustees shall not purchase the securities of any issuer if such purchase at the time thereof would cause more than ten percent (10%) of any class of securities of such issuer (as disclosed by the last available financial statement of such issuer) to be held by the Trust. The Trustees shall not invest in any corporation or association for the purpose of exercising control of management.

The Trustees shall not invest in or retain in the portfolio of the Trust the securities of any issuer in which the combined holdings of the Trustees individually are more than 1/2 of 1% of the outstanding shares of securities of such issuer; nor shall the Trustees invest in the securities of any issuer that together with any predecessor thereof has been in continuous operation for less than three years; nor shall the Trustees engage in any operations for the account of the Trust generally or technically known as short sales or marginal transactions, provided that such limitation shall not prevent any sale of securities by the Trust where the Trust owns at the time of such sale securities equivalent in kind and amount to those sold or where the Trust owns at the time of such sale securities convertible into securities equivalent in kind and amount to those sold. The Trustees shall not engage in buying or selling for the Trust any commodities or commodities contracts or any real estate, provided, however, that the Trustees may, to the extent otherwise permitted herein, invest in securities of organizations which deal in commodities or real estate and in securities secured by interests in real estate. The Trustees shall not engage. in buying or selling for the account of the Trust so-called puts, calls, straddles or spreads.

The Trustees shall not invest in securities of any other open-end investment company. The Trustees shall not invest in the securities issued by other investment trusts or investment companies except by purchases in the open market from which (so far as is known to the Trustees) no commission or profit results to a distributor or dealer other than the customary broker's commission. Nothing contained in this paragraph shall prevent any purchase for the purpose of effecting a merger, consolidation, or other acquisition of assets.

The Trustees shall also have full power and authority to sell or otherwise dispose of free and clear from any of the provisions of this Trust and from any of the liens created hereby all such investments and to invest the proceeds or any part thereof with continuing powers to so invest and reinstate during the continuance of the Trust.

All Property Held by Custodian Section 5.
All securities, cash and other property owned by the Trust shall be held by a Custodian which shall be a bank or trust company in good standing and having a capital, surplus and undivided profits of at least $5,000,000 and doing business in the United States of America. For purposes of this paragraph, securities owned by the Trust shall be deemed "held by a Custodian" if such securities are deposited by the Trust's Custodian in a system for the central handling of securities in a manner consistent with the applicable Federal securities laws and the rules and regulations thereunder. The Custodian shall be employed under a Custodian's Agreement in substantially the form of the agreement between the Trustees and The Merchants National Bank of Boston, dated March 1, 1950, a copy of which is on file with the Commissioner of Corporations and Taxation of the Commonwealth of Massachusetts provided that the form thereof may be amended or modified with the approval of holders of a majority of the shares either in writing or by vote at a meeting called for the purpose, and further provided that a change in the bank or trust company acting as Custodian at any time shall not be deemed to be such an amendment or modification. Section 6. Without limiting the generality of any other power or authority herein granted to the Trustees, they shall have full power and authority to do any of the following acts:

Power to Pay Taxes (a) To pay any and all taxes or liens of whatever nature or kind imposed upon or against the Trust Property or any part thereof, or imposed individually or jointly upon any of the Trustees hereunder by reason of the Trust Property or the income or profits thereof, such payment to be out of the Trust Property available for that purpose.

Power to Make Distributions (b) To make distribution of income and of available net assets to the beneficiaries in the manner designated in Article IV, Section 2, hereof.

Borrowing Power (c) To borrow money from banks for the purposes of this Trust if in the opinion of the Trustees such borrowing may be advantageously made to increase the earning power of the Trust but only up to twenty-five per cent (25%) of the gross assets of the Trust taken at cost at the time the borrowings are made. The Trustees may also borrow from banks if such borrowings are made temporarily for extraordinary or emergency purposes but only to an amount that the aggregate of all bank borrowings of the Trust shall not exceed thirty per cent (30%) of such gross assets. Such borrowings may be made with or without collateral security and, the Trustees may, in their discretion, pledge, mortgage, charge or hypothecate or otherwise encumber the gross assets of the Trust as security for any loan or loans; provided however, that no loan shall be made which when added to the amount of the then outstanding loans, except those to be paid or refunded therefrom, shall cause the aggregate amount of such loans to exceed thirty per cent (30%) of the gross assets of the Trust taken at cost at the time of the loan, and provided further that the Trustees shall have no power so to pledge, mortgage, charge or hypothecate or otherwise encumber the gross assets of the Trust without a written consent of the holders of not less than two-thirds of the issued Trust certificates.

Owner to Sell, Convey and Deal with (d) In all matters and respects to sell, convey and generally to Trust Property deal with the Trust Property and to manage and conduct the Trust hereby created (including the giving or furnishing of proxies for voting at meetings in respect of any shares of stock, bonds or other securities at any time included in the Trust Property) as fully as if the Trustees were the absolute owners thereof, and to execute any and all instruments and to do any and all things incidental to said Trust not inconsistent with the provisions hereof, the execution or performance of which the Trustees may deem expedient.

To Employ Custodian (e) To employ such custodian or custodians for the safekeeping of the Trust Property, such dividend disbursing agent or agents, and such transfer agent or transfer agents and registrar or registrars for the shares of the Trust, and to make and perform such contracts for the aforesaid purposes as in their opinion may be reasonable, necessary, or proper for the conduct of the affairs of the Trust, and to pay the fees and disbursements of such custodians, dividend disbursing agents, transfer agents and registrars out of the Trust Property. The Trustees may, notwithstanding any other provisions herein, cause any or all of the Trust Property to be transferred or to be acquired or held in the name of the custodian or in the name of any nominee or nominees of the Trustees or nominee or nominees of the custodian satisfactory to the Trustees.

To Appoint Distributor (f) To appoint a distributor or distributors and/or an agent or agents for the sale of the shares of the Trust and to allow such distributor or distributors and/or agent or agents a commission or discount upon the sale of such shares not to exceed eight per cent (8%) of the selling price thereof, and to enter into such contract or contracts with such distributor or distributors and/or agent or agents as the Trustees may in their discretion deem reasonable and proper. Any such contract for the sale or distribution of the shares of this Trust may be made with any Trustee or any beneficiary or any firm or corporation in which any Trustee or beneficiary is interested, and in the absence of any such contract the commission hereinabove provided may be paid to any Trustee or beneficiary or any firm or corporation in which any Trustee or beneficiary is interested effecting any such sale. Such distributor shall purchase shares from the Trust only as principal against orders therefor and from anyone else only as agent of the Trust and neither the Trustees nor the distributor nor any of the officers or directors of the distributor shall take "long" or "short" positions in purchasing or selling such shares.

To Employ Accountants, Auditors and (g) To employ accountants and auditors and legal counsel when Legal Counsel deemed necessary or proper for the purposes of the Trust and to pay their compensation and expenses out of the Trust Property. To Incur Other Expenses (h) To incur and pay out of the Trust Property such expenses and liabilities, including without implied limitation bookkeeping expenses, not herein otherwise expressly provided, as may be deemed by the Trustees to be necessary or proper for the purposes of the Trust.

To Establish Fiscal Year (i) To establish a fiscal year and from time to time change and alter the same. Trustees to Hold Legal Title Section 7. The Trustees shall hold legal title to and have absolute and exclusive control and management of all property at any time belonging to the Trust subject only to the specific limitations herein contained. The naming of any special duties and powers herein shall not be construed as limiting the general powers conferred upon the Trustees and each of the powers herein named shall be deemed separate and distinct powers.

Signatures and Action by Trustees Section 8. The Trustees may authorize any one or more of their number to sign,execute, acknowledge and deliver any note, deed, certificate or other instrument in the name or on behalf of the Trust and upon such authorization such signature, acknowledgment or delivery shall have full force and effect as the act of all of the Trustees. The Trustees may select from their own number a chairman and such other officers as the Trustees shall from time to time designate, such chairman and officers to have such powers as the Trustees may from time to time determine. The Trustees may act with or without a meeting and the action of a majority of the Trustees for the time being either at a meeting or evidenced by a writing signed by such majority shall be valid and binding as the action of the Trustees.

Trustees' Compensation Section 9. As compensation for their services the Trustees shall be entitled to receive as an aggregate fee, within ten (10) days after the close of each quarter year, a sum equal to one-eighth of one per cent (1/8 of 1%) of the principal of the Trust at the close of such quarter. The principal of the Trust for this purpose shall be taken as the total value of the Trust Property less all liabilities, except borrowings from banks and accrued Trustees' fees, valued as provided in Article IV, Section 5. Such compensation shall cover the personal services of the Trustees to the Trust, and, in addition, the Trustees shall for such compensation furnish and pay for (1) all research and statistical services to the Trust, and (2) such office space as the Trust may require. The Trustees, however, shall not be obligated to pay for any charges or liabilities herein authorized to be charged directly against the Trust Property.

Liability of Third Persons Dealing Section 10. No person dealing with the Trustees shall be bound to with Trustees make any inquiry concerning the validity of any transaction made or to be made by the Trustees pursuant hereto or be made liable for the application of money or property paid, loaned or delivered. Every note, bond, contract, instrument, certificate, share, or undertaking and every other act or thing whatsoever executed or done by the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in their or his capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon. Every note, bond, contract, instrument, certificate, share, or undertaking made or issued by the Trustees shall recite that the same was executed or made by them as Trustee or Trustees and not individually and that the obligations of such instrument are not binding only upon the Trust Property, and may contain such further recital as he or they may deem appropriate, but the omission thereof shall not operate to bind any Trustee or Trustees individually.

Liability of Trustees Section 11. Provided the Trustees have exercised reasonable care in their selection, they shall not be responsible or liable in any event for any neglect or wrongdoing of their agents or employees nor shall any Trustee be responsible for the act or omission to act of any other Trustee, provided further that nothing herein contained shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

ARTICLE VI

MISCELLANEOUS

Power to Sell Trust Section 1. Without limiting any of the powers or authorities
---------
hereinbefore set forth, the Trustees shall have the power and authority when authorized by the affirmative vote of the holders of a majority of the shares of the Trust then outstanding to sell all of the Trust Property as a whole to any person, firm, association, trust, or corporation for such price in cash and/or securities of any such persons, firms, association, trust or corporation, and upon such terms and conditions as the Trustees may deem proper; and thereupon this Trust shall terminate.

Indemnity Section 2. Each person who is or has been a Trustee or beneficiary
---------
of the Trust shall be indemnified by the Trust against expenses reasonably incurred by him in connection with any claim or in connection with any action, suit or proceeding to which he may be a party, by reason of his being or having been a Trustee or beneficiary of the Trust. The term expenses includes amounts paid in satisfaction of judgments or in settlement other than amounts paid to the Trust itself. Except as hereinafter provided the Trust shall not, however, indemnify such Trustee or beneficiary if there is a claim of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, unless there is an adjudication of freedom from such charges. In the case of settlement or in the case of an adjudication in which the existence of such aforesaid charges if not established, the Trustees shall, prior to authorizing reimbursement for any such settlement or adjudication, determine that the Trustee or beneficiary is not liable to the Trust or its beneficiaries for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In making such determination the Trustees may be guided, in their discretion, by an opinion of counsel. Such determination by the Trustees, however, shall not prevent a beneficiary from challenging such indemnification by appropriate legal proceedings. The foregoing right of indemnification shall be in addition to any other rights to which any such Trustee or beneficiary may be entitled as a matter of law.

Termination of Trust Section 3. This Trust shall terminate in any event upon the
---------
expiration of twenty-one (21) years after the death of the following persons, being the Trustees named herein and their children now living: Lucy Wills Nichols Hollis P. Nichols James Armstrong Newton Richard W. Burgevin Jane Abby Newton Dexter Newton Dexter Newton, Jr. Frances Fletcher Nichols Charles Richard Newton provided, however, that the Trust may be terminated at any time by the unanimous vote of the Trustees or by a vote or assent representing not less than two-thirds of the outstanding beneficial interests thereof. Upon the termination of this Trust either by expiration or otherwise the Trustees shall make provision for the payment of the expenses and liabilities of the Trust and of the Trustees and upon the surrender of the certificates representing the shares of this Trust then outstanding distribute the remaining assets, or sell and dispose of all or any part thereof and distribute the net proceeds thereof in cash and/or securities among the holders of such shares in proportion to their holdings and thereupon the Trustees shall be discharged from all further obligation hereunder. The distributive share of any beneficiary not so surrendering his certificate or certificates may be deposited by the Trustees with any bank or trust company having an office in Boston, Massachusetts, with authority to such depository to make delivery thereof to such beneficiary upon surrender to the depository for the account of the Trustees of such certificate or certificates as above provided, and such deposit shall be deemed to be full payment of such distributive share.

Amendment of Trust Section 4.This Declaration of Trust may be altered or amended at any time by an instrument in writing signed by all of the then Trustees when authorized so to do by the written consent of the holders of two-thirds of the shares then outstanding, said instrument in writing to certify that such authority or assent has been obtained and to state when such alteration or amendment shall become effective.

A copy of any alteration or amendment of this Declaration of Trust shall be filed with the Commissioner of Corporations and Taxation of The Commonwealth of Massachusetts within thirty (30) days after its execution or effective date.

Section 5. The Trustees shall covenant to open the records of the Trust to the inspection of the Commissioner of Corporations of the State of California at all times and to such other officials of such other states as the Trustees shall from time to time determine.

IN WITNESS WHEREOF, Hollis P. Nichols, Richard W. Burgevin and
Dexter Newton have hereunto set their hands and seals, for themselves and their assigns, as of the day and year first above written.

/s/ Hollis P. Nichols

Hollis P. Nichols

/s/ Richard W. Burgevin

Richard W. Burgevin

/s/ Dexter Newton

Dexter Newton

COMMONWEALTH OF MASSACHUSETTS
SUFFOLK, ss. Boston, March 1, 1950

Then personally appeared the above named Hollis P. Nichols, Richard W. Burgevin and Dexter Newton, and acknowledged the foregoing instrument to be their free act and deed, before me

/s/ Freda M. Lothman

Notary Public

Freda M. Lothman
Comm. exp. April 21, 1950

(Notary Seal)
--------------------------------------------------------------------------------
Exhibit 4

                                    Northeast

                                 Investors Trust

--------------------------------------------------------------------------------

                                    Shares of

                               Beneficial Interest

--------------------------------------------------------------------------------
                              For __________shares

                                    Issued to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Dated______________19

                              From whom transferred

--------------------------------------------------------------------------------


                              Dated______________19

--------------------------------------------------------------------------------
                              No. Original Cert.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               No. Original Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            No. of Shares Transferred

--------------------------------------------------------------------------------


Received Certificate No.
For_________________Shares
This______day of ________19
========================


No.__________                       Northeast                 ____________Shares
                                 Investors Trust

                                 CUSIP 664210101

This Certifies that___________________________________________________________
is the owner of______________________________________________________shares of beneficial interest in Northeast Investors Trust of the par value of One Dollar ($1.00) each, full paid and non-assesable, the shares being issued, received and held under and subject to the terms and provision of the Agreement and Declaration of Trust dated March 1, 1950, establishing Northeast Investors Trust, and any and all amendments thereto, copies of which are on file with the Commissioner of Corporations and Taxation for The Commonwealth of Massachusetts. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate imposes no liability upon the Trustees except for the application of the Trust Property in accordance with the provisions of said Declaration of Trust.


                 In Witness Whereof, the Trustees of Northeast Investors Trust Have caused this certificate to be signed on___________________
                                      ==========================================
                                                  For the Trustees

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM-as tenants in common TEN ENT-as tenants by the entireties JT TEN-as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT-.........Custodian..........
                   (Cust)             (Minor)
                  under Uniform Gifts to Minors
                  Act.........................
                              (State)

Additional abbreviations may also be used though not in the above list.

For the Value Received..........................hereby sell, assign and transfer unto ...........................................................................
 ................................................shares of beneficial interest in
Northeast Investors Growth Fund, represented by the within certificate and hereby irrevocably constitute and appoint......................................
attorney to transfer said shares upon the books of said Trust with full power of substitution in the premises.

Dated.........................
 .......................................
   (Signature of Seller)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular, without enlargement, alteration or any change whatever and to the extent set forth in the prospectus, must be guaranteed by a commercial bank, trust company, Massachusetts or New York savings bank, federal savings and loan association or member firm of a recognized exchange.


--------------------------------------------------------------------------------
Exhibit 8

                               CUSTODIAN AGREEMENT


         AGREEMENT made as of this ___ day of ________________, 1998, between NORTHEAST INVESTORS TRUST, a Massachusetts business trust (the "Fund"), and INVESTORS BANK & TRUST COMPANY, a Massachusetts trust company (the "Bank").

         The Fund, an open-end management investment company, desires to place and maintain all of its portfolio securities and cash in the custody of the Bank. The Bank has at least the minimum qualifications required by Section 17(f)(1) of the Investment Company Act of 1940 (the "1940 Act") to act as custodian of the portfolio securities and cash of the Fund, and has indicated its willingness to so act, subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto agree as follows:

         1. Bank Appointed Custodian. The Fund hereby appoints the Bank as custodian of its portfolio securities and cash delivered to the Bank as hereinafter described and the Bank agrees to act as such upon the terms and conditions hereinafter set forth. For the services rendered pursuant to this Agreement the Fund agrees to pay to the Bank the fees set forth on Appendix A hereto.

         2. Definitions. Whenever used herein, the terms listed below will have the following meaning:

         2.1 Authorized Person. Authorized Person will mean any of the persons duly authorized to give Proper Instructions or otherwise act on behalf of the Fund by appropriate resolution of its Board, and set forth in a certificate as required by Section 4 hereof.

            2.2 Board. Board will mean the Board of Directors or the Board of Trustees of the Fund, as the case may be.

            2.3 Security. The term security as used herein will have the same meaning as when such term in the Securities Act of 1933, as amended, including, without limitation, any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security, certificate of deposit, or group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to a foreign currency, or, in general, any interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to, or option contract to purchase or sell any of the foregoing, and futures, forward contracts and options thereon.

            2.4 Portfolio Security. Portfolio Security will mean any security owned by the Fund.

            2.5 Officers' Certificate. Officers' Certificate will mean, unless otherwise indicated, any request, direction, instruction, or certification in writing signed by any two Authorized Persons of the Fund.

            2.6 Book-Entry System. Book-Entry System shall mean the Federal Reserve-Treasury Department Book Entry System for United States government, instrumentality and agency securities operated by the Federal Reserve Bank, its successor or successors and its nominee or nominees.

            2.7 Depository. Depository shall mean The Depository Trust Company ("DTC"), a clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities Exchange Act of 1934 ("Exchange Act"), its successor or successors and its nominee or nominees. The term "Depository" shall further mean and include any other person authorized to act as a depository under the 1940 Act, its successor or successors and its nominee or nominees, specifically identified in a certified copy of a resolution of the Board.

            2.8 Proper Instructions. Proper Instructions shall mean (i) instructions regarding the purchase or sale of Portfolio Securities, and payments and deliveries in connection therewith, given by an Authorized Person as shall have been designated in an Officers' Certificate, such instructions to be given in such form and manner as the Bank and the Fund shall agree upon from time to time, and (ii) instructions (which may be continuing instructions) regarding other matters signed or initialed by such one or more persons from time to time designated in an Officers' Certificate as having been authorized by the Board. Oral instructions will be considered Proper Instructions if the Bank reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. The Fund shall cause all oral instructions to be promptly confirmed in writing. The Bank shall act upon and comply with any subsequent Proper Instruction which modifies a prior instruction and the sole obligation of the Bank with respect to any follow-up or confirmatory instruction shall be to make reasonable efforts to detect any discrepancy between the original instruction and such confirmation and to report such discrepancy to the Fund. The Fund shall be responsible, at the Fund's expense, for taking any action, including any reprocessing, necessary to correct any such discrepancy or error, and to the extent such action requires the Bank to act, the Fund shall give the Bank specific Proper Instructions as to the action required. Upon receipt by the Bank of an Officers' Certificate as to the authorization by the Board accompanied by a detailed description of procedures approved by the Fund, Proper Instructions may include communication effected directly between electro-mechanical or electronic devices provided that the Fund and the Bank agree in writing that such procedures afford adequate safeguards for the Fund's assets.

            2.9 Foreign Securities. The term Foreign Securities as used herein will have the same meaning as when such term is used in Rule 17f-5 of the 1940 Act.

         3. Separate Accounts. If the Fund has more than one series or portfolio, the Bank will segregate the assets of each series or portfolio to which this Agreement relates into a separate account for each such series or portfolio containing the assets of such series or portfolio (and all investment earnings thereon). Unless the context otherwise requires, any reference in this Agreement to any actions to be taken by the Fund shall be deemed to refer to the Fund acting on behalf of one or more of its series, any reference in this Agreement to any assets of the Fund, including, without limitation, any portfolio securities and cash and earnings thereon, shall be deemed to refer only to assets of the applicable series, any duty or obligation of the Bank hereunder to the Fund shall be deemed to refer to duties and obligations with respect to such individual series and any obligation or liability of the Fund hereunder shall be binding only with respect to such individual series, and shall be discharged only out of the assets of such series.

         4. Certification as to Authorized Persons. The Secretary or Assistant Secretary of the Fund will at all times maintain on file with the Bank his or her certification to the Bank, in such form as may be acceptable to the Bank, of
(i) the names and signatures of the Authorized Persons and (ii) the names of the members of the Board, it being understood that upon the occurrence of any change in the information set forth in the most recent certification on file (including without limitation any person named in the most recent certification who is no longer an Authorized Person as designated therein), the Secretary or Assistant Secretary of the Fund will sign a new or amended certification setting forth the change and the new, additional or omitted names or signatures. The Bank will be entitled to rely and act upon any Officers' Certificate given to it by the Fund which has been signed by Authorized Persons named in the most recent certification received by the Bank.

         5. Custody of Cash. As custodian for the Fund, the Bank will open and maintain a separate account or accounts in the name of the Fund or in the name of the Bank, as Custodian of the Fund, and will deposit to the account of the Fund all of the cash of the Fund, except for cash held by a subcustodian appointed pursuant to Sections 14.2 or 14.3 hereof, including borrowed funds, delivered to the Bank, subject only to draft or order by the Bank acting pursuant to the terms of this Agreement. Upon receipt by the Bank of Proper Instructions (which may be continuing instructions) or in the case of payments for redemptions and repurchases of outstanding shares of beneficial interest in the Fund, notification from the Fund's transfer agent as provided in Section 7, requesting such payment, designating the payee or the account or accounts to which the Bank will release funds for deposit, and stating that it is for a purpose permitted under the terms of this Section 5, specifying the applicable subsection, the Bank will make payments of cash held for the accounts of the Fund, insofar as funds are available for that purpose, only as permitted in subsections 5.1-5.9 below:

            5.1 Purchase of Securities. Upon the purchase of securities for the Fund, against contemporaneous receipt of such securities by the Bank or against delivery of such securities to the Bank in accordance with generally accepted settlement practices and customs in the jurisdiction or market in which the transaction occurs registered in the name of the Fund or in the name of, or properly endorsed and in form for transfer to, the Bank, or a nominee of the Bank, or receipt for the account of the Bank pursuant to the provisions of
Section 6 below, each such payment to be made at the purchase price shown on a broker's confirmation (or transaction report in the case of Book Entry Paper (as that term is defined in Section 6.6 hereof)) of purchase of the securities received by the Bank before such payment is made, as confirmed in the Proper Instructions received by the Bank before such payment is made.

            5.2 Redemptions. In such amount as may be necessary for the repurchase or redemption of shares of beneficial interest in the Fund offered for repurchase or redemption in accordance with Section 7 of this Agreement.

            5.3 Distributions and Expenses of Fund. For the payment on the account of the Fund of dividends or other distributions to shareholders as may from time to time be declared by the Board, interest, taxes, management or supervisory fees, distribution fees, fees of the Bank for its services hereunder and reimbursement of the expenses and liabilities of the Bank as provided hereunder, fees of any transfer agent, fees for legal, accounting, and auditing services, or other operating expenses of the Fund.

            5.4 Payment in Respect of Securities. For payments in connection with the conversion, exchange or surrender of Portfolio Securities or securities subscribed to by the Fund held by or to be delivered to the Bank.

            5.5 Repayment of Loans. To repay loans of money made to the Fund, but, in the case of final payment, only upon redelivery to the Bank of any Portfolio Securities pledged or hypothecated therefor and upon surrender of documents evidencing the loan;

            5.6 Repayment of Cash. To repay the cash delivered to the Fund for the purpose of collateralizing the obligation to return to the Fund certificates borrowed from the Fund representing Portfolio Securities, but only upon redelivery to the Bank of such borrowed certificates.

            5.7  Foreign Exchange Transactions.

         (a) For payments in connection with foreign exchange contracts or options to purchase and sell foreign currencies for spot and future delivery (collectively, "Foreign Exchange Agreements")which may be entered into by the Bank on behalf of the Fund upon the receipt of Proper Instructions, such Proper Instructions to specify the currency broker or banking institution (which may be the Bank, or any other subcustodian or agent hereunder, acting as principal) with which the contract or option is made, and the Bank shall have no duty with respect to the selection of such currency brokers or banking institutions with which the Fund deals or for their failure to comply with the terms of any contract or option.

         (b) In order to secure any payments in connection with Foreign Exchange Agreements which may be entered into by the Bank pursuant to Proper Instructions, the Fund agrees that the Bank shall have a continuing lien and security interest, to the extent of any payment due under any Foreign Exchange Agreement, in and to any property at any time held by the Bank for the Fund's benefit or in which the Fund has an interest and which is then in the Bank's possession or control (or in the possession or control of any third party acting on the Bank's behalf). The Fund authorizes the Bank, in the Bank's sole discretion, at any time to charge any such payment due under any Foreign Exchange Agreement against any balance of account standing to the credit of the Fund on the Bank's books.

            5.8 Other Authorized Payments. For other authorized transactions of the Fund, or other obligations of the Fund incurred for proper Fund purposes; provided that before making any such payment the Bank will also receive a certified copy of a resolution of the Board signed by an Authorized Person (other than the Person certifying such resolution) and certified by its Secretary or Assistant Secretary, naming the person or persons to whom such payment is to be made, and either describing the transaction for which payment is to be made and declaring it to be an authorized transaction of the Fund, or specifying the amount of the obligation for which payment is to be made, setting forth the purpose for which such obligation was incurred and declaring such purpose to be a proper corporate purpose.

            5.9 Termination: Upon the termination of this Agreement as hereinafter set forth pursuant to Section 8 and Section 16 of this Agreement.

         6.  Securities.

            6.1 Segregation and Registration. Except as otherwise provided herein, and except for securities to be delivered to any subcustodian appointed pursuant to Sections 14.2 or 14.3 hereof, the Bank as custodian will receive and hold pursuant to the provisions hereof, in a separate account or accounts and physically segregated at all times from those of other persons, any and all Portfolio Securities which may now or hereafter be delivered to it by or for the account of the Fund. All such Portfolio Securities will be held or disposed of by the Bank for, and subject at all times to, the instructions of the Fund pursuant to the terms of this Agreement. Subject to the specific provisions herein relating to Portfolio Securities that are not physically held by the Bank, the Bank will register all Portfolio Securities (unless otherwise directed by Proper Instructions or an Officers' Certificate), in the name of a registered nominee of the Bank as defined in the Internal Revenue Code and any Regulations of the Treasury Department issued thereunder, and will execute and deliver all such certificates in connection therewith as may be required by such laws or regulations or under the laws of any state. The Bank will use its best efforts to the end that the specific Portfolio Securities held by it hereunder will at all times be identifiable.

                  The Fund will from time to time furnish to the Bank appropriate instruments to enable it to hold or deliver in proper form for transfer, or to register in the name of its registered nominee, any Portfolio Securities which may from time to time be registered in the name of the Fund.

            6.2 Voting and Proxies. Neither the Bank nor any nominee of the Bank will vote any of the Portfolio Securities held hereunder, except in accordance with Proper Instructions or an Officers' Certificate. The Bank will execute and deliver, or cause to be executed and delivered, to the Fund all notices, proxies and proxy soliciting materials delivered to the Bank with respect to such Securities, such proxies to be executed by the registered holder of such Securities (if registered otherwise than in the name of the Fund), but without indicating the manner in which such proxies are to be voted.

            6.3 Corporate Action. If at any time the Bank is notified that an issuer of any Portfolio Security has taken or intends to take a corporate action (a "Corporate Action") that affects the rights, privileges, powers, preferences, qualifications or ownership of a Portfolio Security, including without limitation, liquidation, consolidation, merger, recapitalization, reorganization, reclassification, subdivision, combination, stock split or stock dividend, which Corporate Action requires an affirmative response or action on the part of the holder of such Portfolio Security (a "Response"), the Bank shall notify the Fund promptly of the Corporate Action, the Response required in connection with the Corporate Action and the Bank's deadline for receipt from the Fund of Proper Instructions regarding the Response (the "Response Deadline"). Except for instances where the Bank receives notice of a Corporate Action three business days or less before the expiration of that Corporate Action, the Response Deadline shall not be prior to the close of the second business day after actual receipt by the Fund of such notification. The Bank shall forward to the Fund via telecopier and/or overnight courier all notices, information statements or other materials relating to the Corporate Action promptly after receipt of such materials by the Bank.

                  (a) The Bank shall act upon a required Response only after receipt by the Bank of Proper Instructions from the Fund no later than 5:00 p.m. on the date specified as the Response Deadline and only if the Bank (or its agent or subcustodian hereunder) has actual possession of all necessary Securities subject to pending or failed buy transactions, consents and other materials no later than 5:00 p.m. on the date specified as the Response Deadline.

                  (b) The Bank shall have no duty to act upon a required Response if Proper Instructions relating to such Response and all necessary Securities subject to pending or failed buy transactions, consents and other materials are not received by and in the possession of the Bank no later than 5:00 p.m. on the date specified as the Response Deadline. Notwithstanding, the Bank may, in its sole discretion, use its best efforts to act upon a Response for which Proper Instructions and/or necessary Securities subject to pending or failed buy transactions, consents or other materials are received by the Bank after 5:00 p.m. on the date specified as the Response Deadline, it being acknowledged and agreed by the parties that any undertaking by the Bank to use its best efforts in such circumstances shall in no way create any duty upon the Bank to complete such Response prior to its expiration.

                  (c) In the event that the Fund notifies the Bank of a Corporate Action requiring a Response and the Bank has received no other notice of such Corporate Action, the Response Deadline shall be 48 hours prior to the Response expiration time set by the depository processing such Corporate Action.

                  (d) Section 14.3(e) of this Agreement shall govern any Corporate Action involving Foreign Portfolio Securities held by a Selected Foreign Sub-Custodian.

            6.4 Book-Entry System. Provided (i) the Bank has received a certified copy of a resolution of the Board specifically approving deposits of Fund assets in the Book-Entry System, and (ii) for any subsequent changes to such arrangements following such approval, the Board has reviewed and approved the arrangement and has not delivered an Officer's Certificate to the Bank indicating that the Board has withdrawn its approval:

                  (a) The Bank may keep Portfolio Securities in the Book-Entry System provided that such Portfolio Securities are represented in an account ("Account") of the Bank (or its agent) in such System which shall not include any assets of the Bank (or such agent) other than assets held as a fiduciary, custodian, or otherwise for customers;

                  (b) The records of the Bank (and any such agent) with respect to the Fund's participation in the Book-Entry System through the Bank (or any such agent) will identify by book entry the Portfolio Securities which are included with other securities deposited in the Account and shall at all times during the regular business hours of the Bank (or such agent) be open for inspection by duly authorized officers, employees or agents of the Fund. Where securities are transferred to the Fund's account, the Bank shall also, by book entry or otherwise, identify as belonging to the Fund a quantity of securities in a fungible bulk of securities (i) registered in the name of the Bank or its nominee, or (ii) shown on the Bank's account on the books of the Federal Reserve Bank;

                  (c) The Bank (or its agent) shall pay for securities purchased for the account of the Fund or shall pay cash collateral against the return of Portfolio Securities loaned by the Fund upon (i) receipt of advice from the Book-Entry System that such Securities have been transferred to the Account, and
(ii) the making of an entry on the records of the Bank (or its agent) to reflect such payment and transfer for the account of the Fund. The Bank (or its agent) shall transfer securities sold or loaned for the account of the Fund upon

                           (i)      receipt of advice from the Book-Entry System
that payment for securities sold or payment of the initial cash collateral against the delivery of securities loaned by the Fund has been transferred to the Account; and

                           (ii)     the making of an entry on the records of the
Bank (or its agent) to reflect such transfer and payment for the account of the Fund. Copies of all advices from the Book-Entry System of transfers of securities for the account of the Fund shallidentify the Fund, be maintained for the Fund by the Bank and shall be provided to the Fund at its request. The Bank shall send the Fund a confirmation, as defined by Rule 17f-4 of the 1940 Act, of any transfers to or from the account of the Fund;

                  (d) The Bank will promptly provide the Fund with any report obtained by the Bank or its agent on the Book-Entry System's accounting system, internal accounting control and procedures for safeguarding securities deposited in the Book-Entry System;

                  (e) The Bank shall be liable to the Fund for any loss or damage to the Fund resulting from use of the Book-Entry System by reason of any negligence, willful misfeasance or bad faith of the Bank or any of its agents or any of its or their employees or from any reckless disregard by the Bank or any such agent of its duty to use its best efforts to enforce such rights as it may have against the Book-Entry System; at the election of the Fund, it shall be entitled to be subrogated for the Bank in any claim against the Book-Entry System or any other person which the Bank or its agent may have as a consequence of any such loss or damage if and to the extent that the Fund has not been made whole for any loss or damage.

            6.5 Use of a Depository. Provided (i) the Bank has received a certified copy of a resolution of the Board specifically approving deposits in DTC or other such Depository and (ii) for any subsequent changes to such arrangements following such approval, the Board has reviewed and approved the arrangement and has not delivered an Officer's Certificate to the Bank indicating that the Board has withdrawn its approval:

                  (a) The Bank may use a Depository to hold, receive, exchange, release, lend, deliver and otherwise deal with Portfolio Securities including stock dividends, rights and other items of like nature, and to receive and remit to the Bank on behalf of the Fund all income and other payments thereon and to take all steps necessary and proper in connection with the collection thereof;

                  (b) Registration of Portfolio Securities may be made in the name of any nominee or nominees used by such Depository;

                  (c) Payment for securities purchased and sold may be made through the clearing medium employed by such Depository for transactions of participants acting through it. Upon any purchase of Portfolio Securities, payment will be made only upon delivery of the securities to or for the account of the Fund and the Fund shall pay cash collateral against the return of Portfolio Securities loaned by the Fund only upon delivery of the Securities to or for the account of the Fund; and upon any sale of Portfolio Securities, delivery of the Securities will be made only against payment therefor or, in the event Portfolio Securities are loaned, delivery of Securities will be made only against receipt of the initial cash collateral to or for the account of the Fund; and

                  (d) The Bank shall be liable to the Fund for any loss or damage to the Fund resulting from use of a Depository by reason of any negligence, willful misfeasance or bad faith of the Bank or its employees or from any reckless disregard by the Bank of its duty to use its best efforts to enforce such rights as it may have against a Depository. In this connection, the Bank shall use its best efforts to provide that:

                           (i)      The Depository obtains replacement of any
certificated Portfolio Security deposited with it in the event such Security is lost, destroyed, wrongfullytaken or otherwise not available to be returned to the Bank upon its request;

                           (ii)     Proxy materials received by a Depository
with respect to Portfolio Securities deposited with such Depository are forwarded immediately to the Bank for prompt transmittal to the Fund;

                           (iii)    Such Depository immediately forwards to the
Bank confirmation of any purchase or sale of Portfolio Securities and of the appropriate book entry made by such Depository to the Fund's account;

                           (iv)     Such Depository prepares and delivers to the
Bank such records with respect to the performance of the Bank's obligations and duties hereunder as may be necessary for the Fund to comply with the recordkeeping requirements of Section 31(a) of the 1940 Act and Rule 31(a) thereunder; and

                           (v)      Such Depository delivers to the Bank all
internal accounting control reports, whether or not audited by an independent public accountant, as well as such other reports as the Fund may reasonably request in order to verify the Portfolio Securities held by such Depository.

            6.6 Use of Book-Entry System for Commercial Paper. Provided (i) the Bank has received a certified copy of a resolution of the Board specifically approving participation in a system maintained by the Bank for the holding of commercial paper in book-entry form ("Book-Entry Paper") and (ii) for each year following such approval the Board has received and approved the arrangements, upon receipt of Proper Instructions and upon receipt of confirmation from an Issuer (as defined below) that the Fund has purchased such Issuer's Book-Entry Paper, the Bank shall issue and hold in book-entry form, on behalf of the Fund, commercial paper issued by issuers with whom the Bank has entered into a book-entry agreement (the "Issuers"). In maintaining procedures for Book-Entry Paper, the Bank agrees that:

                  (a) The Bank will maintain all Book-Entry Paper held by the Fund in an account of the Bank that includes only assets held by it for customers;

                  (b) The records of the Bank with respect to the Fund's purchase of Book-Entry Paper through the Bank will identify, by book-entry, commercial paper belonging to the Fund which is included in the Book-Entry System and shall at all times during the regular business hours of the Bank be open for inspection by duly authorized officers, employees or agents of the Fund;

                  (c) The Bank shall pay for Book-Entry Paper purchased for the account of the Fund upon contemporaneous (i) receipt of advice from the Issuer that such sale of Book-Entry Paper has been effected, and (ii) the making of an entry on the records of the Bank to reflect such payment and transfer for the account of the Fund;

                  (d) The Bank shall cancel such Book-Entry Paper obligation upon the maturity thereof upon contemporaneous (i) receipt of advice that payment for such Book-Entry Paper has been transferred to the Fund, and (ii) the making of an entry on the records of the Bank to reflect such payment for the account of the Fund; and

                  (e) The Bank shall transmit to the Fund a transaction journal confirming each transaction in Book-Entry Paper for the account of the Fund on the next business day following the transaction; and

                  (f) The Bank will send to the Fund such reports on its system of internal accounting control with respect to the Book-Entry Paper as the Fund may reasonably request from time to time.

 .
            6.7 Use of Immobilization Programs. Provided (i) the Bank has received a certified copy of a resolution of the Board specifically approving the maintenance of Portfolio Securities in an immobilization program operated by a bank which meets the requirements of Section 26(a)(1) of the 1940 Act, and
(ii) for each year following such approval the Board has reviewed and approved the arrangement and has not delivered an Officer's Certificate to the Bank indicating that the Board has withdrawn its approval, the Bank shall enter into such immobilization program with such bank acting as a subcustodian hereunder.

            6.8 Eurodollar CDs. Any Portfolio Securities which are Eurodollar CDs may be physically held by the European branch of the U.S. banking institution that is the issuer of such Eurodollar CD (a "European Branch"), provided that such Portfolio Securities are identified on the books of the Bank as belonging to the Fund and that the books of the Bank identify the European Branch holding such Portfolio Securities. Notwithstanding any other provision of this Agreement to the contrary, except as stated in the first sentence of this subsection 6.8, the Bank shall be under no other duty with respect to such Eurodollar CDs belonging to the Fund.

            6.9  Options and Futures Transactions.

(a)      Puts and Calls Traded on Securities Exchanges, NASDAQ or
Over-the-Counter.

                           (i)      The Bank shall take action as to put options
("puts") and call options ("calls") purchased or sold (written) by the Fund regarding escrow or other arrangements (i) in accordance with the provisions of any agreement entered into upon receipt of Proper Instructions among the Bank, any broker-dealer registered with the National Association of Securities Dealers, Inc. (the "NASD"), and, if necessary, the Fund, relating to the compliance with the rules of the Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations.

                           (ii)     Unless another agreement requires it to do
so, the Bank shall be under no duty or obligation to see that the Fund has deposited or is maintaining adequate margin, if required, with any broker in connection with any option, nor shall the Bank be under duty or obligation to present such option to the broker for exercise unless it receives Proper Instructions from the Fund. The Bank shall have no responsibility for the legality of any put or call purchased or sold on behalf of the Fund, the propriety of any such purchase or sale, or the adequacy of any collateral delivered to a broker in connection with an option or deposited to or withdrawn from a Segregated Account (as defined in subsection 6.10 below). The Bank specifically, but not by way of limitation, shall not be under any duty or obligation to: (i) periodically check or notify the Fund that the amount of such collateral held by a broker or held in a Segregated Account is sufficient to protect such broker or the Fund against any loss; (ii) effect the return of any collateral delivered to a broker; or (iii) advise the Fund that any option it holds, has or is about to expire. Such duties or obligations shall be the sole responsibility of the Fund.

(b)      Puts, Calls and Futures Traded on Commodities Exchanges

                           (i)      The Bank shall take action as to puts, calls
and futures contracts ("Futures") purchased or sold by the Fund in accordance with the provisions of any agreement entered into upon the receipt of Proper Instructions among the Fund, the Bank and a Futures Commission Merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any Contract Market, or any similar organization or organizations, regarding account deposits in connection with transactions by the Fund.

                           (ii)     The responsibilities of the Bank as to
futures, puts and calls traded on commodities exchanges, any Futures Commission Merchant account and the Segregated Account shall be limited as set forth in subparagraph (a)(ii) of this Section 6.9 as if such subparagraph referred to Futures Commission Merchants rather than brokers, and Futures and puts and calls thereon instead of options.

            6.10 Segregated Account. The Bank shall upon receipt of Proper Instructions establish and maintain a Segregated Account or Accounts for and on behalf of the Fund.

                  (a) Cash and/or Portfolio Securities may be transferred into a Segregated Account upon receipt of Proper Instructions in the following circumstances:

                           (i)      in accordance with the provisions of any
agreement among the Fund, the Bank and a broker-dealer registered under the Exchange Act and a member of the NASD or any Futures Commission Merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Options Clearing Corporation and of any registered national securities exchange or the Commodity Futures Trading Commission or any registered Contract Market, or of any similar organizations regarding escrow or other arrangements in connection with transactions by the Fund;

                           (ii)     for the purpose of segregating cash or
securities in connection with options purchased or written by the Fund or commodity futures purchased or written by the Fund;

                           (iii)    for the deposit of liquid assets, such as
cash, U.S. Government securities or other high grade debt obligations, having a market value (marked to market on a daily basis) at all times equal to not less than the aggregate purchase price due on the settlement dates of all the Fund's then outstanding forward commitment or "when-issued" agreements relating to the purchase of Portfolio Securities and all the Fund's then outstanding commitments under reverse repurchase agreements entered into with broker-dealer firms;

                           (iv)     for the purposes of compliance by the Fund
with the procedures required by Investment Company Act Release No. 10666, or any subsequent release or releases of the Securities and Exchange Commission relating to the maintenance of Segregated Accounts by registered investment companies;

                           (v)      for other proper corporate purposes, but
only, in the case of this clause (v), upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board, or of the Executive Committee of the Board signed by an officer of the Fund and certified by the Secretary or an Assistant Secretary, setting forth the purpose or purposes of such Segregated Account and declaring such purposes to be proper corporate purposes.

                  (b) Cash and/or Portfolio Securities may be withdrawn from a Segregated Account pursuant to Proper Instructions in the following circumstances:

                           (i)       with respect to assets deposited in
accordance with the provisions of any agreements referenced in (a)(i) or (a)(ii) above, in accordance with the provisions of such agreements;

                           (ii) with respect to assets deposited pursuant to (a)
(iii) or (a)(iv) above, for sale or delivery to meet the Fund's obligations under outstanding forward commitment orwhen-issued agreements for the purchase of Portfolio Securities and under reverse repurchase agreements;

                           (iii) for exchange for other liquid assets of equal
or greater value deposited in the Segregated Account;

                           (iv) to the extent that the Fund's outstanding
forward commitment or when-issued agreements for the purchase of portfolio securities or reverse repurchase agreements are sold to other parties or the Fund's obligations thereunder are met from assets of the Fund other than those in the Segregated Account;

                           (v)      for delivery upon settlement of a forward
commitment or when-issued agreement for the sale of Portfolio Securities; or

                           (vi)     with respect to assets deposited pursuant to
(a)(v) above, in accordance with the purposes of such account as set forth in Proper Instructions.

            6.11 Interest Bearing Call or Time Deposits. The Bank shall, upon receipt of Proper Instructions relating to the purchase by the Fund of interest-bearing fixed-term and call deposits, transfer cash, by wire or otherwise, in such amounts and to such bank or banks as shall be indicated in such Proper Instructions. The Bank shall include in its records with respect to the assets of the Fund appropriate notation as to the amount of each such deposit, the banking institution with which such deposit is made (the "Deposit Bank"), and shall retain such forms of advice or receipt evidencing the deposit, if any, as may be forwarded to the Bank by the Deposit Bank. Such deposits shall be deemed Portfolio Securities of the Fund and the responsibility of the Bank therefore shall be the same as and no greater than the Bank's responsibility in respect of other Portfolio Securities of the Fund.

            6.12 Transfer of Securities. The Bank will transfer, exchange, deliver or release Portfolio Securities held by it hereunder, insofar as such Securities are available for such purpose, provided that before making any transfer, exchange, delivery or release under this Section only upon receipt of Proper Instructions. The Proper Instructions shall state that such transfer, exchange or delivery is for a purpose permitted under the terms of this Section 6.12, and shall specify the applicable subsection, or describe the purpose of the transaction with sufficient particularity to permit the Bank to ascertain the applicable subsection. After receipt of such Proper Instructions, the Bank will transfer, exchange, deliver or release Portfolio Securities only in the following circumstances:

                  (a) Upon sales of Portfolio Securities for the account of the Fund, against contemporaneous receipt by the Bank of payment therefor in full, or against payment to the Bank in accordance with generally accepted settlement practices and customs in the jurisdiction or market in which the transaction occurs, each such payment to be in the amount of the sale price shown in a broker's confirmation of sale received by the Bank before such payment is made, as confirmed in the Proper Instructions received by the Bank before such payment is made;

                  (b) In exchange for or upon conversion into other securities alone or other securities and cash pursuant to any plan of merger, consolidation, reorganization, share split-up, change in par value, recapitalization or readjustment or otherwise, upon exercise of subscription, purchase or sale or other similar rights represented by such Portfolio Securities, or for the purpose of tendering shares in the event of a tender offer therefor, provided, however, that in the event of an offer of exchange, tender offer, or other exercise of rights requiring the physical tender or delivery of Portfolio Securities, the Bank shall have no liability for failure to so tender in a timely manner unless such Proper Instructions are received by the Bank by the Response Deadline as provided for in Section 6.3 , and unless the Bank (or its agent or subcustodian hereunder) has actual possession of such Security at least two business days prior to the date of tender or the Bank has failed to provide the Fund with timely notice of such tender event;

                  (c) Upon conversion of Portfolio Securities pursuant to their terms into other securities;

                  (d) For the purpose of redeeming in-kind shares of the Fund upon authorization from the Fund;

                  (e) In the case of option contracts owned by the Fund, for presentation to the endorsing broker;

                  (f) When such Portfolio Securities are called, redeemed or retired or otherwise become payable;

                  (g) For the purpose of effectuating the pledge of Portfolio Securities held by the Bank in order to collateralize loans made to the Fund by any bank, including the Bank; provided, however, that such Portfolio Securities will be released only upon payment to the Bank for the account of the Fund of the moneys borrowed, provided further, however, that in cases where additional collateral is required to secure a borrowing already made, and such fact is made to appear in the Proper Instructions, Portfolio Securities may be released for that purpose without any such payment. In the event that any pledged Portfolio Securities are held by the Bank, they will be so held for the account of the lender, and after notice to the Fund from the lender in accordance with the normal procedures of the lender, that an event of deficiency or default on the loan has occurred, the Bank may deliver such pledged Portfolio Securities to or for the account of the lender;

                  (h) for the purpose of releasing certificates representing Portfolio Securities, against contemporaneous receipt by the Bank of the fair market value of such security, as set forth in the Proper Instructions received by the Bank before such payment is made;

                  (i) for the purpose of delivering securities lent by the Fund to a bank or broker dealer, but only against receipt in accordance with street delivery custom except as otherwise provided herein, of adequate collateral as agreed upon from time to time by the Fund and the Bank, and upon receipt of payment in connection with any repurchase agreement relating to such securities entered into by the Fund;

                  (j) for other authorized transactions of the Fund or for other proper corporate purposes; provided that before making such transfer, the Bank will also receive a certified copy of resolutions of the Board, signed by an authorized officer of the Fund (other than the officer certifying such resolution) and certified by its Secretary or Assistant Secretary, specifying the Portfolio Securities to be delivered, setting forth the transaction in or purpose for which such delivery is to be made, declaring such transaction to be an authorized transaction of the Fund or such purpose to be a proper corporate purpose, and naming the person or persons to whom delivery of such securities shall be made; and

                  (k) upon termination of this Agreement as hereinafter set forth pursuant to Section 8 and Section 16 of this Agreement.

         As to any deliveries made by the Bank pursuant to this Section 6.12, securities or cash receivable in exchange therefor shall be delivered to the Bank.

         7. Redemptions. In the case of payment of assets of the Fund held by the Bank in connection with redemptions and repurchases by the Fund of outstanding shares of beneficial interests in the Fund , the Bank will rely on notification by the Fund's transfer agent of receipt of a request for redemption and certificates, if issued, in proper form for redemption before such payment is made. Payment shall be made in accordance with the Articles of Incorporation or Declaration of Trust and By-laws of the Fund (the "Articles"), from assets available for said purpose.

         8. Merger, Dissolution, etc. of Fund. In the case of the following transactions, not in the ordinary course of business, namely, the merger of the Fund into or the consolidation of the Fund with another investment company, the sale by the Fund of all, or substantially all, of its assets to another investment company, or the liquidation or dissolution of the Fund and distribution of its assets, the Bank will deliver the Portfolio Securities held by it under this Agreement and disburse cash only upon the order of the Fund set forth in an Officers' Certificate, accompanied by a certified copy of a resolution of the Board authorizing any of the foregoing transactions. Upon completion of such delivery and disbursement and the payment of the fees, disbursements and expenses of the Bank, this Agreement will terminate.

         9. Actions of Bank Without Prior Authorization. Notwithstanding anything herein to the contrary, unless and until the Bank receives an Officers' Certificate to the contrary, the Bank will take the following actions without prior authorization or instruction of the Fund or the transfer agent:

            9.1 Endorse for collection and collect on behalf of and in the name of the Fund all checks, drafts, or other negotiable or transferable instruments or other orders for the payment of money received by it for the account of the Fund and hold for the account of the Fund all income, dividends, interest and other payments or distributions of cash with respect to the Portfolio Securities held thereunder;

            9.2 Present for payment all coupons and other income items held by it for the account of the Fund which call for payment upon presentation and hold the cash received by it upon such payment for the account of the Fund;

            9.3 Receive and hold for the account of the Fund all securities received as a distribution on Portfolio Securities as a result of a stock dividend, share split-up, reorganization, recapitalization, merger, consolidation, readjustment, distribution of rights and similar securities issued with respect to any Portfolio Securities held by it hereunder.

            9.4 Execute as agent on behalf of the Fund all necessary ownership and other certificates and affidavits required by the Internal Revenue Code or the regulations of the Treasury Department issued thereunder, or by the laws of any state, now or hereafter in effect, inserting the Fund's name on such certificates as the owner of the securities covered thereby, to the extent it may lawfully do so and as may be required to obtain payment in respect thereof. The Bank will execute and deliver such certificates in connection with Portfolio Securities delivered to it or by it under this Agreement as may be required under the provisions of the Internal Revenue Code and any Regulations of the Treasury Department issued thereunder, or under the laws of any State;

            9.5 Present for payment all Portfolio Securities which are called, redeemed, retired or otherwise become payable, and hold cash received by it upon payment for the account of the Fund; and

            9.6 Exchange interim receipts or temporary securities for definitive securities.

         10. Collections and Defaults. If the Bank knows or should have known that any funds become collectible arising from Portfolio Securities, the Bank shall collect such funds, including dividends, interest and other income, except to the extent that such collection would require the Bank to undertake efforts outside of the ordinary course of business in light of industry standards. If Portfolio Securities upon which such income is payable are in default or payment is refused after due demand or presentation, the Bank will notify the Fund in writing of any default or refusal to pay within one business day from the day on which it receives knowledge of such default or refusal. In addition, the Bank will send the Fund a written report once each month showing any income on any Portfolio Security held by it which is more than ten days overdue on the date of such report and which has not been previously reported.

         11. Maintenance of Records and Accounting Services. The Bank will maintain records with respect to transactions for which the Bank is responsible pursuant to the terms and conditions of this Agreement, and in compliance with the applicable rules and regulations of the 1940 Act and will furnish the Fund daily with a statement of condition of the Fund. The books and records of the Bank pertaining to its actions under this Agreement and reports by the Bank or its independent accountants concerning its accounting system, procedures for safeguarding securities and internal accounting controls will be open to inspection and audit at reasonable times by officers of or auditors employed by the Fund and will be preserved by the Bank in the manner and in accordance with the applicable rules and regulations under the 1940 Act.

         The Bank shall assist generally in the preparation of reports to shareholders and others, audits of accounts, and other ministerial matters of like nature.

         12.  [Reserved]

         13. Additional Services. The Bank shall perform the additional services for the Fund as are set forth on Appendix B hereto. Appendix B may be amended from time to time upon agreement of the parties to include further additional services to be provided by the Bank to the Fund, at which time the fees set forth in Appendix A shall be appropriately increased.

         14.  Duties of the Bank.

            14.1 Performance of Duties and Standard of Care. In performing its duties hereunder and any other duties listed on any Schedule hereto, if any, the Bank will be entitled to receive and act upon the advice of independent counsel of its own selection, which may be counsel for the Fund, and will be without liability for any action taken or thing done or omitted to be done in accordance with this Agreement in good faith in conformity with such advice.

         The Bank will be under no duty or obligation to inquire into and will not be liable for:

                  (a) the validity of the issue of any Portfolio Securities purchased by or for the Fund, the legality of the purchases thereof or the propriety of the price incurred therefor;

                  (b) the legality of any sale of any Portfolio Securities by or for the Fund or the propriety of the amount for which the same are sold;

                  (c) the legality of an issue or sale of any shares of beneficial interest in the Fund or the sufficiency of the amount to be received therefor;

                  (d) the legality of the repurchase of any shares of beneficial interest in the Fund or the propriety of the amount to be paid therefor;

                  (e) the legality of the declaration of any dividend by the Fund or the legality of the distribution of any Portfolio Securities as payment in kind of such dividend; and

                  (f) any property or moneys of the Fund unless and until received by it, and any such property or moneys delivered or paid by it pursuant to the terms hereof.

            Moreover, the Bank will not be under any duty or obligation to ascertain whether any Portfolio Securities at any time delivered to or held by it for the account of the Fund are such as may properly be held by the Fund under the provisions of its Trust Instrument, By-laws, any federal or state statutes or any rule or regulation of any governmental agency.

            14.2 Agents and Subcustodians with Respect to Property of the Fund Held in the United States. The Bank may employ agents of its own selection in the performance of its duties hereunder and shall be responsible for the acts and omissions of such agents as if performed by the Bank hereunder. Without limiting the foregoing, certain duties of the Bank hereunder may be performed by one or more affiliates of the Bank.

            Upon receipt of Proper Instructions, the Bank may employ subcustodians selected by or at the direction of the Fund, provided that any such subcustodian meets at least the minimum qualifications required by Section 17(f)(1) of the 1940 Act to act as a custodian of the Fund's assets with respect to property of the Fund held in the United States. The Bank shall have no liability to the Fund or any other person by reason of any act or omission of any such subcustodian and the Fund shall indemnify the Bank and hold it harmless from and against any and all actions, suits and claims, arising directly or indirectly out of the performance of any subcustodian. Upon request of the Bank, the Fund shall assume the entire defense of any action, suit, or claim subject to the foregoing indemnity. The Fund shall pay all fees and expenses of any subcustodian.

            14.3 Duties of the Bank with Respect to Property of the Fund Held Outside of the United States.

                  (a)      Appointment of Foreign Custody Manager.

                           (i)      If the Fund has appointed the Bank Foreign
Custody Manager (as that term is defined in Rule 17f-5 under the 1940 Act), the Bank's duties and obligations with respect to the Fund's Portfolio Securities and other assets maintained outside the United States shall be, to the extent not set forth herein, as set forth in the Delegation Agreement between the Fund and the Bank (the "Delegation Agreement").

                           (ii)     If the Fund has appointed any other person
or entity Foreign Custody Manager, the Bank shall act only upon Proper Instructions from the Fund with regard to any of the Fund's Portfolio Securities or other assets held or to be held outside of the United States, and the Bank shall be without liability for any Claim(as that term is defined in Section 15 hereof) arising out of maintenance of the Fund's Portfolio Securities or other assets outside of the United States. The Fund also agrees that it shall enter into a written agreement with such Foreign Custody Manager that shall obligate such Foreign Custody Manager to provide to the Bank in a timely manner all information required by the Bank in order to complete its obligations hereunder. The Bank shall not be liable for any Claim arising out of the failure of such Foreign Custody Manager to provide such information to the Bank.

                  (b) Segregation of Securities. The Bank shall identify on its books as belonging to the Fund the Foreign Portfolio Securities held by each foreign sub-custodian (each an "Eligible Foreign Custodian") selected by the Foreign Custody Manager, subject to receipt by the Bank of the necessary information from such Eligible Foreign Custodian if the Foreign Custody Manager is not the Bank.

                  (c) Access of Independent Accountants of the Fund. If the Bank is the Fund's Foreign Custody Manager, upon request of the Fund, the Bank will use its best efforts to arrange for the independent accountants of the Fund to be afforded access to the books and records of any foreign banking institution employed as an Eligible Foreign Custodian insofar as such books and records relate to the performance of such foreign banking institution with regard to the Fund's Portfolio Securities and other assets.

                  (d) Reports by Bank. If the Bank is the Fund's Foreign Custody Manager, the Bank will supply to the Fund the reports required under the Delegation Agreement.

                  (e) Transactions in Foreign Custody Account. Transactions with respect to the assets of the Fund held by an Eligible Foreign Custodian shall be effected pursuant to Proper Instructions from the Fund to the Bank and shall be effected in accordance with the applicable agreement between the Foreign Custody Manager and such Eligible Foreign Custodian. If at any time any Foreign Portfolio Securities shall be registered in the name of the nominee of the Eligible Foreign Custodian, the Fund agrees to hold any such nominee harmless from any liability by reason of the registration of such securities in the name of such nominee.

Notwithstanding any provision of this Agreement to the contrary, settlement and payment for Foreign Portfolio Securities received for the account of the Fund and delivery of Foreign Portfolio Securities maintained for the account of the Fund may be effected in accordance with the customary established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivering securities to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) against a receipt with the expectation of receiving later payment for such securities from such purchaser or dealer.

In connection with any action to be taken with respect to the Foreign Portfolio Securities held hereunder, including, without limitation, the exercise of any voting rights, subscription rights, redemption rights, exchange rights, conversion rights or tender rights, or any other action in connection with any other right, interest or privilege with respect to such Securities (collectively, the "Rights"), the Bank shall promptly transmit to the Fund such information in connection therewith as is made available to the Bank by the Eligible Foreign Custodian, and shall promptly forward to the applicable Eligible Foreign Custodian any instructions, forms or certifications with respect to such Rights, and any instructions relating to the actions to be taken in connection therewith, as the Bank shall receive from the Fund pursuant to Proper Instructions. Notwithstanding the foregoing, the Bank shall have no further duty or obligation with respect to such Rights, including, without limitation, the determination of whether the Fund is entitled to participate in such Rights under applicable U.S. and foreign laws, or the determination of whether any action proposed to be taken with respect to such Rights by the Fund or by the applicable Eligible Foreign Custodian will comply with all applicable terms and conditions of any such Rights or any applicable laws or regulations, or market practices within the market in which such action is to be taken or omitted.

                  (f) Tax Law. The Bank shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund or the Bank as custodian of the Fund by the tax laws of any jurisdiction, and it shall be the responsibility of the Fund to notify the Bank of the obligations imposed on the Fund or the Bank as the custodian of the Fund by the tax law of any non-U.S. jurisdiction, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Eligible Foreign Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of jurisdictions for which the Fund has provided such information.

            14.4 Insurance. The Bank shall use the same care with respect to the safekeeping of Portfolio Securities and cash of the Fund held by it as it uses in respect of its own similar property but it need not maintain any special insurance for the benefit of the Fund.

            14.5. Fees and Expenses of the Bank. The Fund will pay or reimburse the Bank from time to time for any transfer taxes payable upon transfer of Portfolio Securities made hereunder, and for all necessary proper disbursements, expenses and charges made or incurred by the Bank in the performance of this Agreement (including any duties listed on any Schedule hereto, if any) including any indemnities for any loss, liabilities or expense to the Bank as provided for in Section 15 hereof. For the services rendered by the Bank hereunder, the Fund will pay to the Bank such compensation or fees at such rate and at such times as shall be agreed upon in writing by the parties from time to time.

            14.6 Advances by the Bank. The Bank may, in its sole discretion, advance funds on behalf of the Fund to make any payment permitted by this Agreement upon receipt of any proper authorization required by this Agreement for such payments by the Fund. Should such a payment or payments, with advanced funds, result in an overdraft (due to insufficiencies of the Fund's account with the Bank, or for any other reason) this Agreement deems any such overdraft or related indebtedness a loan made by the Bank to the Fund payable on demand. Such overdraft shall bear interest at the current rate charged by the Bank for such loans unless the Fund shall provide the Bank with agreed upon compensating balances. The Fund agrees that the Bank shall have a continuing lien and security interest to the extent of any overdraft or indebtedness or to the extent required by law, whichever is greater, in and to any property at any time held by it for the Fund's benefit or in which the Fund has an interest and which is then in the Bank's possession or control (or in the possession or control of any third party acting on the Bank's behalf). The Fund authorizes the Bank, in the Bank's sole discretion, at any time to charge any overdraft or indebtedness, together with interest due thereon, against any balance of account standing to the credit of the Fund on the Bank's books.

15.      Limitation of Liability.

            15.1 Notwithstanding anything in this Agreement to the contrary, in no event shall the Bank or any of its officers, directors, employees or agents (collectively, the "Indemnified Parties") be liable to the Fund or any third party, and the Fund shall indemnify and hold the Bank and the Indemnified Parties harmless from and against any and all loss, damage, liability, actions, suits, claims, costs and expenses, including legal fees, (a "Claim") arising as a result of any act or omission of the Bank or any Indemnified Party under this Agreement, except to the extent any Claim results from the negligence, willful misfeasance or bad faith in the performance of its duties or reckless disregard of obligations and duties hereunder of the Bank or any Indemnified Party. Without limiting the foregoing, neither the Bank nor the Indemnified Parties shall be liable for, and the Bank and the Indemnified Parties shall be indemnified against, any Claim arising as a result of:

                  (a) Any act or omission by the Bank or any Indemnified Party in good faith reliance upon the terms of this Agreement, any Officer's Certificate, Proper Instructions, resolution of the Board, telegram, telecopier, notice, request, certificate or other instrument reasonably believed by the Bank to genuine;

                  (b) Any act or omission of any subcustodian selected by or at the direction of the Fund;

                  (c) Any act or omission of any Foreign Custody Manager other than the Bank or any act or omission of any Eligible Foreign Custodian if the Bank is not the Foreign Custody Manager;

                  (d) Any Corporate Action, distribution or other event related to Portfolio Securities which, at the direction of the Fund, have not been registered in the name of the Bank or its nominee;

                  (e) Any Corporate Action requiring a Response for which the Bank has not received Proper Instructions or obtained actual possession of all necessary Securities subject to pending or failed buy transactions, consents or other materials by 5:00 p.m. on the date specified as the Response Deadline;

                  (f) Any act or omission of any European Branch of a U.S. banking institution that is the issuer of Eurodollar CDs in connection with any Eurodollar CDs held by such European Branch;

                  (g) Any acts of God, earthquakes, fires, floods, storms or other disturbances of nature, epidemics, strikes, riots, nationalization, expropriation, currency restrictions, acts of war, civil war or terrorism, insurrection, nuclear fusion, fission or radiation, the interruption, loss or malfunction of utilities, transportation or computers (hardware or software) and computer facilities (other than those of the Bank), the unavailability of energy sources and other similar happenings or events.

            15.2 Notwithstanding anything to the contrary in this Agreement, in no event shall the Bank or the Indemnified Parties be liable to the Fund or any third party for lost profits or lost revenues or any special, consequential, punitive or incidental damages of any kind whatsoever in connection with this Agreement or any activities hereunder, even if the Bank has been advised of the possibility of such damages.

         16.  Termination.

            16.1 The term of this Agreement shall be three years commencing upon the date hereof (the "Initial Term"), unless earlier terminated as provided herein. After the expiration of the Initial Term, the term of this Agreement shall automatically renew for successive three-year terms (each a "Renewal Term") unless notice of non-renewal is delivered by the non-renewing party to the other party no later than ninety days prior to the expiration of the Initial Term or any Renewal Term, as the case may be.

                  (a) Either party hereto may terminate this Agreement prior to the expiration of the Initial Term in the event the other party violates any material provision of this Agreement, provided that the non-violating party gives written notice of such violation to the violating party and the violating party does not cure or undertake specific measures to cure such violation within 30 days of receipt of such notice. The non-violating party may terminate this agreement in the event that the violating party does not cure the material breach so specified in such notice within 60 days.

                  (b) Either party may terminate this Agreement during any Renewal Term upon ninety days written notice to the other party. Any termination pursuant to this paragraph 16.1(b) shall be effective upon expiration of such ninety days, provided, however, that the effective date of such termination may be postponed to a date not more than one-hundred twenty days after delivery of the written notice: (i) at the request of the Bank, in order to prepare for the transfer by the Bank of all of the assets of the Fund held hereunder; or (ii) at the request of the Fund, in order to give the Fund an opportunity to make suitable arrangements for a successor custodian.

                  (c) If the Bank has undergone a change of control, whether through merger, takeover, consolidation, or by any other means, the Fund may terminate this Agreement at any time upon providing ninety days prior written notice to the Bank, in accordance with Section 18 of the Agreement."

         16.2 In the event of the termination of this Agreement, the Bank will immediately upon receipt or transmittal, as the case may be, of notice of termination, commence and prosecute diligently to completion the transfer of all cash and the delivery of all Portfolio Securities duly endorsed and all records maintained under Section 11 to the successor custodian when appointed by the Fund. The obligation of the Bank to deliver and transfer over the assets of the Fund held by it directly to such successor custodian will commence as soon as such successor is appointed and will continue until completed as aforesaid. If the Fund does not select a successor custodian within ninety (90) days from the date of delivery of notice of termination the Bank may, subject to the provisions of subsection 16.3, deliver the Portfolio Securities and cash of the Fund held by the Bank to a bank or trust company of the Bank's own selection which meets the requirements of Section 17(f)(1) of the 1940 Act and has a reported capital, surplus and undivided profits aggregating not less than $2,000,000, to be held as the property of the Fund under terms similar to those on which they were held by the Bank, whereupon such bank or trust company so selected by the Bank will become the successor custodian of such assets of the Fund with the same effect as though selected by the Board. Thereafter, the Bank shall be released from any and all obligations under this Agreement.

            16.3 Prior to the expiration of ninety (90) days after notice of termination has been given, the Fund may furnish the Bank with an order of the Fund advising that a successor custodian cannot be found willing and able to act upon reasonable and customary terms and that there has been submitted to the shareholders of the Fund the question of whether the Fund will be liquidated or will function without a custodian for the assets of the Fund held by the Bank. In that event the Bank will deliver the Portfolio Securities and cash of the Fund held by it, subject as aforesaid, in accordance with one of such alternatives which may be approved by the requisite vote of shareholders, upon receipt by the Bank of a copy of the minutes of the meeting of shareholders at which action was taken, certified by the Fund's Secretary and an opinion of counsel to the Fund in form and content satisfactory to the Bank. Thereafter, the Bank shall be released from any and all obligations under this Agreement.

            16.4 The Fund shall reimburse the Bank for any reasonable expenses incurred by the Bank in connection with the termination of this Agreement by the Fund under 16.1(b) or 16.1(c).

            16.5 At any time after the termination of this Agreement, the Fund may, upon written request, have reasonable access to the records of the Bank relating to its performance of its duties as custodian.

         17. Year 2000 Compliance. The Bank certifies that the occurrence in or use by the Bank's own proprietary internal systems (the "Systems") of dates on or after January 1, 2000 (the "Millennial Dates") will not adversely affect the performance of the Systems with respect to date dependent data, computations, output or other functions (including, without limitation, calculating, computing and sequencing) and that the Systems will create, store and generate output data related to or including Millennial Dates without errors or omissions ("Year 2000 Compliance"). In addition, the Bank has or will have in place detailed contingency plans with respect to failure of remediation efforts by the Bank or a third party. To the extent applicable, these contingency plans will be tested prior to December 31, 1999. These contingency plans have been and will be reviewed by examiners from the FDIC and the Federal Reserve Bank of Boston.

         The parties to this Agreement acknowledge that the Bank can make no certification as to the Year 2000 Compliance of third-party systems utilized by the Bank in its day to day operations or with which the Systems interact or communicate, from which the Systems receive data or to which the Systems send data. The parties further acknowledge that while the Bank has contacted such third-party providers regarding Year 2000 Compliance and will use reasonable efforts to monitor the status of such third-party providers' Year 2000 Compliance, failure by such third-party providers to achieve timely Year 2000 Compliance could adversely affect the Bank's performance of its obligations hereunder.

         18. Confidentiality. Both parties hereto agree than any non-public information obtained hereunder concerning the other party is confidential and may not be disclosed without the consent of the other party, except as may be required by applicable law or at the request of a governmental agency. The parties further agree that a breach of this provision would irreparably damage the other party and accordingly agree that each of them is entitled, in addition to all other remedies at law or in equity to an injunction or injunctions without bond or other security to prevent breaches of this provision.

         19. Notices. Any notice or other instrument in writing authorized or required by this Agreement to be given to either party hereto will be sufficiently given if addressed to such party and delivered via (i) United States Postal Service registered mail, (ii) telecopier with written confirmation, (iii) hand delivery with signature to such party at its office at the address set forth below, namely:

                  (a)  In the case of notices sent to the Fund to:

                           Northeast Investors Trust
                           50 Congress Street

                           Room 1000
                           Boston, Massachusetts  02109-4096
                           Attention: Gordon Barrett




                  (b)  In the case of notices sent to the Bank to:

                           Investors Bank & Trust Company
                           200 Clarendon Street, P.O. Box 9130
                           Boston, Massachusetts 02117-9130
                           Attention:Andrew M. Nesvet Director-Client Management With a copy to: John E. Henry, General Counsel or at such other place as such party may from time to time designate in writing.

         20. Amendments. This Agreement may not be altered or amended, except by an instrument in writing, executed by both parties, and in the case of the Fund, such alteration or amendment will be authorized and approved by the Board.

         21. Parties. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that this Agreement will not be assignable by the Fund without the written consent of the Bank or by the Bank without the written consent of the Fund, authorized and approved by its Board; and provided further that termination proceedings pursuant to Section 16 hereof will not be deemed to be an assignment within the meaning of this provision.

         22. Governing Law. This Agreement and all performance hereunder will be governed by the laws of the Commonwealth of Massachusetts, without regard to conflict of laws provisions.

         23. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

         24. Entire Agreement. This Agreement, together with its Appendices, constitutes the sole and entire agreement between the parties relating to the subject matter herein and does not operate as an acceptance of any conflicting terms or provisions of any other instrument and terminates and supersedes any and all prior agreements and undertakings between the parties relating to the subject matter herein.

         25. Limitation of Liability. A copy of the Declaration of the Trust of the Fund is on file with the Secretary of the Fund and notice is hereby given that this Agreement has been executed on behalf of the Fund by an officer of the Fund as an officer and not individually. The Bank agrees that the obligations assumed by the Fund hereunder shall be limited in all cases to the assets of the Fund and that the Bank shall not seek satisfaction of any such obligation from the officers, agents, employees, trustees, or shareholders of the Fund.

[Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first written above.

         NORTHEAST INVESTORS TRUST



         By:
                  Name:
                  Title:


         INVESTORS BANK & TRUST COMPANY



         By:
                  Name:
                  Title:








Appendices

                  Appendix A......................................  Fee Schedule

                  Appendix B...............................  Additional Services





Appendix B

Additional Services

The Bank will provide IRA Custodial services, as will be determined from time to time, for certain IRA accounts, qualified plans and 403(b) accounts.


--------------------------------------------------------------------------------
Exhibit 14

                               NORTHEAST INVESTORS
                                    ROTH IRA

50 Congress Street
Suite 1000
Boston, Massachusetts 02109-4096
Telephone: 617-523-3588
           800-225-6704







                    TABLE OF CONTENTS

                                                        Page


HOW TO OPEN A ROTH IRA                                    3

HOW TO OPEN A CONVERSION OR ROLLOVER ROTH IRA             3
HOW TO OPEN A SPOUSAL ROTH IRA                            4
CUSTODIAN FEE                                             4
WITHDRAWALS                                               4
IN SUMMARY, PLEASE SEND THE FOLLOWING                     4
INFORMATION ABOUT A NORTHEAST INVESTORS ROTH IRA          5
     Briefly, what is a Roth IRA?                         5
     Revocation                                           6
     Three Important Points                               6
     Investments                                          6
WHO MAY ESTABLISH A ROTH IRA?                             6
     Roth IRAs for You and Your Spouse                    6
     IRAs for Divorced Individuals                        7
HOW MUCH CAN I CONTRIBUTE?                                7
     Annual Contributions                                 7
     Coordination With Traditional IRA Contributions      7
     Adjusted Gross Income                                7
     Contribution Limits Based on AGI                     8
     Conversion or Rollover Contributions from
     a Traditional IRA .....                              8
     Will Conversion/Rollover of my Traditional IRA be
     Advantageous?                                        9
     Rollovers From One Roth IRA To Another              10
HOW MUCH CAN I DEDUCT?                                   10
WHEN CAN I MAKE CONTRIBUTIONS?                           10
INVESTMENT CHOICES                                       10
EXCESS CONTRIBUTIONS                                     10
RECHARACTERIZING YOUR CONTRIBUTION                       11
WITHDRAWALS FROM YOUR ROTH IRA                           12
WHEN MUST I MAKE WITHDRAWALS?                            15
HOW TO MAKE WITHDRAWALS                                  15
A WORD ABOUT REPORTING                                   15
DEATH BENEFITS                                           15
SOME THINGS TO AVOID                                     16
CUSTODIAN FEE AND OTHER CHARGES                          16
     The Ten Dollar ($10) Annual Maintenance Fee         16
     Tax Withholding Fee ($10)                           16
     Northeast Investors Trust                           17
     Northeast Investors Growth Fund                     17
GROWTH OF YOUR ACCOUNT                                   17
STATE TAX RULES                                          18
IRS REPORTS AND RETURNS                                  18
NORTHEAST INVESTORS ROTH IRA TRANSFER FORM               23
NORTHEAST INVESTORS ROTH IRA APPLICATION FORM            25
NORTHEAST INVESTORS UNIVERSAL IRA WITHDRAWAL
  AUTHORIZATION FORM                                     29

                         ROTH IRA VS. TRADITIONAL IRA

This booklet describes the new Northeast Investors Roth IRA, a new kind of IRA that became available starting January 1, 1998. The booklet does not describe our Traditional IRA, which has been available for many years.
     The main difference between a Roth IRA and a Traditional IRA is as follows. With a Traditional IRA, contributions may be deductible currently on your federal income tax return. Later, withdrawals are taxable (except for any prior nondeductible contributions).
     Contributions to a Roth IRA are not deductible. However, withdrawals that meet certain requirements are not included in your taxable income. This means that income and growth achieved while your contributions were in the Roth IRA can be withdrawn tax-free, a unique benefit. Also, unlike a Traditional IRA, contributions to a Roth IRA may be made after age 701/2, and during your lifetime there are no mandatory age 701/2 withdrawal rules for Roth IRAs.
     Different features of Roth IRAs and Traditional IRAs may make one or the other better for you. Consult your own tax or financial advisor for more information. If you would like materials for a Northeast Investors Traditional IRA, please call us at 1-800-225-6704.
     Finally, please note that because Roth IRAs are new, many of the tax law rules are not definitively set forth. The IRS has issued proposed regulations on Roth IRAs, but these are subject to change. The material in this booklet is based on the latest available information. However, if you have a specific question about how the Roth IRA rules apply to your particular situation or about the latest Roth IRA developments or any changes in the rules, consult a qualified professional or the IRS. If as a result of future developments or changes in the rules, it becomes necessary to revise the Custodial Agreement or other legal documents governing your account, Northeast Investors will send you the necessary amendments (which we expect would not require an additional signature by you).

HOW TO OPEN A ROTH IRA
1. To open a Northeast Investors Roth IRA, please complete and sign the enclosed Roth IRA Application form, and if needed the Roth IRA Transfer Form. Please make sure that sections 1 through 3 of the Application are completed and that you sign in section 4.

2. Send the completed and signed Roth IRA Application form along with either a check for your initial contribution or the Roth IRA Transfer Form if applicable.

     A minimum of $500 is required to open your Roth IRA. Anytime thereafter you may make contributions of any amount to your Northeast Investors Roth IRA as long as you do not exceed the limits on contributions. For further information regarding the contribution rules, please see pages 7 and 8.

HOW TO OPEN A CONVERSION OR ROLLOVER ROTH IRA
1. If your (or your and your spouse's) adjusted gross income does not exceed $100,000, you may convert your existing Northeast Investors Traditional IRA to a Roth IRA. Or you may establish a Northeast Investors Roth IRA to receive a rollover distribution or a direct transfer from a Traditional IRA account with another custodian, thus converting it into a Roth IRA. (You may not rollover or convert a Traditional IRA to a Roth IRA if you are married but file a single tax return, or if your adjusted gross income exceeds $100,000.) A conversion or rollover from a Traditional IRA will not be subject to a 10% premature withdrawal penalty, but the taxable amount converted or rolled over will be subject to federal income tax at the time of the rollover or conversion. (However, income attributable to a rollover or conversion in 1998 may be spread out over the four year period running from 1998-2001.) State tax rules may be different. For further information regarding rollovers/conversions, please see page 8.
     You may elect to open a Roth IRA account to hold both annual contributions and conversion, rollover or transfer amounts by simply completing one Roth IRA Application, and if needed one Roth IRA Transfer Form. You must complete separate Roth IRA Applications (as well as, if necessary, a Roth IRA Transfer
Form) if you want to maintain separate Roth IRA accounts to hold annual contribution amounts and amounts converted, rolled over or transferred.
     Also, you may roll over a withdrawal from another Roth IRA with a different custodian, or make a direct transfer from the other Roth IRA, to a Northeast Investors Roth IRA.
     For a conversion or direct rollover, complete the Roth IRA Application form and the Roth IRA Transfer Form.

HOW TO OPEN A SPOUSAL ROTH IRA
1. For a spousal Roth IRA, your spouse must complete a Roth IRA Application (sections 1 through 4). You may be eligible to contribute up to a combined maximum of $4,000 to your Roth IRA and the spousal Roth IRA. For further information regarding Roth IRAs for your spouse, please see page 6.

CUSTODIAN FEE
1. The custodian fee is a $10 Roth IRA maintenance fee charged annually. For further information regarding the $10 maintenance fee, please see page 15. The annual maintenance fee will automatically be charged to your Roth IRA account. (However, if you want to be billed for the annual maintenance fee and pay by check, please check the appropriate box on the Roth IRA Application.) WITHDRAWALS
1. A Withdrawal Authorization Form is enclosed in this booklet and additional forms may be requested from Northeast Management and Research Co., Inc. For methods of withdrawal refer to the Withdrawal Authorization Form. You generally must be at least age 591/2 and have had your Roth IRA account open for five or more years to take a tax-free withdrawal representing earnings or share growth in your account. (You may withdraw the principal amount contributed without incurring additional tax or penalty.) For further information on withdrawals, please see pages 12-15.
2. If you do not meet the requirements for a tax-free withdrawal, the earnings and appreciation in your Roth IRA account that you withdraw will be taxable. Also, if you are under 591/2 the 10% IRS penalty tax will apply unless there is an available exception.

IN SUMMARY, PLEASE SEND THE FOLLOWING:
1. The Roth IRA Application form with sections 1 through 4 completed and section 5 signed.
2. If you want separate Roth IRAs for annual contribution amounts and for amounts converted, transferred or rolled over from a Traditional IRA in a particular year, complete separate Roth IRA Applications. More forms are available from Northeast Investors. 3. For regular or spousal Roth IRAs (but not for conversion or transfer Roth IRAs), a check in the amount of your initial contribution, made payable to Northeast Management & Research Company, Inc. 4. For a conversion or direct rollover of a Traditional IRA, the completed Roth
   IRA Transfer Form.
5. If you are paying the annual maintenance fee by check, a check in the amount of $10.00 for each Roth IRA.

   All checks should be payable to Northeast Management & Research Co., Inc.
       SEND ALL COMPLETED FORMS, CHECKS AND ANY OTHER CORRESPONDENCE TO:
                 Northeast Management & Research Company, Inc.
                         50 Congress Street, Suite 1000
                              Boston, MA 02109-4096

                               INFORMATION ABOUT A
                          NORTHEAST INVESTORS ROTH IRA

Briefly, what is a Roth IRA?
     A Northeast Investors Roth Individual Retirement Account ("Roth IRA") is a convenient and sensible method of saving for retirement or other long-term needs. The Roth IRA is named for Senator William Roth, who pushed for the Roth IRA concept. Roth IRAs are available for use by taxpayers after January 1, 1998.
     A Roth IRA is essentially the mirror image of a Traditional IRA. In a Traditional IRA, you may get a tax deduction when your contributions go in, but you pay income tax on the amount that comes out. With a Roth IRA, there is no deduction for contributions, but qualified withdrawals come out of the Roth IRA tax free.
     Here's how it works: in a Traditional IRA, you are generally permitted to contribute up to $2,000 ($4,000 for married couples) annually. If you meet certain rules, you may deduct your contribution and therefore you are not taxed, as a part of your overall federal income tax for that year, on the amount you contributed to the Traditional IRA. However, a withdrawal from a Traditional IRA is taxable as income in the year of the withdrawal.
     With a Roth IRA, on the other hand, amounts contributed are not deductible and therefore do not reduce your taxable income for the year for which the contribution is made. However, withdrawals are tax-free if you have had the Roth IRA account for a minimum of five years and you are at least 591/2 years old or have another qualifying reason for the withdrawal. With a Roth IRA you pay tax now on the principal amount, but you do not pay tax on the earnings and growth in value of your account.
     In general, a couple filing jointly may be able to invest as much as $4,000 a year in Roth IRAs if their adjusted gross income is $150,000 or less. An individual taxpayer with annual income up to $95,000 may be able to contribute up to $2,000 a year. You must have compensation or earned income at least equal to your contribution. Within these rules anyone can have a Roth IRA, including individuals who are age 701/2 or older and participants in company sponsored profit sharing, 401(k) or retirement plans, or a SEP or SIMPLE IRA plan maintained by an employer. Individuals can also maintain both Traditional and Roth IRAs. However, contributions to both the Traditional and Roth IRAs count against the annual contribution limit.
     You may also convert, or rollover or transfer amounts from, an existing Traditional IRA into a Roth IRA if your (or your and your spouse's combined) adjusted gross income for a year is less than $100,000. The amount converted or rolled over is subject to regular federal income tax for the year of the conversion or rollover as if withdrawn. However, the 10% early withdrawal penalty that generally applies to early withdrawals from Traditional IRAs does not apply. Tax on amounts converted or rolled over from a Traditional IRA to a Roth IRA during 1998 may be spread out over four years (1998-2001). You may wish to establish a Roth IRA account to receive amounts converted or rolled over from a Traditional IRA in a year and keep it separate from any Roth IRA you have for annual contribution amounts. This will help you keep account records to facilitate calculation of any income taxes that may be due or withdrawals from your Roth IRA.
     Contributions to your Roth IRA are invested in shares of Northeast Investors Trust or Northeast Investors Growth Fund, as you decide (there is a $500 minimum investment for each fund). You can invest a portion of each contribution in each fund, and you can exchange investments from one fund to the other. The growth of your Roth IRA (both earnings and appreciation) is exempt from federal income tax while it accrues. Gen-erally, you may make withdrawals from the principal amount contributed to your Roth IRA at any time without tax or penalty. If you are at least 591/2, and you have had a Roth IRA account for at least five years, withdrawals of earnings or growth in your account will also be tax-free.
     A Roth IRA must meet certain requirements of the Internal Revenue Code. The agreement establishing the Roth IRA must identify the account as a Roth IRA and must provide that the custodian is a bank and that contributions will be in cash. The Northeast Investors Roth IRA Custodial Agreement is designed to meet the requirements so that your Roth IRA will receive the favorable federal income tax treatment provided by law.

Revocation
     You may revoke your Roth IRA within seven calendar days after Northeast Management & Research Company, Inc. receives the Roth IRA Application establishing your Roth IRA. The amount of your deposit will be returned to you without penalty, administrative charge or adjustment for dividends or investment gains or losses.
     To revoke your account, mail or deliver a written notice to Northeast Management & Research Company, Inc., 50 Congress Street, Suite 1000, Boston, Massachusetts 02109-4096. If you have any questions, call 617-523-3588 or 1-800-225-6704.

Three Important Points
     First, this booklet summarizes the federal tax treatment of Northeast Investors Roth IRAs. State taxes on Roth IRAs may vary from federal taxes. A further word on this can be found on page 18.
     Second, if you are uncertain about whether you are eligible for a Northeast Investors Roth IRA, or about when or how much you should contribute to or withdraw from your Roth IRA, or about the merits of converting an existing Traditional IRA to a Roth IRA, consult your tax or financial advisor or the Internal Revenue Service. This booklet outlines the main rules, but no summary can describe all the rules that could apply in your individual case. Northeast Investors has no responsibility for determining your eligibility for a Roth IRA, or the proper time or amount of any contribution or withdrawal.
     Third, the Internal Revenue Service has promulgated the language of Articles I-VII of Northeast Investors Roth IRA Custodial Agreement to set forth the terms and conditions which must be contained in a Roth IRA agreement. This does not mean that the IRS approves the merits of investing in a Northeast Investors Roth IRA.
     If you have any questions about your Roth IRA, you can obtain further information at any district office of the Internal Revenue Service.

Investments
     Your contributions will be invested exclusively in shares of Northeast Investors Trust or shares of Northeast Investors Growth Fund as you choose-- see Investment Choices on page 10. Dividends and distributions will be automatically reinvested. For more information about Northeast Investors Trust and Northeast Investors Growth Fund, see the current prospectuses for the funds. Read the prospectus(es) before investing.

WHO MAY ESTABLISH A ROTH IRA?

Roth IRAs for You and Your Spouse
     To make contributions to your Roth IRA, you must have received compensation or earned income during the year for personal services.
      Contributions to a Roth IRA may also be made on behalf of your spouse from your compensation. This is called a spousal Roth IRA. Your spouse must open his or her own spousal Roth IRA to receive the contributions.
     Unlike a Traditional IRA, you may contribute to a Roth IRA even if you are (or, in the case of a spousal Roth IRA, your spouse is) older than age
     701/2. The contribution limits for Roth IRAs are summarized below.

Roth IRAs for Divorced Individuals
     If you are divorced, for Roth IRA purposes, "compensation" includes any alimony you receive under a divorce or separation order or agreement and which you must include in your taxable income. Therefore, you may have a Roth IRA and contribute to it from your alimony (and any other actual compensation or earned income you have).

HOW MUCH CAN I CONTRIBUTE?

Annual Contributions
     For single taxpayers, you may contribute up to $2,000 (or 100% of compensation, if less) per year to your Roth IRA if your adjusted gross income ("AGI") is $95,000 or less. The amount you may contribute is reduced if your AGI is over $95,000 but less than $110,000 (see below). If you have AGI of more than $110,000 in a year, you may not contribute to a Roth IRA for that year.
     A married couple filing a joint return can contribute as much as $4,000 (or 100% of compensation of both spouses, if less) per year to their Roth IRAs if they have an AGI of $150,000 or less. The maximum contribution to the Roth IRA of either spouse is $2,000. The maximum contribution is reduced for AGI between $150,000 and $160,000 (see below). If the married couple's AGI for a year exceeds $160,000, neither may contribute to a Roth IRA for that year.
     Note that married persons who file separate tax returns have limited ability to contribute to a Roth IRA. A married person who files separately may contribute to a Roth IRA only if his or her AGI for the year is below $10,000. (However, if you are married but are filing singly and have lived apart from your spouse for the entire year, you are treated as single for purposes of these rules on eligibility to contribute to a Roth IRA.)

Coordination With Traditional IRA Contributions
     If you make a contribution for a year to a Traditional IRA, the amount of the contribution reduces your Roth IRA contribution limit. For example, if you should contribute $1,000 to a Traditional IRA for 1998, your maximum Roth IRA contribution for 1998 will be $1,000 ($2,000 limit reduced by the $1,000 contribution to your Traditional IRA)--assuming the other Roth IRA requirements are met.

Adjusted Gross Income
     As indicated above, the maximum amount you may contribute on an annual basis to your Roth IRA depends on your AGI. AGI is your total income less certain adjustments such as business expenses or alimony, but before itemized deductions.
     For Roth IRA purposes, there are two special rules in determining your AGI. First, AGI is determined without taking into account any deduction you take for a contribution to a Traditional IRA for the year. Second, AGI does not include any amount that you must include in taxable income from converting or rolling over a Traditional IRA into a Roth IRA in a year.

Contribution Limits Based on AGI
  The following chart shows Roth IRA contribution limits at different AGI levels:

                          ROTH IRA CONTRIBUTION LIMITS

                             (AGI Levels)
Full Contribution     Smaller Contribution        No Contribution
Single                 up to $95,000        above $95,000 up to $110,000     $110,000 and up
Married                up to $150,000       above $150,000 up to $160,000    $160,000 and up
(filing jointly)
Married                zero                 zero up to $10,000               $10,000 and up
(filing separately)

     If you are in the Smaller Contribution range, you can determine how much you may contribute as follows:
     First, subtract your AGI from the amount in the No Contribution column applicable to you (i.e., $110,000 for single taxpayers, $160,000 for married taxpayers), and divide that amount by $15,000 (if you are single) or $10,000 (if you are married filing jointly). Second, multiply the amount from the first step by the maximum contribution to get the amount that may be contributed. Round down to the nearest $10. Also, as long as your AGI for a year does not equal or exceed the No Contribution amount that applies to you, you may contribute $200 even if the contribution formula results in an amount smaller than $200. This limit applies to each Roth IRA of a married couple.
     For example, suppose you are a married joint filer with AGI of $155,000. Subtract $155,000 from $160,000, the amount where contributions phase out completely. $160,000 minus $155,000 equals $5,000. $5,000 divided by $10,000 is
 .5 or 50%. Therefore, you are eligible to contribute 50% of $2,000 ($1,000) to your Roth IRA and your spouse may contribute up to 50% of $2,000 ($1,000) to the spouse's Roth IRA, a total of $2,000.
     You (and your spouse) may also contribute to Traditional IRAs in the same year in which you make contributions to a Roth IRA. However, any contributions to a Traditional IRA reduce the Roth IRA contribution limit of $2,000 (or compensation for the year, if less) dollar for dollar. In other words, if you and your spouse file a joint tax return and have a combined annual income of at least $4,000 but less than $150,000, you may contribute up to $4,000 to Roth IRAs, or to Traditional IRAs for you and your spouse, or you could divide up contributions between the IRAs any way you like, as long as your contributions to any particular IRA do not exceed $2,000 and total contributions to all IRAs do not exceed $4,000 in a single year. (Of course, the limits on the availability of a deduction for any amount you contribute to your Traditional IRA will still apply).
     Unlike a Traditional IRA, you may make contributions to a Roth IRA even if you (or your spouse) are older than age 701/2. Moreover, contributions to Roth IRAs may be made without regard to whether you are an active participant in your employer's retirement, profiting sharing or 401(k) plan.

Conversion or Rollover Contributions from a Traditional IRA You may convert a portion or the entire account balance of an existing
Traditional IRA you maintain with Northeast Investors to a Roth IRA. If you have a Traditional IRA with another sponsor, you can withdraw it and then roll it over within 60 days into a Northeast Investors Roth IRA or direct the current custodian of your Traditional IRA to transfer it directly to a Northeast Investors Roth IRA. Any of these methods will work to correct a Traditional IRA to a Roth IRA. You are eligible to convert (by any of the three methods) from a Traditional IRA to a Roth IRA if your

(or your and your spouse's combined) AGI for the year is $100,000 or less. (Note: married couples must file jointly to take advantage of this conversion/ rollover option. However, if you are married but are filing singly and have lived apart for the entire year, you are treated as single and joint filing requirement does not apply.)
     Any amount that you convert from an existing Traditional IRA into a Roth IRA will be subject to federal income tax in the year in which the conversion occurs. However, any previous nondeductible contributions held in your Traditional IRA are not subject to income tax upon conversion. Also, the 10% penalty for premature IRA withdrawals does not apply to the conversion amount even if you are under age 591/2. For conversions made in 1998, the taxable amount converted may be spread out over the four year period beginning in 1998 and ending in 2001 to help with the tax impact. However, you may take the entire taxable amount into income in 1998 by so electing on your 1998 return.
     If you convert a Traditional IRA to a Roth IRA by means of a withdrawal from the Traditional IRA followed by a rollover within 60 days to the Roth IRA, the eligibility rules apply to the year of the withdrawal. For example, if you withdraw in December, 1998 and rollover to a Roth IRA in January, 1999, you must meet the $100,000 limit and married filing jointly requirement for 1998 (and the withdrawal will qualify for spreading the taxable amount over four years). Also, such a rollover does not use up the one-rollover-per-year limit on certain rollovers among IRAs.
     You can convert from a Traditional IRA to Northeast Investors Roth IRA by completing the Conversion/Direct Transfer to Roth IRA Form.
      You may also convert to a Roth IRA either (i) a SEP IRA that you have as a participant in your employer's simplified employee pension (SEP) plan, or (ii) a SIMPLE IRA that you have as a participant in an employer SIMPLE IRA plan (but not an employer SIMPLE 401(k) plan). A SIMPLE IRA account must be in effect for at least two years before conversion to a Roth IRA. Conversion may be accomplished by any of the three methods mentioned above.
     You may wish to establish a separate Roth IRA account to hold amounts converted/rolled over/transferred in a particular year to keep them separate from annual contribution amounts or conversion/rollover/transfer amounts for a different year.
     This may help you keep proper records so you can report and pay taxes on any withdrawals from your Roth IRA account(s). See the tax information under the heading WITHDRAWALS FROM YOUR ROTH IRA (p. 12). If you convert/rollover/transfer your Traditional IRA but are not eligible (for example, your AGI for the year exceeds $100,000), see the information under the heading RECHARACTERIZING YOUR CONTRIBUTION (p. 11).

Will Conversion Of My Traditional IRA Be Advantageous?
     Whether conversion of your Traditional IRA to a Roth IRA will be advantageous depends on a number of factors, including: -- Your tax rate now versus your expected tax rate when you will make withdrawals. -- Whether you expect to be eligible to make tax-free withdrawals from your Roth IRA (see below). -- Whether you expect not to need or want to make withdrawals when you reach 701/2. -- The rate of return you expect your Roth IRA to make versus the after-tax rate of return you would make on investments outside the IRA.
     There may be other factors that apply in your situation. Also, the benefits of converting may depend on the key tax law rules not changing, but this cannot be guaranteed. Consult a qualified tax or financial advisor for advice.

Rollovers From One Roth IRA To Another
     As with Traditional IRAs, you may make a rollover from one Roth IRA you have to another (but you may not roll from a Roth IRA to a Traditional IRA). Such rollovers do not count against the annual contribution limits. A rollover must be completed within 60 days after you withdraw from the first Roth IRA. Also, after completing such a rollover from one Roth IRA to another, you must wait a full year before you can do another Roth IRA to Roth IRA rollover. (With Traditional IRAs, the IRS has recognized direct transfers from one IRA custodian to another and presumably the IRS will approve such direct custodian-to-custodian transfers with Roth IRAs also. Such direct transfers from one custodian to another are not considered a rollover and do not use up your one-rollover-per-year opportunity.)

HOW MUCH CAN I DEDUCT?
     Unlike a Traditional IRA, contributions to a Roth IRA are not eligible for a deduction in the year in which they are made. The Roth IRA simply provides a vehicle in which your investments may grow tax-free. When you take a withdrawal from the Roth IRA, the entire amount --principal and earnings--comes out of the account tax-free to you, as long as yours is a qualified withdrawal, discussed below.

WHEN CAN I MAKE CONTRIBUTIONS?
     You may establish and make a contribution to your Northeast Investors Roth IRA for a particular year if you do so by the due date of your federal tax return for that year (not including any extensions). Normally, this will be April 15 of the following year. Of course, you may make your contribution earlier and it will start earning sooner.

INVESTMENT CHOICES
     Contributions to your Northeast Investors Roth IRA must be invested in shares of Northeast Investors Trust or shares of Northeast Investors Growth Fund. You may also invest part of each contribution in each fund. Simply indicate your choice in the Application when you open your Northeast Investors Roth IRA.
     Also, you can direct the custodian to exchange a specified portion of the Northeast Investors Trust shares in your Roth IRA to Northeast Investors Growth Fund or vice versa.
     Investments or exchanges are subject to the $500 minimum investment requirement applicable to each fund. Before investing, be sure to read the current prospectuses for Northeast Investors Trust and Northeast Investors Growth Fund to familiarize yourself with the investment objectives and policies of each, and applicable fees and expenses.

EXCESS CONTRIBUTIONS
     An "excess contribution" occurs if you contribute more to your Roth IRA or a spousal Roth IRA than the maximum allowed. The excess is the difference between the amount you actually contributed and the maximum allowed. For example, if you contributed $2,500 to your own Roth IRA in a particular year, you would have a $500 excess contribution. (Remember that the maximum contribution--generally $2,000 or 100% of compensation or earned income, if less--is reduced by any contributions to a Traditional IRA. Also, the contribution limit phases out for single taxpayers with adjusted gross income above $95,000 or married taxpayers with adjusted gross income above $150,000.)
     If you have an excess contribution, you must pay an IRS penalty of 6% of the excess contribution. You can avoid paying the penalty tax if you withdraw the excess contribution on or before the due date (including any extensions) for filing your federal income tax return for the year for which the excess contribution was made. Net income on the excess must accompany the withdrawal. The net income is included in your taxable income for the year for which the excess contribution was made and is subject to income taxes and to the 10% penalty tax if you are not at least age 591/2 (and no other exception applies).
     If you do not withdraw the amount of the excess contribution in time, you must pay the 6% penalty for the year for which the excess contribution was made. In each subsequent taxable year, any excess amounts remaining in your Roth IRA will be taken into account to determine excess penalties in those subsequent years.
     You can reduce or avoid the penalty tax in later years by reducing or eliminating the excess in your Roth IRA. To reduce the excess, you may do one of two things. First, you may withdraw the excess; the withdrawal is not considered taxable income. The other is simply to contribute less in a subsequent year than the maximum amount allowed. There will be a dollar-for- dollar reduction in the excess amount for each dollar you contribute for a year that is less than the maximum limit for that year.

RECHARACTERIZING YOUR CONTRIBUTION
     You can undo a conversion of a Traditional IRA to a Roth IRA using a process called "recharacterization." There are many tax and financial reasons why you may want to recharacterize. For example, at the end of a year in which you converted from a Traditional IRA to a Roth IRA you may discover that your AGI exceeds $100,000 and you were thus ineligible to convert. Current law does not place any restrictions on the reasons for recharacterizing. (See Conversion or Rollover Contributions from a Traditional IRA, p. 8).

     To perform a recharacterization, you must notify the custodian or trustee of the Roth IRA that is holding the converted amount that you want to recharacterize and the custodian or trustee of the Traditional IRA that will receive the recharacterized amount. The total amount converted, along with any earnings or loss allocable to the converted amount, must be recharacterized. Recharacterization is accomplished by a trustee-to-trustee transfer from the Roth IRA holding the amount to the Traditional IRA that will receive the recharacterized amount. A recharacterization must be completed by the due date for filing your income tax return.
     Under current law, you may convert and recharacterize for any reason, and there is no limit on the number of times you may recharacterize and convert under current IRS rules. However, a special tax rule applies if you convert an amount more than twice during a year (for these purposes any conversions prior to November 1, 1998 are not taken into account, nor are recharacterizations performed in any year because you exceeded the $100,000 AGI limit or you were married filing separately.) Under this special tax rule, if you convert more than twice, the third (or fourth, etc.) conversion is valid (in other words, the amount converted will be considered to be a valid Roth IRA). However the amount of income tax due will be determined based on the amount in the account at the time of the second conversion. The following example illustrates this complex rule:
    Ike converts his Traditional IRA with $75,000 in it to a Roth IRA early in a year. At that time, Ike owes income taxes on $75,000 (assuming the Traditional IRA held all taxable amounts). The market value of Ike's Roth IRA declines to $60,000, so he recharacterizes it back to a Traditional IRA, and then converts the Traditional IRA a second time to a Roth IRA. Income tax is now based on the $60,000 from the second conversion, rather than on $75,000. The value of Ike's Roth IRA declines further and late in the year his Roth IRA is worth $50,000, so he recharacterizes back to a Traditional IRA and then converts it to a Roth IRA a third time. This last conversion is disregarded for income tax purposes (although the amount converted is considered to be in a Roth IRA), and Ike still has to pay income taxes on $60,000 in this example. Caution: The IRS may issue final regulations which may change the recharacterization/conversion rules by further limiting the number of times that recharacterizations/conversions may be performed or by restricting the reasons for recharacterizations. Consult your personal tax advisor for the latest developments.

WITHDRAWALS FROM YOUR ROTH IRA
     Unlike Traditional IRAs, Roth IRAs are back loaded. This means that you will not receive a tax savings (a deduction) at the time you make your contributions. Tax savings are realized when you take a qualified withdrawal from your Roth IRA. Qualified withdrawals from your Roth IRA are distributed to you without federal income tax.
     Here's how it works: you make a contribution to your Roth IRA. At the time you make the contribution, you receive no income tax deduction for the amount contributed. Earnings or growth in your Roth IRA account accumulate tax free. When you take a qualified withdrawal from your Roth IRA account, the withdrawal is tax free.
     For a tax-free withdrawal, your Roth IRA must have been in effect for at least five years and at least one of the following conditions must be satisfied:
o You are age 591/2 or older when you make the withdrawal. o The withdrawal is made by your beneficiary after you die. o You are disabled (as defined in IRS regulations) when you make the withdrawal
      (you are considered "disabled" if you are unable to engage in any substantial gainful activity because of a physical or mental impairment which can be expected to result in death or to be of long-lasting or indefinite duration).
o You are using the withdrawal to cover eligible first time homebuyer expenses incurred by you or your spouse, or a child, grandchild or parent or grandparent of you or your spouse. Such a person is considered a "first-time homebuyer" if he or she did not have an ownership interest in a principal residence within the two year period ending on the home's
      acquisition  date.   Eligible  expenses  include  the  cost  of  purchase,
      construction  or  reconstruction  of  a  principal  residence   (including
      customary settlement, financing or closing costs). First-time home buyer distributions are subject to a $10,000 lifetime maximum per individual homebuyer.
     For Roth IRAs started with a conversion or rollover of a Traditional IRA, the five year period begins with the year in which the conversion or rollover was made. For a Roth IRA started with a normal annual contribution, the five year period starts with the year for which you made the initial contribution. Once the five year requirement is satisfied for any Roth IRA you own, it is considered satisfied for all of your Roth IRAs (even if the Roth IRA you are actually withdrawing from has been in effect for fewer than five years).
     If the withdrawal from the Roth IRA is a qualifying withdrawal, you pay no income tax on any portion of the amount withdrawn, and there is no penalty assessed. If the withdrawal is not qualified--it does not meet the requirements stated above-- you will not be assessed any tax or penalty on any amounts treated as a return of your own contributions to the account. However, any earnings or interest or growth in value included in the amount withdrawn will be taxed as ordinary income in the year of the withdrawal and will be subject to a 10% premature withdrawal penalty (unless an exception applies).

     For example, let's say you are single, your compensation in 1998 is $80,000 and you contribute $2,000 (the maximum amount) to your Roth IRA. Your taxable income will still be $80,000 (unlike a Traditional IRA, there is no deduction for amounts contributed to your Roth IRA). Assume also that you earned $1,000 on your Roth IRA account over five years. Starting in the year 2003 (five years after 1998 when you started the Roth IRA), if you were 591/2 or over (or some other eligibility requirement was met), you could withdraw the entire $3,000 ($2,000 + $1,000) tax-free.
     If, on the other hand, you were not 591/2, you could withdraw $2,000 (your own contributions) tax-free because this amount was previously taxed. But the $1,000 in earnings would be taxed as ordinary income in the year withdrawn, and you would be assessed an additional 10% penalty (unless an exception applied).
     Note that for purposes of determining what portion of any distribution is includible in annual income, the current law says that all of your Roth IRA accounts are treated as if they were one single account. (This rule aggregating all Roth IRAs includes any you may have with another custodian or trustee.) Amounts withdrawn from a Roth IRA are treated as being withdrawn in the following order:
     1) All annual contributions.
     2) All conversion amounts (on a first in, first out basis).
     3) Earnings (including reinvested dividends and growth).
     Since all your Roth IRAs are considered to be one account for this purpose, withdrawals from Roth IRA accounts are not considered to be from earnings or growth until an amount equal to all contributions made to all of an individual's Roth IRA accounts is withdrawn.
     Note: You may have a Roth with one or more other custodians. All your Roth IRAs are taken into account when applying the tax rules. Therefore, a withdrawal may be treated as being an annual contribution amount under the ordering rule described above even though it comes from a Roth IRA account holding conversion amounts. This peculiarity makes it especially important that you keep proper records and that you report all withdrawals properly on your federal income tax returns.
     The following examples illustrate these concepts:
     Example 1: Jane contributed $2,000 to a Roth IRA in 1998 and in 1999. In addition, in the year 2000, Jane converted $5,000 from a Traditional IRA to a Roth IRA. In 2001, Jane's Roth IRA account balance is as follows:

Annual Contributions:     $ 4,000
Converted Amounts:        $ 5,000
Earnings:                 $ 1,200
-----------------------   -------
Total Amount:             $10,200

     If Jane withdraws $7,000 in 2001, for tax purposes $4,000 will be considered as distributed from her Annual Contributions and neither income tax nor the penalty will apply. Under the ordering rules, the remaining $3,000 will be considered as distributed from the Converted Amount and no income tax or penalty will apply because Jane paid any income taxes due when she converted. If Jane withdraws another $3,000 in 2004, $2,000 of the withdrawal is considered her remaining Converted Amount (not taxable), and $1,000 is considered Earnings (which may be taxable or not depending on whether Jane is age 591/2 or meets one of the other conditions for a tax-free withdrawal).
     Example 2: John, a single individual, contributes $1,000 a year to his Northeast Investors Roth IRA account and $1,000 a year to another Roth IRA account over a period of ten years. At the end of 10 years his account balances are as follows:

Annual
                    Contributions     Earnings
Northeast
  Investors
  Roth IRA         $10,000           $10,000
Other Roth IRA     $10,000           $10,000
                   -------           -------
Total              $20,000           $20,000

At the end of 10 years, John has $40,000 in both Roth IRA accounts, $20,000 in contributions (in both IRAs) and $20,000 in earnings (in both IRAs). John, who is 40, withdraws $15,000 from his Other Roth IRA. This is not a qualified withdrawal because John is not 591/2 (and no other qualifying circumstance applies). Under the ordering rule, $0 is taxable as income to John. This is because we look at the total amount of John's annual contributions--in this case $20,000--to determine if the withdrawal is from contributions, and thus non-taxable. Here, John's $15,000 withdrawal is less than his total amount of contributions to both Roth IRAs, and thus no part of the withdrawal is included as taxable income. If John then withdrew $15,000 from his Northeast Investors Roth IRA, $5,000 would not be taxable (his remaining annual contributions) and $10,000 would be treated as taxable income for the year of the withdrawal, subject to regular income taxes and the 10% premature withdrawal penalty (unless an exception applies).
     IMPORTANT: As this example shows, if you have multiple Roth IRAs, the taxation of a withdrawal depends on amounts in all the accounts. Northeast Investors will not necessarily know the correct tax treatment, and will issue Form 1099-R reporting a withdrawal from the Northeast Investors Roth IRA in accordance with IRS rules based on our records of that account. It is your responsibility to keep proper records and to pay any income taxes due on the withdrawal.
     If the rules discussed above for a tax-free withdrawal are not satisfied, you must pay an IRS penalty tax of 10% or any taxable portion of the "premature withdrawal" in addition to regular income taxes on the taxable amount withdrawn. However, there are certain exceptions to the "premature withdrawal" penalties. These are described in the following paragraphs.
     If you are disabled, you may make withdrawals immediately and you will not be subject to the premature withdrawal penalty. You are considered "disabled" if you are unable to engage in any substantial gainful activity because of a physical or mental impairment which can be expected to result in death or to be of long-lasting or indefinite duration.
     If you die, your beneficiary may withdraw from your IRA without the IRS premature withdrawal penalty.
     The premature withdrawal penalty does not apply if the withdrawal does not exceed the amount of "eligible higher education expenses" or "eligible first-time homebuyer expenses" during the year.
     "Eligible higher education expenses" include tuition, fees, books and supplies needed to attend a post-secondary institution of higher learning. Also, room and board may qualify if the student is attending at least half-time. The expenses may be for you or your spouse, child or grandchild.
     "First-time homebuyer expenses" include the cost of purchase or construction of a principal residence (including financing or closing costs) for you, your spouse, or a child, grandchild, parent or grandparent of you or your spouse. A person is a "first-time homebuyer" for this purpose if he or she (and his or her spouse if married) did not own any interest in a principal residence during the two years before the date of purchase or construction of the new home. For any individual, a lifetime maximum of $10,000 may be treated as eligible first-time homebuyer expenses, regardless of the number of homes purchased.
     If your medical expenses in a year exceed 71/2% of your adjusted gross income ("AGI") for that year, then IRA withdrawals in that year up to the amount of the excess medical expenses are not subject to the 10% penalty tax. Withdrawals also are not subject to the 10% penalty tax up to the amount that you paid for health insurance premiums for yourself, your spouse and dependents if you are unemployed. This exception applies only if you have received unemployment compensation for at least 12 weeks, and only to withdrawals you made in the year that you received the unemployment compensation and the following year. Any withdrawals made after you have been reemployed for at least 60 days will not be exempt. Starting in the year 2000, an IRS levy on your Roth IRA for unpaid taxes will not be subject to the 10% penalty (regular income taxes will apply to the taxable amount levied from your account).
     Note: Special Rule for Four Year Tax Spread. If you convert from a Traditional IRA to a Roth IRA in 1998 and choose to spread the tax on the converted amount over 4 years (1998-2001), special tax and penalty rules may apply if you withdraw an amount considered to be from the converted amount prior to 2001. In general, if you receive a distribution of such "converted" money prior to the end of the four year period, the amount of the income previously deferred (and that has not yet been reported on your tax return as of the time of the withdrawal) will be accelerated and will become taxable in the year of the withdrawal. In addition, you may have to pay a 10% penalty tax, unless an exception applies. (The accelerated tax rules are very complicated. Consult your tax advisor for more information.)
     Withdrawals from a Roth IRA are not subject to the required 20% income tax withholding rules that apply to most distributions from qualified plans and 403(b) arrangements. A withdrawal is subject to 10% federal income tax withholding unless you elect not to have withholding. State income tax withholding may also apply. The Withdrawal Authorization Form has additional information about withholding.

WHEN MUST I MAKE WITHDRAWALS?
     Unlike a Traditional IRA, during your lifetime you are not required to make withdrawals at any particular times or in any particular amounts. There is no requirement that your first withdrawal begin on April 1 of the year following the calendar year in which you reach age 701/2. With a Roth IRA, you can take out as little as you want, as late as you want, until your death.

HOW TO MAKE WITHDRAWALS
     You can withdraw the amount in your Roth IRA in installment payments over a specified period, or you can withdraw the total amount in one lump sum payment. Simply complete a Withdrawal Authorization Form to indicate your wishes and send it to Northeast Investors.
     The taxable amount (if any) included in a lump sum withdrawal does not receive special tax treatment available in certain cases for lump sum contributions from most retirement plans. Therefore, it may be advantageous for you to withdraw in periodic installments.

A WORD ABOUT REPORTING
     Northeast Investors reports all withdrawals from your Roth IRA on Form 1099-R in accordance with IRS requirements. The information provided reflects only withdrawals from your Northeast Investors Roth IRA account(s). To determine whether tax or penalties apply, all of your Roth IRA accounts are considered together, including those you may have with other Roth IRA custodians. Because you are the only one who knows about all of your Roth IRA accounts, you are solely responsible for determining what taxes and penalties might apply.

DEATH BENEFITS
     You can name a beneficiary on the Designation of Beneficiary (Section 3, of the Application form) or in another written instrument filed with Northeast Management & Research Company, Inc. You can change a previous designation at any time by filing a new form or instrument.
     If you die before your entire Roth IRA has been distributed to you, the balance in your account will be paid to your ben-eficiary. Payments may be in the form of a lump sum or installments. Unlike withdrawals during your lifetime, after your death there are IRS minimum withdrawal rules that your beneficiary must satisfy. The amount in your account must be withdrawn by the end of the fifth year following the year of your death. Alternatively, your designated beneficiary may start withdrawals by the end of the year following the year of your death and take installments over the beneficiary's life expectancy (determined under IRS rules). If your surviving spouse is your designated beneficiary, your spouse may delay the start of withdrawals until you would have reached age 701/2 (had you lived). Alternatively, your surviving spouse, if designated as your Roth IRA beneficiary, can elect to treat the account as the spouse's own Roth IRA. In that case, there are no required minimum distribution rules during the spouse's lifetime.

SOME THINGS TO AVOID
     Transactions between you and your Roth IRA are not allowed. Specific "prohibited transactions" are listed in the Internal Revenue Code. They include borrowing from your Roth IRA, selling or exchanging property with your Roth IRA and similar transactions.
     If you engage in a prohibited transaction, your Roth IRA will lose its tax-exempt status. The taxable amount in your account in will be treated as taxable income to you in that year. In addition, you must pay the 10% IRS penalty for premature withdrawals if you are under age 591/2.
     If you use all or part of your Roth IRA as security for a loan, the part so used that is attributable to earnings or growth will be treated as taxable income to you in that year. Again, you may have to pay the tax for premature withdrawals in addition to regular income taxes on the amount used as security.

CUSTODIAN FEE AND OTHER CHARGES
The Ten Dollar ($10) Annual Maintenance Fee
     Each year, a fee is charged to your account to cover the cost of the Roth IRA custodian services provided by Investors Bank & Trust Company. The amount of the fee may be changed by agreement between the Custodian and Northeast Management & Research Company, Inc. For your convenience, we offer a choice of two ways to pay this fee:
    1. Automatic Deduction: This method of automatic deduction is the most convenient for you. The fee of $10 is automatically deducted from your Roth IRA in December, and the deduction will be reflected in your year-end statement.
    2. Payment by Check: This method requires that you check the appropriate box on the Roth IRA Application. We will send you a yearly invoice for this fee during the month of December.
     The payment option you select now will remain your method of payment for Roth IRA fees in the future, unless you notify us in writing of a change. For example, if you have the fee automatically deducted this year, we will not mail you a notice requesting payment in the future. If you choose payment by check, we will mail you a reminder of payment due in each following year. If you terminate your Roth IRA during a year, you must pay that year's fee or else it will be deducted from your account.

Tax Withholding Fee ($10)
     This fee is payable each time you request tax withholding on any withdrawal. Separate withholding fees apply for federal and state tax withholding.

    PLEASE TAKE NOTE:
    Any fees you are paying by check should be made payable and sent directly to:

     Northeast Management &  Research Company, Inc.
     50 Congress Street, Suite 1000
     Boston, MA 02109-4096

Northeast Investors Trust
     The trustees of Northeast Investors Trust are entitled to receive an annual fee equal to 1/2 of 1% of the principal of the Trust, computed at the end of each quarter at the rate of 1/8 of 1% of the principal at the close of the quarter. For this purpose, the principal of the Trust is the total value of the Trust's investment portfolio and other assets, less all liabilities except accrued trustees' fees.
     The trustees of Northeast Investors Trust are entitled to charge a redemption fee of up to 1% of the net asset value of the shares redeemed. It is the present policy of the trustees not to charge such a fee, but this policy may be changed by the trustees without notice to the shareholders.
     For further information on the Trustees' annual fee and the redemption of shares, see the current Northeast Investors Trust prospectus.

Northeast Investors Growth Fund
     Northeast Investors Growth Fund has an Advisory and Service Contract with Northeast Management & Research Company, Inc. ("NMR") under which NMR provides investment advice and other services to the Fund. As its compensation under the contract, NMR receives a monthly fee calculated at an annual rate of 1% of the daily average net assets of the Fund up to and including $10,000,000, 3/4 of 1% of such daily average net assets above $10,000,000 up to and including $30,000,000 and 1/2 of 1% of such daily average net assets in excess of $30,000,000.
     Under the contract, NMR pays a portion of operating and bookkeeping expenses of the Fund. The Fund is required to pay its legal fees, auditing fees, cost of reports to shareholders and expense of shareholders' meetings, and certain other expenses.
     For more information on the contractual fees, and other expenses of the Fund, see the current prospectus relating to Northeast Investors Growth Fund.

GROWTH OF YOUR ACCOUNT
     Dividends and any capital gains distributions on the shares of Northeast Investors Trust or Northeast Investors Growth Fund in your account will be reinvested in additional shares and fractional shares.
     Shareholders of Northeast Investors Trust are entitled to receive dividends approximately equal to the net income of the Trust, plus other cash distributions as the Trustees may declare. Net income is the gross earnings of the Trust less expenses, and each share is entitled to receive a proportionate amount of a dividend or distribution.
     Shareholders of Northeast Investors Growth Fund receive income dividends equal to substantially all of the net investment income of the Fund, generally paid annually. In addition, shareholders receive an annual capital gains distribution equal to substantially all of the Fund's net realized capital gains (reduced by any available capital loss carryforwards). Each share receives a proportionate amount of any dividend or distribution.
     Because the net income of Northeast Investors Trust and or Northeast Investors Growth Fund may fluctuate from year to year, no fixed dividends can be promised. Also, because the value of their investment portfolios may fluctuate, the amount available for distribution to you from your account cannot be projected or guaranteed.
     For further information on dividends and distributions, see the current Northeast Investors Trust prospectus or Northeast Investors Growth Fund prospectus.

STATE TAX RULES
     The tax rules discussed in this booklet are based on federal law. Tax treatment of Roth IRAs under state law varies from state to state.
     Non-residents of Massachusetts are not liable for Massachusetts income tax on taxable amounts earned by or withdrawn from a Northeast Investors Roth IRA. For advice on treatment of IRAs under the tax laws of Massachusetts or other states, consult your tax advisor or legal counsel.

IRS REPORTS AND RETURNS
     If you owe an IRS penalty for an excess contribution, a premature withdrawal, or the failure of your beneficiary to withdraw the require minimum amount, you (or your beneficiary) must file the appropriate IRS reporting form with your individual tax return.

                Northeast Investors Roth IRA Custodial Agreement Articles I--VII of this Custodial Agreement (the "Agreement") are in the form promulgated by the Internal Revenue Service in Form 5305-RA (January 1998) for establishing a Roth individual retirement account.

                                    Article I
     1. If this Roth IRA is not designated as a Roth Conversion IRA, then, except in the case of a rollover contribution described in section 408A(e), the custodian will accept only cash contributions and only up to a maximum amount of $2,000 for any tax year of the depositor.
     2. If this Roth IRA is designated as a Roth Conversion IRA, no contributions other than IRA Conversion Contributions made during the same tax year will be accepted.

                                   Article IA
     The $2,000 limit described in Article I is gradually reduced to $0 between certain levels of adjusted gross income (AGI). For a single depositor, the $2,000 annual contribution is phased out between AGI of $95,000 and $110,000; for a married depositor who files jointly, between AGI of $150,000 and $160,000; and for a married depositor who files separately, between $0 and $10,000. In case of a conversion, the custodian will not accept IRA Conversion Contributions in a tax year if the depositor's AGI for that tax year exceeds $100,000 or if the depositor is married and files a separate return. Adjusted gross income is defined in section 408A(c)(3) and does not include IRA Conversion Contributions.

                                   Article II
     The depositor's interest in the balance in the custodial account is nonforfeitable.

                                   Article III
     1. No part of the custodial funds may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of section 408(a)(5)).
     2. No part of the custodial funds may be invested in collectibles (within the meaning of section 408(m)) except as otherwise permitted by section 408(m)(3), which provides an exception for certain gold, silver, and platinum coins, coins issued under the laws of any state, and certain bullion.

                                   Article IV
     1. If the depositor dies before his or her entire interest is distributed to him or her and the depositor's surviving spouse is not the sole beneficiary, the entire remaining interest will, at the election of the depositor or, if the depositor has not so elected, at the election of the beneficiary or beneficiaries, either:
     (a) Be distributed by December 31 of the year containing the fifth anniversary of the depositor's death, or
     (b) Be distributed over the life expectancy of the designated beneficiary starting no later than December 31 of the year following the year of the depositor's death.
     If distributions do not begin by the date described in (b), distribution method (a) will apply.
     2. In the case of distribution method 1(b) above, to determine the minimum annual payment for each year, divide the depositor's entire interest in the custodial account as of the close of business on December 31 of the preceding year by the life expectancy of the designated beneficiary using the attained age of the designated beneficiary as of the beneficiary's birthday in the year distributions are required to commence and subtract 1 for each subsequent year.

     3. If the depositor's spouse is the sole beneficiary on the depositor's date of death, such spouse will then be treated as the depositor.

                                    Article V
     1. The depositor agrees to provide the custodian with information necessary for the custodian to prepare any reports required under sections 408(i) and 408A(d)(3)(E), and Regulations section 1.408-5 and 1.408-6, and under guidance published by the Internal Revenue Service.
     2. The custodian agrees to submit reports to the Internal Revenue Service and the depositor as prescribed by the Internal Revenue Service.

                                   Article VI
     Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through IV and this sentence will be controlling. Any additional articles that are not consistent with section 408A, the related regulations, and other published guidance will be invalid.

                                   Article VII
     This agreement will be amended from time to time to comply with the provisions of the Code, related regulations, and other published guidance. Other amendments may be made with the consent of the persons whose signatures appear below.

                                  Article VIII
     1. The amount of each contribution credited to the Depositor's individual retirement custodial account shall (except to the extent applied to pay fees or other charges under Section 7 below) be applied to purchase full and fractional shares of Northeast Investors Trust or Northeast Investors Growth Fund (provided always that such shares may legally be offered for sale in the state of the Depositor's residence) in accordance with instructions of the Depositor given under Section 3 below. The custodian (or Northeast Management & Research company, Inc. ("NMR") acting as agent for the custodian under section 16 of this Article VIII) may retain the Depositor's initial deposit for a period of up to ten days after receipt thereof, without liability for interest or for loss of earnings or appreciation, and may invest the initial deposit at the end of such period. The Depositor may revoke the account by written notice to the custodian received by the custodian within seven calendar days after the Depositor establishes the account. Upon revocation, the amount of the Depositor's initial deposit will be returned to him.
     2. All dividends and capital gains or other distributions received on the shares of Northeast Investors Trust held in the Depositor's account shall be retained in the account and (unless received in additional shares) shall be reinvested in full and fractional shares of Northeast Investors Trust. Similarly, all dividends and capital gains or other distributions received on the shares of Northeast Investors Growth Fund held in the Depositor's account shall be retained in the account and (unless received in additional shares) shall be reinvested in full and fractional shares of Northeast Investors Growth Fund.
     3. For each contribution, the Depositor shall designate the portion that will be invested in shares of Northeast Investors Trust and the portion that will be invested in shares of Northeast Investors Growth Fund. A contribution may be invested entirely in Northeast Investors Trust, entirely in Northeast Investors Growth Fund, or partly in each fund. However, all investment directions (including those under this Section 3 or under Section 4) will be subject to the minimum initial or additional investment and minimum balance requirements of the funds.
     The Depositor shall make such designation on an Investment Instructions Form or other written notice acceptable to the custodian. If any such designation or other investment instructions are, in the opinion of the custodian, ambiguous or incomplete, the custodian may hold such amount uninvested (without crediting any interest thereon) until the designation or other investment instructions have been clarified or completed to the custodian's satisfaction, and neither the custodian nor any other party will have any liability for loss of interest, earnings or investment gains during such period.
     4. The Depositor may at any time direct the custodian to redeem all or a specified portion of the Northeast Investors Trust shares in the Depositor's account and to invest the redemption proceeds in shares and fractional shares of Northeast Investors Growth Fund, or to redeem all or a portion of the Northeast investors Growth Fund shares in the Depositor's account and to invest the redemption proceeds in shares and fractional shares of Northeast Investors Trust.
     The Depositor shall give such directions on an Investment Instructions Form or other written notice acceptable to the custodian, and the custodian will process such directions as soon as practicable after receipt thereof. If any such directions are, in the opinion of the custodian, ambiguous or incomplete, the custodian may refrain from acting thereon until the directions have been clarified or completed to the custodian's satisfaction, and neither the custodian nor any other party will have any liability for loss of earnings or investment gains during such period.
     5. The Depositor, by written notice to the custodian, may designate one or more beneficiaries to receive the balance (if any) remaining in the Depositor's account after his death and the time and manner of payment of such balance (subject to the requirements of the preceding Articles of this agreement). A designation may be on a form provided by the custodian or on a written instrument acceptable to the custodian executed by the Depositor and must be filed with the custodian. The Depositor may revoke or change such designation in like manner, at any time and from time to time. If no such designation is in effect upon the Depositor's death, the balance in the account shall be paid in a single sum, as soon as is practicable, to the Depositor's estate.
     Subject to the requirements of the preceding Articles of this agreement, the Depositor may designate a form of payment to the beneficiary by filing a signed written instrument with the custodian. In the absence of such written instructions from the Depositor, the custodian will pay the beneficiary in such form as the beneficiary selects.
     6. The custodian shall forward to the Depositor (or beneficiary where applicable) any notices, prospectuses, reports to shareholders, financial statements, proxies and proxy soliciting materials, relating to the shares of the Northeast Investors Trust or Northeast Investors Growth Fund in the Depositor's account. The custodian shall not vote any of the shares of Northeast Investors Trust or Northeast Investors Growth Fund held in the account except in accordance with the written instructions of the Depositor (or beneficiary where applicable). 7. The custodian's fees for performing its duties hereunder shall be such reasonable amounts as shall be agreed to from time to time by the custodian and NMR. Such fee, any taxes of any kind and any liabilities with respect to the account, and any and all expenses reasonably incurred by the custodian shall, if not paid by the Depositor, be paid from the account.
     8. The custodian shall make distributions from the account at such times and in such manner as the Depositor directs in writing, subject to the requirements of the preceding Articles of this agreement. Following the Depositor's death, the Depositor's surviving spouse (if the beneficiary of the account) may elect to comply with the distribution requirements in Article IV using the recalculation of life expectancy method, or may elect that life expectancy will not be recalculated; any such election may be in such form as the surviving spouse provides (including the calculation of minimum distribution amounts in accordance with a method that does not provide for recalculation of the life expectancy of the surviving spouse and instructions to the custodian in accordance with such method).
     Notwithstanding Section 3 of Article IV above, if the Depositor dies leaving his or her spouse as sole beneficiary, the surviving spouse may elect not to be treated as the Depositor. If the surviving spouse so elects, all of the provisions of Article IV and the preceding paragraph will apply, except that distributions to him or her are not required to begin until December 31 of the year in which the Depositor would have reached age 701/2.
     9. It shall be the sole responsibility of the Depositor to determine the time and amount of contributions to the account, the time, amount and manner of payment of distributions from the account, and the taxability of any distributions from the account. NMR and the custodian shall be fully protected in following the written direction of the Depositor (or beneficiary) with respect to the time, amount and manner of payment of such distributions, or in not acting in the absence of such direction. If the beneficiary does not direct the custodian to make distributions from the account by the time that such distributions are required to commence in accordance with the preceding Articles of this agreement, the custodian (and NMR) shall assume that the beneficiary is meeting any applicable minimum distribution requirements from another individual retirement arrangement and the custodian and NMR shall be fully protected in so doing. NMR and the custodian shall not be liable for any taxes, penalties, liabilities or other costs to the Depositor or any other person resulting from contributions to or distributions from the Depositor's account. Any purchase, exchange, transfer or redemption of shares of a fund for or from the Depositor's account will be subject to any applicable sales or redemption charge as described in the applicable prospectus.
     If in the judgement of the custodian or NMR there is any ambiguity or dispute about the application of this Agreement in any particular circumstances, or about the entitlement of any person to any distribution from the Depositor's account, NMR and the Custodian may refrain from taking any action until such ambiguity or dispute has been resolved to the satisfaction of NMR and/or the Custodian (whether by a settlement of the parties involved, court order or otherwise), and neither the Custodian, NMR, Northeast Investors Trust, nor Northeast Investors Growth Fund will have any responsibility or liability for loss of earnings or investment gains or otherwise as a consequence of such delay.
     The Depositor understands and acknowledges that (i) all distributions from Depositor's account will be reported on Form 1099-R (or such other form as may be required by the IRS) and will be based only on the information known by the Custodian and will not reflect accounts not under the control of the Custodian,
(ii) that consequently, the tax treatment may vary depending on whether the Depositor has Roth IRA accounts with other custodians, and (iii) that the Depositor (or other person making the withdrawal) is solely responsible for tracking and accurately determining the income tax (and any penalties) due.
     10. NMR, Northeast Investors Trust, Northeast Investors Growth Fund, and the Custodian shall not be responsible for any loss or diminution in the value of the Depositor's account arising out of the Depositor's establishment of a Northeast Investors Individual Retirement Account or arising out of any investment instructions of the Depositor (or beneficiary), whether relating to the portion of contributions invested in Northeast Investors Trust and in Northeast Investors Growth Fund, or relating to the redemption of shares of one fund and investment of the redemption proceeds in shares of the other, or arising out of any delay in carrying out any investment direction received from the Depositor (or beneficiary).
     11. Whenever the Depositor (or beneficiary) is responsible for any direction, notice, representation or instruction under this agreement, NMR and the custodian shall be entitled to assume the truth of any statement made by the Depositor (or beneficiary) in connection therewith, and shall be under no duty of further inquiry with respect thereto, and shall have no liability with respect to any action taken in reliance upon such statement. Any communication from the Depositor (or beneficiary) which under this Agreement is to be in writing may in the discretion of NMR be made by telephone or other electronic means (subject to such rules and requirements as NMR may impose).
     12. This Agreement (and the Depositor's custodial account) shall terminate upon the complete distribution of the account to the Depositor or his beneficiaries or to a successor individual retirement account or annuity. The Custodian shall have the right to terminate this account upon ninety (90) days' notice to the Depositor, or to his beneficiaries if he is then dead. In such event, upon expiration of such 90 day period, the Custodian shall transfer the amount in the account into such successor individual retirement accounts or annuities, as the Depositor (or his beneficiaries) shall designate, or, in the absence of such designation, to the Depositor, or, if he is then dead, to the beneficiaries as their interests shall appear.
     13. The Custodian may resign at any time upon ninety (90) days' notice in writing to NMR and may be removed by NMR at any time upon ninety (90) days' notice in writing to the Custodian. By agreement between them, the Custodian and NMR may waive or accelerate the notice period. Upon such resignation or removal, NMR shall appoint a successor custodian which satisfies the requirements of
Section 408 of the Internal Revenue Code, and the Depositor (or beneficiary) is deemed to have consented to such appointment.
     14. Upon receipt by the Custodian of written notice of appointment of a successor custodian and or written acceptance of such appointment by the successor, the Custodian shall transfer to such successor the assets of the account and all records pertaining thereto. The Custodian may reserve such sum of money as it deems advisable for payment of its fees, taxes, costs, expenses or liabilities with respect to the account, with the balance (if any) of such reserve remaining after the payment of all such items to be paid over to the successor custodian. The successor custodian shall hold the assets paid ever to it under this Agreement (or under terms similar to those of this Agreement that satisfy the requirements of Section 408 of the Internal Revenue Code).
     15. If, within sixty (60) days after the Custodian's resignation or removal, NMR has not appointed a successor custodian which has accepted such appointment, the Custodian shall appoint such successor unless it elects to terminate the custodial account pursuant to Section 12 of this Article VIII.
     16. The Custodian may employ or designate NMR or one or more other parties to serve as contractors or agents to perform certain of its duties hereunder. At any time when the Custodian has designated NMR (or another party) to serve as its agent hereunder, reference in any provision of this Article VIII to the Custodian will be deemed a reference to the agent designated to perform the particular duty.
     17. Any notice sent from the Custodian to the Depositor, or to his beneficiaries if he is then dead, shall be effective if sent by mail to him or them at his or their last address(es) of record as provided to the Custodian.
     18. Any distribution from the account may be mailed, first-class postage prepaid, to the last known address of the person who is to receive such distribution, as shown on the Custodian's records, and such distribution shall to the extent of the amount thereof completely discharge the Custodian's liability for such payment.
     19. NMR may amend this agreement from time to time, and shall give written notice of any such amendment to the Depositor within 30 days after the date the amendment is adopted or becomes effective, whichever is later. The Depositor hereby expressly delegates authority to NMR to amend the provisions of this Agreement and hereby consents to any such amendment.
     20. This Agreement shall be construed, administered and enforced according to the laws of Massachusetts.
     21. The Depositor acknowledges that he or she has received and read the current Northeast Investors Trust prospectus, the current Northeast Investors Growth Fund prospectus and the Northeast Investors Individual Retirement Account Disclosure Statement.
     22. The term "Custodian" refers to the person serving as the custodian of the individual retirement account established hereby, and the term "Depositor" refers to the person for whose benefit such account was established.
     23. Articles I through VII of this Agreement are in the form promulgated by the Internal Revenue Service. It is anticipated that, if and when the Internal Revenue Service promulgates changes to Form 5305-RA, NMR will adopt such changes as an amendment to this Agreement. Pending the adoption of any amendment necessary or desirable to conform this Agreement to the requirements of any amendment to the Internal Revenue Code or regulations or rulings thereunder, the Custodian and NMR may operate the Depositor's account in accordance with such requirements to the extent that the Custodian and/or NMR deem necessary to preserve the tax benefits of the account.
     24. The Depositor represents that he or she is of legal age in his or her state of residence, and agrees that this individual retirement custodial account is subject to acceptance by Northeast Investors Trust and/or Northeast Investors Growth Fund and to the terms of their respective prospectuses.
     25. The Depositor acknowledges that the custodian or NMR may require that different accounts be established to hold annual contributions made under Code
Section 408A(c)(2) and to hold amounts converted pursuant to Code Section 408A(c)(3)(B). Separate accounts may also be required to hold amounts converted in different years. If separate accounts are not required, annual contributions and conversion contributions may be made to the same account.
     26. The Depositor may recharacterize any amounts converted pursuant to Code
Section 408A(d)(6) and the regulations issued thereunder. Depositor agrees to observe any limitations that may be imposed on the number of any such transaction in any given year, or any other limitation which may be imposed by the IRS, the Custodian or NMR.

    NORTHEAST INVESTORS Roth IRA Transfer Form
--------------------------------------------------------------------------------
                                  Instructions:
To make a direct transfer of amounts in an existing Traditional IRA, SEP IRA, SIMPLE IRA or Roth IRA with another custodian or trustee, complete this form and send it to Northeast Management & Research Company, Inc. with the other documents establishing your Northeast Investors Roth IRA.

To:
--------------------------------------------------------------------------------
Name of Current Trustee/Custodian

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Telephone Number

Re:
--------------------------------------------------------------------------------
Name Appearing on Your Current Account

--------------------------------------------------------------------------------
Account Number

--------------------------------------------------------------------------------
Your Address

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Telephone Number

Instructions to Current Trustee/Custodian

Please transfer the following amount to my Northeast Investors Roth IRA (payee and address directions are at the bottom of this form):

- Liquidate all assets and transfer the proceeds.- Transfer $------------- - Liquidate -------------- shares and transfer the proceeds.

Important: If you are now receiving minimum distributions from another non-Roth IRA in accordance with the age 701/2 rules, be sure that any amount you transfer to a Roth IRA does not include any amounts which are required to be distributed to you. IRS rules prohibit transferring such amounts to a Roth IRA.

Note: Any taxable amounts transferred from another non-Roth IRA to a Roth IRA as part of this transfer must be included as part of gross income and reported to the IRS in the year of the transfer/conversion. For such transfers completed during 1998, you may elect to treat the income as received over the four year period 1998-2001.

Amounts transferred from a Traditional IRA, SEP IRA or SIMPLE IRA to a Roth IRA are considered to be income. The IRS also requires that 10% of the amount converted be withheld for federal income tax purposes unless you elect not to withhold below. State taxes may also apply. Consult your financial advisor to determine whether withholding is advisable, as the expected financial benefits from converting may be diminished if you pay income tax from the amount converted.

- Withhold 10% for federal income taxes (also withhold state income taxes if applicable)

- Do not withhold
                       Instructions continued on next page

If you want the funds transferred directly to your existing Roth IRA with Northeast Investors, please indicate your account number
-------------- .

If you want to establish a separate Roth IRA account to hold amounts converted/transferred (including the transfer directed in this form), you must complete a new Roth IRA Application for each separate Roth IRA account you want to establish.

--------------------------------------------------------------------------------
*Your Signature                 Date


*Please ask your present trustee or custodian if a signature guarantee is required.

                         (Below Line for Bank Use Only)

Investors Bank & Trust Company, as (successor) custodian of the above individual's Roth IRA account, requests the transfer or direct rollover of assets as indicated above. The Northeast Investors Roth IRA meets the requirements of Code Section 408A and is qualified to receive the transfer requested above.

                                                Investors Bank & Trust Company
Custodian

--------------------------------------------------------------------------------
     Date:                    By:

To Current Trustee/Custodian: Please return a copy of this form with your response. Make checks payable to Northeast Management & Research Co., Inc. Address for checks, forms, etc. Northeast Management & Research Co., Inc.,
50 Congress Street-Suite 1000, Boston, MA 02109-4096. If you have any questions please call 617-523-3588 or 1-800-225-6704.

    NORTHEAST INVESTORS ROTH IRA APPLICATION FORM
--------------------------------------------------------------------------------
 1. Account Registration

   -----------------------------------------------------------------------------

  First Name  Middle Initial                            Last Name

     ---------------------------------------------
   -----------------------------
     Social Security Number       Date of Birth

   -----------------------------------------------------------------------------

     Street Address and Apartment or Box Number

   -----------------------------------------------------------------------------

  City                        State                      Zip Code

     --------------------------------------
   ------------------------------------
     Home Telephone         Work Telephone

--------------------------------------------------------------------------------
 2. Type and Amount of Investment
    Please indicate the type of Roth IRA contribution that you are making by checking the correct box and by writing the amount of your investment under the fund that you wish to invest in. Note that if you want to establish a separate Roth IRA for annual contributions, and another separate Roth IRA(s) for amounts converted from a Non-Roth IRA you must complete a separate application form for each separate Roth IRA account. All contribution checks should be made payable to Northeast Management & Research Company, Inc. The minimum investment is $500 per Fund.

Northeast Investors Trust                                                                   Northeast Investors Growth Fund
 [ ] Annual Contribution
  Roth IRA Annual Contribution for 19--  Tax Year $2,000 maximum contribution per year.
$                                                                                           $
--------------------------------------------------------------------------------            ----------------------------------
--------------------------------------------------------------------------------
Northeast Investors Trust                                                                   Northeast Investors Growth Fund
[ ] Spousal Roth IRA Annual Contribution for 19 --  Tax Year
  If your spouse has less compensation or earned income than you, you and your spouse may establish spousal Roth IRAs (one for you and one for your spouse) and contribute up to $4,000 to both Roth IRAs (a maximum of $2,000 to either and not more than the couple's combined compensation or earned income to both).
  Complete a separate Application for each IRA.
$                                                                                           $
--------------------------------------------------------------------------------            ----------------------------------
--------------------------------------------------------------------------------
Northeast Investors Trust                                                                   Northeast Investors Growth Fund
[ ] Transfer* or Rollover of Non-Roth IRA
  Transfer of existing Non-Roth IRA directly from current custodian or trustee, or a rollover within 60 days after withdrawing from existing Non-Roth IRA.
  Such a transfer or rollover is a taxable event.
$                                                                                           $
--------------------------------------------------------------------------------            ----------------------------------
--------------------------------------------------------------------------------
Northeast Investors Trust                                                                   Northeast Investors Growth Fund
[ ] Transfer* or Rollover of Roth IRA
  Transfer of existing Roth IRA directly from current custodian or trustee, or a rollover within 60 days after withdrawing from existing Roth IRA. If your existing Roth IRA is from an earlier conversion or transfer of funds from a
  Non-Roth IRA to your existing Roth IRA in 1998, check this box -.
$                                                                                           $
--------------------------------------------------------------------------------            ----------------------------------
--------------------------------------------------------------------------------
                                                                                        Investment Options continued on next page

Northeast Investors Trust                                                    Northeast Investors Growth Fund
[ ] Conversion of Northeast Investors Traditional IRA
  Conversion of an existing Northeast Investors Traditional (or other non-Roth)
  IRA to a Roth IRA. Such a conversion is a taxable event; complete the Special
  Income Tax Withholding Election enclosed with this Application. Current
  Northeast Investors IRA Account Number: -----------------
$N/A                                                                                     $N/A
---------------------------------------------------------------------------------------  --------------------------------

Amount Converted:
- All
- Part ($ -----------  or -------- % or -----------  shares)

- All
- Part ($ -----------  or -------- % or -----------  shares)

*Means complete and send us the Roth IRA transfer form.
--------------------------------------------------------------------------------
 3. Designation of Beneficiary
  If you do not choose to designate a beneficiary for your IRA or if no designated beneficiary survives you, your IRA will go to your estate. The selection of a beneficiary can have important estate and tax planning consequences; consult a competent professional if needed. Consult your attorney if you are a resident of a community or marital property state.
  I hereby designate the person(s) named below as the primary beneficiary(ies) in the event of my death before my account has been paid to me in full. If any but less than all of the primary beneficiaries predecease me, the share of the deceased primary beneficiary(ies) will be divided among the surviving primary beneficiary(ies) in proportion to the percentages otherwise payable to each surviving primary beneficiary. If all primary beneficiaries predecease me, the value of my account shall be distributed to the contingent beneficiary(ies) designated below who survive me. If any but less than all the contingent beneficiaries predecease me, the share of the deceased contingent beneficiary(ies) will be divided among the surviving contingent beneficiary(ies) in proportion to the percentage(s) otherwise payable to each such surviving contingent beneficiary. If two or more persons are named as primary or contingent beneficiaries, and no percentage is indicated, I intend that the surviving persons listed shall receive equal portions. (If the beneficiary is a trust, please indicate the name, address, and date of the trust). I reserve the right to change my beneficiary or beneficiaries by written notification to Northeast Management and Research Co., Inc.
   Pay my account to the primary beneficiary or beneficiaries named below who are living at my death.

Name           Social Security
               Number
Address
Relationship   Date of Birth   %*
                    /  /
               ---------------


Name           Social Security
               Number
Address
Relationship   Date of Birth   %*
                    /  /
               ---------------

                                      Primary beneficiary continued on next page

Name           Social Security
               Number
Address
Relationship   Date of Birth   %*
                    /  /
               ---------------


  If no primary beneficiary is living at my death, pay the account to the contingent beneficiary or beneficiaries named below who are living at my death.


Name           Social Security
               Number
Address
Relationship   Date of Birth   %*
                    /  /
               ---------------
Name           Social Security
               Number
Address
Relationship   Date of Birth   %*
                    /  /
               ---------------

Name           Social Security
               Number
Address
Relationship   Date of Birth   %*
                    /  /
               ---------------

*Shares for each IRA's beneficiary must add up to 100%. Please do not indicate fractional percentages (e.g. if there are three beneficiaries, indicate 33%, 33% and 34%).
--------------------------------------------------------------------------------
 4. Special Income Tax Withholding Election
Complete this Section 4 only if you are converting an existing Northeast Investors Traditional (or other non-Roth) IRA to a Roth IRA.

I understand that the taxable amount converted to a Roth IRA will be treated as taxable income to me. If I am converting in 1998, I understand that I may elect to have the entire amount converted included as taxable income in 1998 or to have one-quarter of the taxable amount included in my taxable income in each of 1998, 1999, 2000 and 2001. I agree that I am responsible for the tax results of converting (including determining that I am eligible to convert). Withholding Election continued on next page

  My current Non-Roth IRA will receive a new account number when it is converted into a Roth IRA. My existing investments will remain unchanged until subsequently changed by me.
  I elect to have withholding or no withholding of Federal Income Tax on the taxable amount converted as indicated below. I understand the amounts converted from an existing Traditional IRA, SEP IRA, or SIMPLE IRA to a Roth IRA (other than prior nondeductible contribution amounts) are subject to Federal Income Tax withholding unless I elect no withholding. Unless I elect no withholding, 10% of the taxable amount converted will be withheld as Federal Income Taxes. In addition, there may be withholding of State Income Taxes depending on your state of residence. Please note that, if you elect no withholding, you may have to pay estimated tax. Insufficient payments of estimated tax may result in penalties. I understand that the financial benefits of converting my existing Account to a Roth IRA Account may depend upon converting the entire amount. Therefore, from a financial viewpoint, it may be better for me to elect no withholding and to pay any income taxes due from other funds of mine rather than to reduce the amount converted from my existing IRA to my Roth IRA by applicable withholding taxes.

  - I do not want to have Federal Income Tax and any applicable State Income Tax withheld from my distribution.

  - I do want to have Federal Income Tax and any applicable State Income Tax withheld from my distribution.

--------------------------------------------------------------------------------
 5. Signature
  I hereby adopt with the Custodian this Northeast Investors Individual Retirement Account (the "Account"). I agree that the Account will be governed by the terms of this Application and the Northeast Investors Roth IRA Custodial Agreement (which is incorporated by reference). The Account established hereunder is designated as a Roth IRA under Internal Revenue Code Section 408A. Once the Custodian acknowledges receipt of this Application, it shall be deemed accepted, and therefore effective, as of the date I signed it. I have received and read the Northeast Investors Roth IRA disclosure statement and the prospectus(es) of the fund(s) selected. I certify under penalties of perjury that my Social Security number above is correct, and that the other information provided in this Application (including specifically the date(s) given above concerning transfers or rollovers from another Roth IRA) is correct. If applicable, I elect the Income Tax Withholding indicated in Section 4 above.

--------------------------------------------------------------------------------
                                 Signature Date

If you wish to receive periodic withdrawals, please complete the enclosed Withdrawal Authorization Form and return it with this Application. A signature guarantee is not required when a request for periodic withdrawals accompanies the new account Application.

Custodian Fee

- Check here if the $10.00 custodial fee is enclosed; if checked, annual maintenance fees for future years will be billed to you. If not checked, the fee will automatically be deducted at year end.

NORTHEAST INVESTORS UNIVERSAL IRA WITHDRAWAL AUTHORIZATION FORM
--------------------------------------------------------------------------------
                                  Please Print

-------------------------------------
Account Owner's Name

-------------------------------------
Account Owner's Date of Birth

-------------------------------------
Account Owner's Social Security Number

-------------------------------------
Account Owner's Account Number

--------------------------------------------------------------------------------
Type of Withdrawal (Check One):

NORMAL       Individual is over 59-1/2
[ ]
[ ] REQUIRED Individual is age 70-1/2 or older (Non-Roth IRAs only) [ ] DISABILITY Individual certifies that the individual is disabled and therefore unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to be of long continued or indefinite
                   duration or to result in death.
[                  ] PREMATURE Individual is under age 59-1/2 and not disabled.
                   The individual acknowledges that this withdrawal may involve a 10% IRS penalty tax on the amount withdrawn, in addition to the inclusion of the taxable amount in income for the year the withdrawal is received. Consult with your tax advisor for additional information.
[                  ]  DEATH  Each  beneficiary  of a  deceased  individual  must complete this form, have his/her  signature  guaranteed,  and enclose a  certified  copy of the death  certificate.  If the
                   beneficiary   is   not  a   named   individual,   the   legal
                   representative   must  complete   this  form,   have  his/her
                   signature  guaranteed,  and  enclose a copy of his/her  court appointment and a certified copy of the death certificate.
                   Individual is under age 59-1/2 and elects substantially equal periodic
[ ]   PREMATURE/
      LIFE         payments over his/her life expectancy or joint life
      EXPECTANCY   expectancy of individual and designated beneficiary. If the individual changes the payment method prior to the later of attaining age 59-1/2 or five years from the date of the first payment, the IRS may impose a 10% penalty on all payments
                   received prior to age 59-1/2. The individual certifies that the amount withdrawn does not exceed the
[ ]   MEDICAL
      EXPENSES     individual's deductible medical expenses for the year of the withdrawal. The individual certifies that (i) the amount
                   withdrawn does not exceed
[ ]   HEALTH
      INSURANCE    the amount the individual paid for health insurance coverage
      PREMIUMS     for the individual and/or the individual's spouse or
                   dependents, (ii) the individual received state or federal unemployment compensation benefits for at least 12 weeks,
                   (iii) the withdrawal is being made in the calendar year in which the unemployment benefits were received or the following calendar year, and (iv) the withdrawal is not being made after the individual had been reemployed for 60 or more days.

[ ]    ELIGIBLE    The individual certifies that the amount withdrawn does not
       HIGHER      exceed eligible  higher  education  expenses.  These  are
       EDUCATION   expenses  for tuition, fees,  books  and  supplies  necessary
       EXPENSES    to attend an institution for post-secondary  education.  Room and board are eligible expenses for students attending at least half-time. The student may be the individual, individual's spouse, or child or grandchild of individual or spouse. Expenses covered by a scholarship or other educational assistance payment or tax-advantaged source of financing are not eligible expenses.

 [ ] ELIGIBLE The individual certifies that the amount withdrawn does not FIRST-TIME exceed eligible first-time homebuyer expenses. These include HOMEBUYER costs of purchase, construction or reconstruction of a EXPENSES principal residence (including normal settlement, financing or closing costs). Thehomebuyer may be the individual, the individual's spouse, or the child, grandchild, parent or
                    grandparent of the individual or individual's spouse. A
                    "first-time homebuyer"is an individual who has not (and, if married, whose spouse has not) had an ownership interest in a principal residence during the two-year period immediately preceding the home purchase. The expenses must be paid
                    within 120 days after the withdrawal. There is a $10,000
                    lifetime limit on eligible first-time homebuyer expenses for any individual.
[ ]    OTHER        ------------------------------------------------------------

--------------------------------------------------------------------------------
   Method of Withdrawal (Check One):

     [ ] Total Withdrawal (Account Termination) [ ] Partial Withdrawal of
     $-------
     [ ] Quarterly Dividends          [ ] Periodic Withdrawal of $-------

        [ ] Monthly (1st, 10th, 15th or 25th)  [ ] Quarterly
                                              [ ] (Jan, April, Jul, Oct),
                                              [ ] (Feb, May, Aug, Nov),
                                              [ ] (Mar, June, Sep. Dec.)


[ ] Semi-annually         [ ] Annually
      ------- /-------      -----------------
           Months                 Month


  If you wish to receive distributions based upon your life expectancy, pleasecall our office at 1-800-225-6704 and we will send you IRS-approved life expectancy tables. We also recommend that you consult with your tax advisor to determine the required dollar amount of your distribution. Once you have determined the correct dollar amount, submit a completed Withdrawal Authorization Form to us at least 30 days prior to your desired withdrawal date.
--------------------------------------------------------------------------------
   Form of Withdrawal (Check One):

       [ ] CASH (Liquidation)

       [ ] IN KIND (Shares of Northeast Investors Trust and/or Northeast Investors Growth Fund will be re-registered to you). For new accounts, enclose completed application.

           For existing accounts, please include A/C#
           -----------------------------

       [ ] Electronic Funds Transfer (ACH). To have funds electronically transferred for periodic payments only, your bank must be an Automated Clearing House (ACH) member and you must attach a voided check or deposit slip including your bank routing number.

    ---------------------------------------------------------------------------

   Withholding Election (Check One):
     See Tax Information below.

     [ ] I do not want to have Federal Income Tax and applicable State Income Tax withheld from my withdrawal.

     [ ] I do want to have Federal Income Tax and applicable State Income Tax withheld from my withdrawal ($10.00 fee each time).

     [ ] Please withhold $------------- from each withdrawal for Federal Income Tax ($10.00 Tax withholding fee charged each time).

     [ ] Please withhold $------------- from each withdrawal for State Income Tax ($10.00 Tax withholding fee charged each time).
         --------------------------------------------------------------------
  Tax Information

 The Custodian shall report withdrawals on Form 1099-R based solely on information known by the Custodian about amounts held in your Northeast Investors IRA account(s). However, tax on the amount withdrawn may be determined based on amounts contributed to all of your IRA accounts, including those not under the Custodian's control. Thus, you have sole responsibility for correctly determining and reporting the withdrawal on your income tax returns.

 Withdrawals from an IRA (other than non-taxable direct transfers to another IRA custodian or withdrawals of nondeductible contribution amounts) are subject to federal income tax withholding unless you elect no withholding when completing your withdrawal authorization form. Qualifying withdrawals from a Roth IRA are not subject to federal income tax (see the Roth IRA Disclosure Statement for an explanation of the circumstances when qualifying withdrawals are tax-free); therefore, for such withdrawals, you may wish to elect no withholding. Unless you elect no withholding, 10% of each distribution will be withheld as federal income taxes. In addition, there may be withholding of state income taxes depending on your state of residence.

 If you elect no withholding, your election will remain in effect until revoked. You may revoke your no withholding election in writing at any time. Please note that, if you elect no withholding or have an insufficient amount withheld from your withdrawals, you may have to pay estimated tax. Insufficient payments of estimated tax may result in penalties.

 If you have a Massachusetts address and have federal withholding, we are required to withhold Massachusetts income taxes also. Complete Massachusetts Form M-4P so that your Massachusetts income taxes may be calculated correctly. Depending on your number of exemptions and the amount of your IRA withdrawals, there may be no actual withholding. If your legal residence is not Massachusetts (even though you have a Massachusetts address), check the box in item 5 of the Form M-4P to avoid Massachusetts income tax withholding.

 Please contact Northeast Investors if you wish to have us send you federal form W-4P or Massachusetts form M-4P.

The undersigned individual authorizes the withdrawal specified above and the withholding election completed above. The undersigned acknowledges that proper income tax reporting depends on the correct completion of this form and certifies that the box checked under Type of Withdrawal (above) is correct; and that it is the undersigned's responsibility to determine correctly the amount of tax that may be due based on all IRA accounts the undersigned may own (including those unknown by or not under the control of the Custodian); the undersigned agrees to indemnify and hold harmless the Custodian and its agents and service providers (including Northeast Management and Research Company, Inc.) from any expenses incurred if such information is not correct. The undersigned acknowledges that it is his/her responsibility properly to calculate, report, and pay all taxes due with respect to the withdrawal specified above.

---------------------------------------------------  --------------------------

                                Signature** Date

**Signature must be guaranteed by a bank or trust company, securities broker or dealer, credit union, securities exchange or association, securities clearing agency or savings association. Notarizing or witnessing will not suffice.

This material is authorized for distribution to prospective investors only when preceded or accompanied by a currently effective prospectus setting forth material information about Northeast Investors Trust and a currently effective prospectus setting forth material information about Northeast Investors Growth Fund.
     Northeast Management & Research, Inc.
 50 Congress Street
     Boston, MA 02109

--------------------------------------------------------------------------------

       Please Do Not Remove This Label
                                              Please check here if you would
       like
                                              information concerning:

                                              -  Traditional  IRA -  Educational
                                              IRA - 403-B - Keogh - Statement of
                                              Additional Information - Northeast
                                              Investors  Growth Fund - Northeast
                                              Investors Trust


                               NORTHEAST INVESTORS
                                  EDUCATION IRA
                                 (August, 1998)

                                TABLE OF CONTENTS
                                                                       Page


HOW TO OPEN AN EDUCATION IRA.............................................4


HOW TO OPEN A ROLLOVER EDUCATION IRA.....................................4


CUSTODIAN FEE............................................................5


IN SUMMARY, PLEASE SEND THE FOLLOWING....................................5


NORTHEAST INVESTORS EDUCATION IRA DISCLOSURE STATEMENT...................7

   BRIEFLY, WHAT IS AN EDUCATION IRA?....................................7
   REVOCATION............................................................8
   THREE IMPORTANT POINTS................................................8
   INVESTMENTS...........................................................9

ESTABLISHING AN EDUCATION IRA............................................9


HOW MUCH CAN BE CONTRIBUTED?............................................10

   ANNUAL CONTRIBUTIONS.................................................10

Modified Adjusted Gross Income..........................................11


Rollover Contributions..................................................11


HOW MUCH OF THE CONTRIBUTION CAN I DEDUCT?..............................12


WHEN CAN CONTRIBUTIONS BE MADE?.........................................12


INVESTMENT CHOICES......................................................12


EXCESS CONTRIBUTIONS....................................................12


WITHDRAWALS.............................................................13


Impact on Education Tax Credits.........................................14


WHEN MUST WITHDRAWALS BE MADE?..........................................14


SOME THINGS TO AVOID....................................................15


CUSTODIAN FEE AND OTHER CHARGES.........................................15

   THE TEN DOLLAR ($10) ANNUAL MAINTENANCE FEE..........................15
   NORTHEAST INVESTORS TRUST............................................16
   NORTHEAST INVESTORS GROWTH FUND......................................16

GROWTH OF THE EDUCATION IRA ACCOUNT.....................................16


STATE TAX RULES.........................................................17


IRS REPORTS AND RETURNS.................................................17


CUSTODIAL ACCOUNT AGREEMENT.............................................18

                        Northeast Investors Education IRA

       This booklet describes the Northeast Investors Education IRA, a new kind of IRA that is first available in 1998. The booklet does not describe our Traditional IRA which has been available for many years, nor our Roth IRA which was introduced on January 1, 1998. If you would like to receive materials or information on either a Northeast Investors Traditional IRA or a Northeast Investors Roth IRA, call us at 1-800-225-6704.

       In general, an individual--called the "Depositor" in this booklet--establishes an Education IRA for another person--called the "Designated Beneficiary"--as a means of saving money to pay for the Designated Beneficiary's future higher education expenses. Contributions to an Education IRA are not deductible. However, withdrawals that meet certain requirements are not included in the Designated Beneficiary's taxable income. This means that income and growth achieved while contributions are in the Education IRA can be withdrawn tax-free, a unique benefit. The Designated Beneficiary's total Education IRA account balance must be distributed out of the Education IRA within 30 days of the date he or she reaches age 30.

       Education IRA accounts can be established only for Designated Beneficiaries who are under age 18 (unless it is a Rollover Education IRA). This means that Designated Beneficiaries will be typically below the age of majority in their state of residence ("the age of majority"). A parent or guardian--called the "Responsible Individual" in this booklet--must be designated to manage and administer the account on behalf of any Designated Beneficiary who has not attained the age of majority. Any reference in this booklet--or on the Application or any other form or document related to the administration of the Education IRA account--to a duty, right or responsibility of the Designated Beneficiary should be understood to be a reference to the Responsible Individual, who will hold any right or exercise any such duty, right or responsibility on behalf of a Designated Beneficiary who has not yet attained the age of majority. In addition, the Depositor may, by checking the box on the Application, elect to have the Responsible Individual maintain control over the account even after the Designated Beneficiary reaches the age of majority.

       The Depositor may elect (by checking the applicable box on the Application) to permit the Responsible Individual to change the Designated Beneficiary. If so, the Responsible Individual may appoint a different Designated Beneficiary for the account. Federal law requires that a new Designated Beneficiary be a member of the prior Designated Beneficiary's family who is under age 30.
("Family members" are defined in this booklet.)

       Finally, because Education IRAs are new, many of the tax law rules governing them have not been formally clarified by the IRS. The material in this booklet is based on the best information available at the time this booklet was published. If you have specific questions about how the Education IRA rules apply to your particular situation or about the latest Education IRA developments or any changes in the rules, you should consult a qualified professional or the IRS. If as a result of future developments or changes in the rules, it becomes necessary to revise the Custodial Agreement or other legal documents governing your account, Northeast Investors will send you the necessary amendments (which we expect would not require an additional signature by you).

HOW TO OPEN AN EDUCATION IRA

1. To open a Northeast Investors Education IRA, the Depositor should complete and sign the enclosed Education IRA Application form. The Responsible Individual should also sign the Application, where indicated. If you are transferring directly from another Education IRA, the Direct Transfer to Education IRA Form should also be completed and returned. Please make sure that sections 1 through 5 of the Application are completed, and that the Depositor and the Responsible Individual have signed in section 6.

Note: Generally, anyone who has reached the age of majority may be a Depositor (as long as the Depositor's modified adjusted gross income does not exceed the limits--see the Disclosure Statement), including the person who will be the Designated Beneficiary or the Responsible Individual. However, any Depositor--regardless of whether he or she has attained the age of majority--may establish an Education IRA for his or her own benefit.

The Designated Beneficiary must be an individual who is alive at the time the Education IRA is established (i.e., Education IRAs cannot be established for children who are not yet born or for groups of individuals). If the Designated Beneficiary is a minor (this will usually be the case with a contributory Education IRA), a parent or guardian must be designated as Responsible Individual. If the Designated Beneficiary has reached the age of majority in his or her state of residence (usually this will be the case only with a rollover Education IRA), the Designated Beneficiary may also be designated as the Responsible Individual by checking the appropriate box on the Application form.

2. Return the completed and signed Education IRA Application form along with either a check for the initial contribution or the Direct Transfer to Education IRA Form if applicable.

       A minimum of $500 is required to open an Education IRA account. Anytime thereafter additional contributions may be made to the Northeast Investors Education IRA by any Depositor, as long as the limits on contributions are not exceeded.

       For further information regarding the contribution rules, please see pages 9-11.

HOW TO OPEN A ROLLOVER EDUCATION IRA

1. The Responsible Individual may rollover or transfer all or part of an Education IRA account to a Northeast Investors Education IRA established for the benefit of the Designated Beneficiary of the original Education IRA or for a member of his or her family. For these purposes, members of the Designated Beneficiary's family include the following who are under 30 years old at the time of the withdrawal: the Designated Beneficiary's spouse, the Designated Beneficiary's children and their descendants, stepchildren and their descendants, siblings and their children, parents, grandparents, stepparents, and spouses of all of these individuals.

       Also, if the Depositor has elected on the Application to permit it, the Responsible Individual may simply designate another member of the original Designated Beneficiary's family (as defined above) to be the new Designated Beneficiary for the Education IRA.

       To open a Rollover Education IRA, complete the Application form, indicating that a Rollover Education IRA is being established.

       For further information regarding rollovers, please see page 10.

CUSTODIAN FEE

1. The custodian fee is a $10 Education IRA maintenance fee charged annually. For further information regarding the $10 maintenance fee, please see page 14. The annual maintenance fee will automatically be charged to the Education IRA account. (However, to bill the Designated Beneficiary directly for the annual maintenance fee (which may be paid by check), the appropriate box on the Education IRA Application should be checked.)

IN SUMMARY, PLEASE SEND THE FOLLOWING:

1.   The Education IRA Application form with sections 1 through 5 completed and section 6 signed.

2. For a transfer Education IRA, complete the Application--if necessary--and complete and return the Direct Transfer to Education IRA Form. More forms are available from Northeast Investors.

3. If the annual maintenance fee is being paid by check, a check in the amount of $10.00 should be enclosed for each Education IRA established.


                         All checks should be payable to

                             Northeast Management &
                               Research Co., Inc.

                    SEND ALL COMPLETED FORMS, CHECKS AND ANY
                            OTHER CORRESPONDENCE TO:

                  Northeast Management & Research Company, Inc.
                         50 Congress Street, Suite 1000
                              Boston, MA 02109-4096

             NORTHEAST INVESTORS EDUCATION IRA DISCLOSURE STATEMENT

                                       16
Briefly, What is an Education IRA?

       A Northeast Investors Education Individual Retirement Account ("Education IRA") is a convenient and sensible method of saving for higher education. Any person--a family member, a friend, or an individual on his own behalf--may establish an Education IRA for any living individual who is under 18 years old (i.e., Education IRAs can not be established for children who are not yet born or for groups of individuals). With an Education IRA, the person making the contribution does not receive a deduction for the contributions made, but earnings accumulate tax-free, and withdrawals for qualified education expenses come out of the Education IRA tax-free, as well.

       Here's how it works: an individual--the "Depositor"--is generally permitted to contribute up to $500 annually (subject to certain limitations based on annual income and filing status) to an Education IRA established for the benefit of a living individual who is under age 18--the "Designated Beneficiary." A parent or guardian--the "Responsible Individual"--must manage and administer the Education IRA account on behalf of any Designated Beneficiary who has not attained the age of majority in his or her state of residence ("age of majority"). For this reason, all duties and responsibilities are referred to as duties and responsibilities of the Responsible Individual. Only one parent or guardian may act as the Responsible Individual.

       Generally, a Depositor must be at least the age of majority in order to establish an Education IRA for someone other than him- or herself. Individuals who want to open an Education IRA for themselves, may do so even if they have not reached the age of majority.

       The Depositor may contribute up to $500 annually for as many different Designated Beneficiaries (in as many different Education IRA accounts) as the Depositor wishes. However, no more than a total of $500 may be contributed on behalf of any single Designated Beneficiary in one year, counting all Education IRA contributions from all Depositors. This means that the Designated Beneficiary or the Responsible Individual must always check to make sure that all contributions received in Education IRA accounts on behalf of that particular Designated Beneficiary do not exceed $500 in a given year.

       Withdrawals from an Education IRA account are tax-free if the proceeds are used to meet the cost of qualified higher education expenses. If the amount withdrawn is not used to meet qualified higher education expenses, or if the amount withdrawn exceeds the amount needed in a year to meet those expenses, then the amount subject to taxation (the earnings) will be included in the Designated Beneficiary's taxable income for the year, and may be subject to an additional 10% penalty.

       The entire account balance in an Education IRA account must be distributed within 30 days of the Designated Beneficiary's 30th birthday, or within 30 days of his or her death. Any amounts not distributed by the end of the 30-day period will be deemed distributed under federal tax law, and the Designated Beneficiary will be taxed on the taxable amount. The additional 10% penalty may also apply.

       Account balances can also be rolled over or transferred to an Education IRA established for a member of the Designated Beneficiary's family.

       Contributions to an Education IRA are invested in shares of Northeast Investors Trust or Northeast Investors Growth Fund, as the Depositor initially decides (there is a $500 minimum investment for each fund). Subject to the minimum investment rule, a portion of each contribution may be invested in each fund, and investments can be exchanged from one fund to the other. After the Depositor has established the account, the Responsible Individual may decide to switch the investment elections between the two funds.

       The growth in an Education IRA (both earnings and appreciation) is exempt from federal income tax while it accrues. Withdrawals from principal can be made at any time without tax or penalty. Withdrawals to cover the cost of qualified higher education expenses--including withdrawals of earnings and appreciation--may also be made without tax or penalty.

       An Education IRA must meet certain requirements of the Internal Revenue Code. The agreement establishing the Education IRA must be in writing, and it must provide that the custodian is a bank and that contributions must be in cash. The Northeast Investors Education IRA Custodial Agreement is designed to meet the requirements in order to receive the favorable federal income tax treatment provided by law. (Note: State law tax treatment may differ. Consult your personal tax advisor.)

Revocation

       The Depositor may revoke the Education IRA within seven calendar days after Northeast Management & Research Company, Inc. receives the Education IRA Application establishing the Education IRA. The amount of the Depositor's initial contribution will be returned to the Depositor without penalty, administrative charge or adjustment for dividends or investment gains or losses.

       To revoke an Education IRA account, the Depositor should mail or deliver a written notice to Northeast Management & Research Company, Inc., 50 Congress Street, Suite 1000, Boston, Massachusetts 02109-4096. Call 617-523-3588 or 1-800-225-6704 with any questions.

Three Important Points

       First, this booklet summarizes the federal tax treatment of Northeast Investors Education IRAs. State taxes on Education IRAs may vary from federal taxes. A further word on this can be found on page 16.

       Second, uncertainty about eligibility to be either a Depositor or a Designated Beneficiary, or about the amount of a contribution or the qualified status of a withdrawal should be resolved through consultation with your personal tax or financial advisor or the Internal Revenue Service. This booklet outlines the main rules, but no summary can describe all the rules that could apply in each individual case. Northeast Investors has no responsibility for determining anyone's eligibility for an Education IRA, or whether a particular withdrawal will be qualified.

       Third, the Internal Revenue Service has promulgated the language of Articles I-X of the Northeast Investors Education IRA Custodial Agreement in Form 5305-EA to set forth the terms and conditions which must be contained in an Education IRA agreement. This does not mean that the IRS approves the merits of investing in a Northeast Investors Education IRA.

       For further information about Education IRAs, contact any district office of the Internal Revenue Service.

Investments

       Contributions to a Northeast Investors Education IRA will be invested exclusively in shares of Northeast Investors Trust or shares of Northeast Investors Growth Fund, as initially chosen by the Depositor, or as subsequently elected by the Responsible Individual (see Investment Choices on page 11). Dividends and distributions will be automatically reinvested. For more information about Northeast Investors Trust and Northeast Investors Growth Fund, see the current prospectuses for the funds. Read the prospectus(es) before investing.

ESTABLISHING AN EDUCATION IRA

       Any Depositor who has reached the age of majority may establish an Education IRA and make contributions to it. The Education IRA may be for the benefit of any other living person, the "Designated Beneficiary," who is under 18 years old at the time of the contribution. (The requirement that the Designated Beneficiary be a "living person" means, for example, that an Education IRA can not be established for an individual not yet born at the time the Education IRA is established, nor can a single Education IRA be established for a group of individuals.) The Depositor does not have to be related to the Designated Beneficiary. (Note: A Depositor may establish an Education IRA for him- or herself regardless of whether he or she has reached the age of majority.)

       After the initial contribution has been made, and the Depositor designates the initial investments, the Depositor will have no further rights over the administration of the Education IRA account, except for exercising the revocation rights discussed above, or unless the Depositor and the Designated Beneficiary or the Responsible Individual are all the same person.

         The Responsible Individual must manage and administer the account on behalf of any Designated Beneficiary who has not attained the age of majority. Any duty, right or responsibility of a Designated Beneficiary regarding the account will be exercised or required of the Responsible Individual if the Designated Beneficiary has not reached the age of majority. The Responsible Individual must be a parent or guardian of the minor Designated Beneficiary. Only one parent or guardian may be the Responsible Individual for any one Education IRA account. In addition, the Depositor may, by checking the box on the Application, elect to appoint the Responsible Individual to continue to exercise responsibility for an account even after the Designated Beneficiary reaches the age of majority. If this box has not been checked, the Designated Beneficiary may assume responsibility for administering the account after he or she has attained the age of majority. To do so, the Designated Beneficiary should notify Northeast Investors in writing, at the address provided above, that he or she wishes to assume responsibility for the Education IRA account. Northeast Investors may require verification of the Designated Beneficiary's age.

HOW MUCH CAN BE CONTRIBUTED?

Annual Contributions

         A Depositor who files his or her federal income tax return as a single taxpayer may contribute $500 a year to an Education IRA account established for a Designated Beneficiary if the Depositor's modified adjusted gross income ("modified AGI") is $95,000 or less. The $500 maximum limit is reduced if a single taxpayer's modified AGI is over $95,000 but less than $110,000 (the Single Phase Out Range). Single taxpayers with modified AGI in excess of $110,000 in a year may not contribute to an Education IRA for that year.

         A Depositor who is married and files a joint federal income tax return can contribute as much as $500 per year to an Education IRA account established for a Designated Beneficiary if the Depositor and his or her spouse's modified AGI for the year is $150,000 or less. The $500 maximum contribution amount is reduced if a married joint filer has a modified AGI of between $150,000 and $160,000 (the Married Phase Out Range). A married taxpayer filing jointly may not contribute if modified AGI for the year exceeds $160,000.

         The amount that may be contributed if the Depositor's modified AGI falls in either the Single Phase Out Range or the Married Phase Out Range is calculated as follows: in either case, the difference between the amount of modified AGI and the lower limit of the Phase Out Range ($95,000 for single filers, $150,000 for married joint filers) is divided by the value of the respective Phase Out Range ($15,000 for single filers, $10,000 for married joint filers). The resulting sum is then multiplied by $500. This number is then subtracted from $500 to get the amount that may be contributed.

         For example, in 1998, Joe, a single filer with a modified AGI of $100,000, wants to contribute up to his maximum limit to an Education IRA established for the benefit of his friend's son, Bill. Joe's maximum limit is calculated as follows:

1. The difference between Joe's modified AGI and the lower limit of the Single Phase Out Range:
                  ($100,000-$95,000) = $5,000

2.       This is divided by 15,000 (the value of the Range):
                  $  5,000
                  $15,000 =  0.3333

3.   Multiply this by $500:
                  0.3333 x $500 = $166.66

4.   This is subtracted from the $500 contribution limit:

         ($500 - $166.66) = $333.34

5. In 1998, Joe may contribute up to $333.34 to an Education IRA established for the benefit of Bill.



Two important points to note: First, in our example Joe's contribution limit is $333.34. This means that Joe may contribute up to $333.34 in 1998 to an Education IRA established for the benefit of any Designated Beneficiary. In other words, if Joe wanted to contribute to Education IRAs established for Bill and a number of other individuals (all of whom are under 18) in 1998, he could do so, but he could not contribute more than $333.34 to each Education IRA.

         Second, if Joe does contribute $333.34 to an Education IRA established for Bill, Joe's limit has no impact on anyone else's ability to contribute in 1998 to this or any other Education IRA established for the benefit of Bill. That is, another Depositor could contribute up to $166.66 in 1998 to this or any other Education IRA established for the benefit of Bill, as long as the $500 limit on all contributions made in 1998 to Education IRAs on Bill's behalf is not exceeded.

Modified Adjusted Gross Income

      As indicated above, the maximum amount that may be contributed on an annual basis to an Education IRA depends on the Depositor's modified AGI. AGI is total income less certain adjustments such as business expenses or alimony, but before itemized deductions. "Modified AGI" is AGI plus certain amounts that may have been earned abroad. Depositors without foreign income, or income earned in Guam, Puerto Rico, the Northern Mariana Islands, Guam or American Samoa, should simply use normal AGI in place of modified AGI.
(Consult your tax advisor.)

Rollover Contributions

         The account balance in an Education IRA may be rolled over to a newly created or existing Education IRA as long as the Designated Beneficiary of the receiving Education IRA is the same person as, or is a family member of the Designated Beneficiary of the transferring Education IRA.

         The limits on annual contributions discussed above do not apply to rollovers.

         Education IRA rollovers must be completed within 60 days of the distribution from the first Education IRA. Also, only one Education IRA rollover may be performed in any 12-month period.

         Family members include any of the following who are under 30 years old at the time of the distribution from the first Education IRA: the Designated Beneficiary, his or her spouse, or the Designated Beneficiary's children and their descendants, stepchildren and their descendants, siblings and their children, parents, grandparents, stepparents, and spouses of all of these individuals.

         An easy way to implement a "rollover" is simply to have the Responsible Individual of an Education IRA name a new designated beneficiary for the account. (The new designated beneficiary must be one of the original Designated Beneficiary's family members (as defined above) who are under age 30 at the time the change is made.) Note: This option is available only if the Depositor has indicated on the Application form that the Designated Beneficiary may change the designated beneficiary named in the Application.

HOW MUCH OF THE CONTRIBUTION CAN I DEDUCT?

         Unlike a Traditional IRA, contributions to an Education IRA may not be deducted. The Education IRA simply provides a vehicle in which savings for higher education costs may grow tax-free. When a withdrawal from the Education IRA is made, the entire amount--principal and earnings--comes out of the account tax-free, as long as your distribution is for qualified higher education expenses.

WHEN CAN CONTRIBUTIONS BE MADE?

       An Education IRA must be established and contributions made by the end of a calendar year. Unlike Traditional IRAs, contributions to an Education IRA may not be made by the due date for filing federal tax returns for that year.

INVESTMENT CHOICES

       Contributions to Northeast Investors Education IRAs must be invested in shares of Northeast Investors Trust or shares of Northeast Investors Growth Fund. Part of each contribution may be invested in each fund (subject to fund minimum investment rules).

       The Depositor makes the initial investment election on the Application when the account is opened. The Responsible Individual may subsequently direct the Custodian to exchange any or a specified portion of the Northeast Investors Trust shares in the Education IRA to Northeast Investors Grown Fund or vice versa.

       Investments or exchanges are subject to the $500 minimum investment requirement applicable to each fund. Before investing, the Depositor and/or the Responsible Individual should be sure to read the current prospectuses for Northeast Investors Trust and Northeast Investors Growth Fund to become familiar with the investment objectives and policies of each.

EXCESS CONTRIBUTIONS

         An "Excess Contribution" occurs in an Education IRA in the following ways: (i) when the $500 per Designated Beneficiary per year limit is exceeded (not including any rollover contribution amounts), (ii) when the Depositor exceeds his or her contribution limit based on modified AGI and filing status (as discussed above), or (iii) when contributions are made to a state prepaid tuition program in the same year that a contribution is made to an Education IRA on the Designated Beneficiary's behalf.

         If an Excess Contribution occurs, the Designated Beneficiary must pay an IRS penalty of 6% of the excess contribution. (The 6% penalty tax applies for each year that the Excess Contribution remains in the Education IRA.) The penalty tax can be avoided for a year if the excess is withdrawn on or before the due date (including any extensions) for filing the Federal income tax return for that year. To correct the Excess Contribution in this manner, the net earnings on the Excess Contribution must be withdrawn and included in income for the tax year for which the contribution was made. An Excess Contribution can also be corrected--and the 6% penalty possibly avoided--by contributing an amount out of the Education IRA into a qualified state tuition program in the same year in which the contribution was made.

         If an Excess Contribution is withdrawn after the tax return due date (including any extensions) for the year for which the contribution was made (or any subsequent year in which it continues), then the Designated Beneficiary will be subject to the 6% excise tax. Unless an exception applies, the amount of the excess--plus earnings--withdrawn will be included in the Designated Beneficiary's income and may also be subject to a 10% withdrawal penalty.

         Because of the various ways in which an Excess Contribution can occur, and because Education IRAs for a single Designated Beneficiary may be established by more than one Depositor, the Custodian can not and will not check whether any contribution will result in an Excess Contribution. The Responsible Individual must be responsible for checking with friends and family to determine whether contributions that have been made or are intended to be made will result in an Excess Contribution being made to a Designated Beneficiary's Education IRA.

WITHDRAWALS

         Amounts equal to the principal contributions contained in an Education IRA account are always available for withdrawal tax- and penalty-free.

         However, in order for the entire amount in the account--including earnings and growth--to be withdrawn tax free, the withdrawn amount must be used to cover the cost of qualified higher education expenses incurred in the same year as the withdrawal by the Designated Beneficiary while attending an eligible educational institution. Also, the amount of the withdrawal in a year must not exceed the qualified higher education expenses for that year.

         Qualified higher education expenses include amounts contributed to a qualified state tuition program, and expenses incurred for tuition, books, supplies, and equipment required for enrollment or attendance at an eligible educational institution. Qualified higher education expenses also include room and board--which is generally the school's posted room and board charge, or $2,500 per year for off-campus housing costs--for students attending school at least half-time.

         Most colleges, universities, vocational schools, or other post-secondary educational institutions are considered to be eligible educational institutions; check with the school attended to verify that it is an eligible educational institution as described in section 481 of the Higher Education Act of 1965.

         If the rules discussed above for a tax-free withdrawal are not satisfied, the Designated Beneficiary will have to pay an IRS penalty tax of 10% on the "premature withdrawal" in addition to regular income taxes on the amount withdrawn that is subject to taxation. However, the "premature withdrawal" penalty does not apply if:

o The withdrawal is paid to the Designated Beneficiary's estate within 30 days of his death;

o The withdrawal is paid on account of the Designated Beneficiary's disability; or

o The withdrawal equals or is less than the amount of a scholarship or other tax-free educational assistance the Designated Beneficiary receives.

         The Responsible Individual and not the Custodian is solely responsible for determining whether a withdrawal is being made for education expenses, and whether any taxes or penalties apply.

         If the taxable amount withdrawn exceeds the Designated Beneficiary's qualified higher education expenses in a year, the excess amount will be subject to taxation. The tax is calculated by first determining the ratio that the qualified higher education expenses bear to the actual withdrawal. The portion of the withdrawal that is potentially subject to taxation--the amount of earnings and growth--is then multiplied by that percentage amount. The resultant sum is the amount excludable from income. The remaining portion of the earnings and growth is taxable.

         Taxable amounts from an Education IRA are included as regular income and are not eligible for averaging treatment (currently available to certain lump sum distributions from qualified employer-sponsored retirement plans) or for taxable gains tax treatment.

Impact on Education Tax Credits

         None of the Designated Beneficiary's education expenses for a year may be claimed as the basis for a Hope Scholarship Credit or Lifetime Learning Credit if the Designated Beneficiary receives a tax-free distribution from an Education IRA in that same year.

         However, if the Designated Beneficiary waives the right to the tax-free status of the Education IRA withdrawal, and thus subjects the withdrawal to taxation, the Hope Scholarship Credit or Lifetime Learning Credit for education expenses may be claimed.

         Designated Beneficiaries and parents should consult with their tax advisors to determine whether they qualify for either credit and whether waiving the tax-free withdrawal of the Education IRA is advisable.


WHEN MUST WITHDRAWALS BE MADE?

         The entire account balance must be distributed from an Education IRA within 30 days of the Designated Beneficiary's 30th birthday. All earnings and growth will be reported as income, and will also be subject to the 10% penalty unless an exception applies (see above). To avoid incurring either tax or penalty, the Responsible Individual may (if the original Depositor elected to permit a change in Designated Beneficiary) change the Designated Beneficiary to, or may rollover or transfer the assets to an Education IRA maintained for the benefit of, a member of the Designated Beneficiary's family who is under age 30. (See Rollover Contributions, discussed at page 10, above.)

         The assets of the account must also be distributed to the Designated Beneficiary's estate within 30 days after his or her death.

         In the case of a Designated Beneficiary who reaches age 30 or dies, any amounts remaining in an Education IRA at the end of the 30-day period will be deemed to have been distributed. The earnings and growth will then be reported as income, and the 10% penalty may apply.

SOME THINGS TO AVOID

         Transactions between the Responsible Individual or the Designated Beneficiary and the Education IRA must be avoided since they are prohibited by Federal law. Specific "prohibited transactions" are listed in the Internal Revenue Code. They include borrowing from the Education IRA, selling or exchanging property with the Education IRA and similar transactions.

         If the Responsible Individual or Designated Beneficiary engages in a prohibited transaction, the Education IRA will lose its tax-exempt status. The taxable amount in the account will be treated as taxable income of the Designated Beneficiary in that year. In addition, the 10% penalty for premature withdrawals may apply.

         Similarly, if all or part of the Education IRA is used to secure a loan, the part so used that is attributable to earnings or growth will be treated as taxable income to the Designated Beneficiary in that year, and 10% penalty may apply.


CUSTODIAN FEE AND OTHER CHARGES

The Ten Dollar ($10) Annual Maintenance Fee

         Each year, a fee is charged to the account to cover the cost of the Education IRA custodian services provided by Investors Bank & Trust Company and other services. The amount of the fee may be changed by Northeast Management & Research Company, Inc. As a matter of convenience, we offer a choice of two ways to pay this fee:

         1. Automatic Deduction: Automatic deduction is the most convenient method. The $10 fee is automatically deducted from the Education IRA account in December, and the deduction will be reflected in the year-end statement.

         2. Payment by Check: If the appropriate box is checked on the Education IRA Application form, we will send the Designated Beneficiary a yearly invoice for this fee.

         The payment option selected on the Application form will remain the method of payment for the Education IRA annual maintenance fees in the future, unless the Responsible Individual notifies us in writing of a change. For example, if the fee is to be automatically deducted this year, we will not mail the Responsible Individual a notice requesting payment in the future. If payment by check is chosen, we will mail the Responsible Individual a reminder of payment due in each following year. If the Education IRA is terminated during a year, the Responsible Individual must pay that year's fee or else it will be deducted from the account.

         PLEASE TAKE NOTE:

         Any fees that are to be paid by check should be made payable and sent directly to:

         Northeast Management & Research Company, Inc.
         50 Congress Street, Suite 1000
         Boston, MA  02109-4096


Northeast Investors Trust

         The trustees of Northeast Investors Trust are entitled to receive an annual fee equal to 1/2 of 1% of the principal of the Trust, computed at the end of each quarter at the rate of 1/8 of 1% of the principal at the close of the quarter. For this purpose, the principal of the Trust is the total value of the Trust's investment portfolio and other assets, less all liabilities except accrued trustees' fees.

         The trustees of Northeast Investors Trust are entitled to charge a redemption fee of up to 1% of the net asset value of the shares redeemed. It is the present policy of the trustees not to charge such a fee, but this policy may be changed by the trustees without notice to the shareholders.

         For further information on the Trustees' annual fee and the redemption of shares, see the current Northeast Investors Trust prospectus.

Northeast Investors Growth Fund

         Northeast Investors Growth Fund has an Advisory and Service Contract with Northeast Management & Research Company, Inc. ("NMR") under which NMR provides investment advice and other services to the Fund. As its compensation under the contract, NMR receives a monthly fee calculated at an annual rate of 1% of the daily average net assets of the Fund up to and including $10,000,000, 3/4 of 1% of such daily average net assets above $10,000,000 up to and including $30,000,000 and 1/2 of 1% of such daily average net assets in excess of $30,000,000.

         Under the contract, NMR pays a portion of operating and bookkeeping expenses of the Fund. The Fund is required to pay its legal fees, auditing fees, cost of reports to shareholders and expense of shareholders' meetings, and certain other expenses.

         For more information on the contractual fees, and other expenses of the Fund, see the current prospectus relating to Northeast Investors Growth Fund.

GROWTH OF THE EDUCATION IRA ACCOUNT

         Dividends and any capital gains distributions on the shares of Northeast Investors Trust or Northeast Investors Growth Fund in an Education IRA account will be reinvested in additional shares and fractional shares.

         Shareholders of Northeast Investors Trust are entitled to receive dividends approximately equal to the net income of the Trust, plus other cash distributions as the Trustees may declare. Net income is the gross earnings of the Trust less expenses, and each share is entitled to receive a proportionate amount of a dividend or distribution.

         Shareholders of Northeast Investors Growth Fund receive income dividends equal to substantially all of the net investment income of the Fund, generally paid annually. In addition, shareholders receive an annual capital gains distribution equal to substantially all of the Fund's net realized capital gains (reduced by any available capital loss carry forwards). Each share receives a proportionate amount of any dividend or distribution.
         Because the net income of Northeast Investors Trust and or Northeast Investors Growth Fund may fluctuate from year to year, fixed dividends cannot be promised. Also, because the value of their investment portfolios may fluctuate, the amount available for distribution to you from your account cannot be projected or guaranteed.

         For further information on dividends and distributions, see the current Northeast Investors Trust prospectus or Northeast Investors Growth Fund prospectus.

STATE TAX RULES

         The tax rules discussed in this booklet are based on federal law. Tax treatment of Education IRAs under state law varies from state to state.

         Non-residents of Massachusetts are not liable for Massachusetts income tax on taxable amounts earned by or withdrawn from a Northeast Investors Education IRA. For advice on treatment of IRAs under the tax laws of Massachusetts or other states, consult your tax advisor or legal counsel.

IRS REPORTS AND RETURNS

         If an IRS penalty is owed due to an excess contribution, a non-qualified withdrawal, a withdrawal in excess of the amount needed to meet educational expenses, the failure to withdraw the account balance within 30 days of the attainment of age 30 or the Designated Beneficiary's estate within 30 days of death, the appropriate IRS reporting form must be filed with an individual tax return.

                               Northeast Investors
                                  Education IRA
                           CUSTODIAL ACCOUNT AGREEMENT

Article I.

  The Custodian may accept additional cash contributions. These contributions may be from the Depositor, or from any other individual, for the benefit of the Designated Beneficiary, provided the Designated Beneficiary has not attained the age of 18 as of the date such contributions are made. Total contributions that are not rollover contributions described in section 530(d)(5) are limited to a maximum amount of $500 for the taxable year.

Article II.

  The maximum aggregate contribution that an individual may make to the Custodial Account in any year may not exceed the $500 in total contributions that the Custodial Account can receive. In addition, the maximum aggregate contribution that an individual may make to the Custodial Account in any year is phased out for unmarried individuals who have modified adjusted gross income
(AGI) between $95,000 and $110,000 for the year of the contribution and for married individuals who file joint returns with modified AGI between $150,000 and $160,000 for the year for the contribution. Unmarried individuals with modified AGI above $110,000 for the year and married individuals who file joint returns and have modified AGI above $160,000 for the year may not make a contribution for that year. Modified AGI is defined in section 530(c)(2).




Article III.

  No part of the Custodial Account funds may be invested in life insurance contracts, nor may the assets of the Custodial Account be commingled with other property except in a common investment fund (within the meaning of section 530(b)(1)(D)).

Article IV.

1. Any balance to the credit of the Designated Beneficiary on the date on which such Designated Beneficiary attains age 30 shall be distributed to the Designated Beneficiary within 30 days of such date.

2. Any balance to the credit of the Designated Beneficiary shall be distributed to the estate of the Designated Beneficiary within 30 days of the date of such Designated Beneficiary's death.

Article V.

  The Depositor shall have the power to direct the Custodian regarding the investment of the above-listed amount assigned to the Custodial Account (including earnings thereon) in the investment choices offered by the Custodian. The Responsible Individual, however, shall have the power to redirect the Custodian regarding the investment of such amounts, as well as the power to direct the Custodian regarding the investment of all additional contributions (including earnings thereon) to the Custodial Account. In the event that the Responsible Individual does not direct the Custodian regarding the investment of additional contributions (including earnings thereon), the initial investment direction of the Depositor also will govern all additional contributions made to the Custodial Account until such time as the Responsible Individual otherwise directs the Custodian. Unless otherwise provided in this Agreement, the Responsible Individual also shall have the power to direct the Custodian regarding the administration, management, and distribution of the Account.

Article VI.

  The "Responsible Individual" named by the Depositor shall be a parent or guardian of the Designated Beneficiary. The Custodial Account shall have only one Responsible Individual at any time. If the Responsible Individual becomes incapacitated or dies while the Designated Beneficiary is a minor under state law, the successor Responsible Individual shall be the person named to succeed in that capacity by the preceding Responsible Individual in a witnessed writing or, if no successor is so named, the successor Responsible Individual shall be the Designated Beneficiary's other parent or successor guardian. At the time that the Designated Beneficiary attains the age of majority under state law, the Designated Beneficiary becomes the Responsible Individual. Unless otherwise directed by checking the option below, at the time the Designated Beneficiary attains the age of majority under state law, the Designated Beneficiary becomes the Responsible Individual.

  Option. (This provision is effective if checked): The Responsible Individual shall continue to serve as the Responsible Individual for the Custodial Account after the Designated Beneficiary attains the age of majority under state law and until such time as all assets have been distributed from the Custodial Account and the Custodial Account terminates. If the Responsible Individual becomes incapacitated or dies after the Designated Beneficiary reaches the age of majority under state law, the Responsible Individual shall be the Designated Beneficiary.

Article VII.

  The Responsible Individual ____ may or _____ may not change the Beneficiary designated under this Agreement to another member of the Designated Beneficiary's family described in section 529(e)(2) in accordance with the Custodian's procedures.

Article VIII.

1. The Depositor agrees to provide the Custodian with the information necessary for the Custodian to prepare any reports required under section 530(h).

2. The Custodian agrees to submit reports to the Internal Revenue Service and the Responsible Individual as prescribed by the Internal Revenue Service.

Article IX.

  Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through IV will be controlling. Any additional articles that are not consistent with section 530 and related regulations will be invalid.

Article X.

       This Agreement will be amended from time to time to comply with the provisions of the Code and related regulations. Other amendments may be made with the consent of the Depositor and the Custodian whose signatures appear on the Adoption Agreement.

Article XI

       1.    The following terms have the following meaning:

       The "Account" or "Custodial Account" is the account being established hereunder, according to the terms of this Custodial Account Agreement and the Application form ("Application").

      The "Depositor" is the individual whose name appears on the Application and who is establishing an education individual retirement account ("IRA") (under section 530 of the Internal Revenue Code ("Code")) for the benefit of the "Designated Beneficiary" identified on the Application to pay for the qualified higher education expenses (as defined in section 530(b)(2) of the Code) of such Designated Beneficiary. A Depositor who is not also a Designated Beneficiary must be at least the age of majority in his or her state of residence ("age of majority") to establish an Education IRA for the benefit of a Designated Beneficiary. However, any Depositor may establish an Education IRA for him- or herself irrespective of his or her age (in which case the Depositor and Designated Beneficiary are the same person), subject to the rules governing the age of a Designated Beneficiary (see below).

       The "Designated Beneficiary" is a living individual who is under age 18 for an annual contribution Education IRA Account and under age 30 for a rollover Education IRA Account and for whose benefit this Education IRA Account is being established.

       The "Responsible Individual" is a parent or guardian of the Designated Beneficiary. If the Designated Beneficiary identified in the Application has not yet reached the age of majority, the Responsible Individual must execute the Application and the Responsible Individual shall exercise all rights and responsibilities accorded to the Designated Beneficiary in this Custodial Account Agreement, the Disclosure Statement, and any and all forms or other documents related to this Account. Only one parent or guardian may serve as Responsible Individual (and sign the Application) for any Education IRA Account.

       2. The amount of each contribution credited to this Education individual retirement custodial account shall (except to the extent applied to pay fees or other charges under Section 9 below) be applied to purchase full and fractional shares of Northeast Investors Trust or Northeast Investors Growth Fund (provided always that such shares may legally be offered for sale in the state of the Designated Beneficiary's residence) in accordance with instructions initially given by the Depositor in accordance with Section 4, or subsequently by the Responsible Individual, in accordance with Section 5 below. The Custodian (or Northeast Management & Research company, Inc. ("NMR") acting as agent for the Custodian under Section 18 of this Article XI) may retain the Depositor's initial deposit for a period of up to ten days after receipt thereof, without liability for interest or for loss of earnings or appreciation, and may invest the initial deposit at the end of such period. The Depositor may revoke the account by written notice to the Custodian received by the Custodian within seven calendar days after the Depositor establishes the account. Upon revocation, the amount of the Depositor's initial deposit will be returned to him.

             After the Depositor has made the initial deposit and indicated the initial investment elections, the rights to, and responsibilities for, the Account shall inure irrevocably to the Designated Beneficiary, and the Depositor shall have no further rights or responsibilities to or for the Account, except to the extent the Depositor exercises the revocation rights described above, or except in those cases when the Depositor and the Designated Beneficiary or Responsible Individual are the same person.

       3. All dividends and capital gains or other distributions received on the shares of Northeast Investors Trust held in the Account shall be retained in the Account and (unless received in additional shares) shall be reinvested in full and fractional shares of Northeast Investors Trust. Similarly, all dividends and capital gains or other distributions received on the shares of Northeast Investors Growth Fund held in the Account shall be retained in the Account and (unless received in additional shares) shall be reinvested in full and fractional shares of Northeast Investors Growth Fund.

       4. For the original contribution, the Depositor shall initially designate the portion that will be invested in shares of Northeast Investors Trust and the portion that will be invested in shares of Northeast Investors Growth Fund. A contribution may be initially invested entirely in Northeast Investors Trust, entirely in Northeast Investors Growth Fund, or partly in each fund. However, all investment directions (including those under this Section 4 or under Section
5) will be subject to the minimum initial or additional investment and minimum balance requirements of the funds.

       The Depositor shall make such designation on the Application or other written notice acceptable to the Custodian. If any such designation or other investment instructions are, in the opinion of the Custodian, ambiguous or incomplete, the Custodian may hold such amount uninvested (without crediting any interest thereon) until the designation or other investment instructions have been clarified or completed to the Custodian's satisfaction, and neither the Custodian nor any other party will have any liability for loss of interest, earnings or investment gains during such period.

       5. After the Depositor has made the initial investment election, the Responsible Individual may at any time direct the Custodian to redeem all or a specified portion of the Northeast Investors Trust shares in the Account and to invest the redemption proceeds in shares and fractional shares of Northeast Investors Growth Fund, or to redeem all or a portion of the Northeast Investors Growth Fund shares in the Account and to invest the redemption proceeds in shares and fractional shares of Northeast Investors Trust.

       The Responsible Individual shall give such directions on an Investment Instructions Form or other written notice acceptable to the Custodian, and the Custodian will process such directions as soon as practicable after receipt thereof. If any such directions are, in the opinion of the Custodian, ambiguous or incomplete, the Custodian may refrain from acting thereon until the directions have been clarified or completed to the Custodian's satisfaction, and neither the Custodian nor any other party will have any liability for loss of earnings or investment gains during such period.

  6. An Account is established by the Depositor for the benefit of a Designated Beneficiary. When the Account is established, the Depositor must also indicate who the Responsible Individual shall be for the Account. The Responsible Individual shall sign the Application and will be responsible for administering and maintaining the Account on behalf of the Designated Beneficiary. Any instance in which this Custodial Account Agreement, the Disclosure Statement, the Application or any other form or document related to the Account refers to a right or responsibility of a Designated Beneficiary should be understood to be exercised by the Responsible Individual.

           If the Depositor so elects on the Application, the Responsible Individual shall continue to control the Account for the Designated Beneficiary, irrespective of the Designated Beneficiary's age. If the Depositor does not make such an election on the Application, the Custodian shall deem the Depositor to have specified that the Designated Beneficiary shall, upon reaching the age of majority as recognized by the laws of his or her state of residence ("age of majority") and so notifying the Custodian (along with such documentation as the Custodian may require), assume sole responsibility for maintaining and administering the Account. The Designated Beneficiary shall thereupon become the Responsible Individual for the Account and the Custodian shall deal exclusively with the Designated Beneficiary as the Responsible Individual controlling the administration of the Account.

           Note: If no written notice is provided to the Custodian upon the attainment of the age of majority by the Designated Beneficiary, the Custodian shall have no obligation to acknowledge the Designated Beneficiary's right to exercise such powers and authority.


      7. The Responsible Individual may--using such forms and providing such documentation as the Custodian may require--name a new Designated Beneficiary for the Account if the Depositor has elected on the Application to permit the Responsible Individual to exercise such right. The Responsible Individual shall not be permitted to change the initial Designated Beneficiary if the Depositor elects not to permit the Responsible Individual to have this power. If the Depositor has made no specific election in the Application, the Depositor is deemed to have specified that the Responsible Individual may name a new designated beneficiary for the Account.

           Any new Designated Beneficiary must be under age 30 and a member of the family of the original Designated Beneficiary within the meaning of Code
Section 529(e)(2).

             8. The Custodian shall initially provide to the Depositor and Responsible Individual all applicable prospectuses, financial statements and such other information relating to the Northeast Investors Trust or Northeast Investors Growth Fund and the Depositor shall determine the initial investment elections. Subsequently, the Custodian shall forward to the Responsible Individual any notices, prospectuses, reports to shareholders, financial statements, proxies and proxy soliciting materials, relating to the shares of the Northeast Investors Trust or Northeast Investors Growth Fund in the Account. The Custodian shall not vote any of the shares of Northeast Investors Trust or Northeast Investors Growth Fund held in the Account except in accordance with the written instructions of the Responsible Individual.

       9. The Custodian's fees for performing its duties hereunder shall be such reasonable amounts as shall be agreed to from time to time by the Custodian and NMR. Such fees, any taxes of any kind and any liabilities with respect to the account, and any and all expenses reasonably incurred by the Custodian shall, if not paid by the Depositor or Responsible Individual, as the case may be, be paid from the Account.

       10. The Custodian shall make distributions from the Account at such times and in such manner as the Responsible Individual directs in writing, subject to the requirements of the preceding Articles of this Agreement. The entire Account balance must be distributed within 30 days of the Designated Beneficiary's 30th birthday, or within 30 days of his or her death. Any amounts not distributed by the end of the 30-day period will be deemed distributed and taxable as income.


       11. The Responsible Individual shall be solely responsible to determine whether any contribution to the Account shall result in an excess contribution being made to the Account, the time, amount and manner of payment of distributions from the Account, and the taxability of any distributions from the Account. NMR and the Custodian shall be fully protected in following the written direction of the Responsible Individual with respect to the time, amount and manner of payment of such distributions, or in not acting in the absence of such direction.

         If the Responsible Individual does not direct the Custodian to make distributions from the Account by the time that such distributions are required to commence in accordance with the preceding Articles of this Agreement, the Custodian (and NMR) shall cause the Account balance to be distributed to the Designated Beneficiary or his estate, as the case may be, and the Custodian and NMR shall be fully protected in so doing; any such distribution may be effected by reregistering the shares of Northeast Investors Trust or Northeast Investors Growth Fund in the Account in the name of the Designated Beneficiary or his estate. Alternatively, if permitted or required by Internal Revenue Service regulations or rulings, the Custodian may deem the Account to have been distributed when required and to file IRS reporting forms accordingly without physically distributing the assets in the Account. NMR and the Custodian shall not be liable for any taxes, penalties, liabilities or other costs to the Depositor, the Designated Beneficiary or any other person resulting from contributions to or distributions from the Account. Any purchase, exchange, transfer or redemption of shares of a fund for or from the Account will be subject to any applicable sales or redemption charge as described in the applicable prospectus.

       If in the judgment of the Custodian or NMR there is any ambiguity or dispute about the application of this Agreement in any particular circumstances, or about the entitlement of any person to any distribution from the Account, NMR and the Custodian may refrain from taking any action until such ambiguity or dispute has been resolved to the satisfaction of NMR and/or the Custodian (whether by a settlement of the parties involved, court order or otherwise), and neither the Custodian, NMR, Northeast Investors Trust, nor Northeast Investors Growth Fund will have any responsibility or liability for loss of earnings or investment gains or otherwise as a consequence of such delay.

       12. NMR, Northeast Investors Trust, Northeast Investors Growth Fund, and the Custodian shall not be responsible for any loss or diminution in the value of the Account arising out of the Depositor's establishment of a Northeast Investors Education Individual Retirement Account or arising out of any investment instructions of the Depositor or Responsible Individual, as the case may be, whether relating to the portion of contributions invested in Northeast Investors Trust and in Northeast Investors Growth Fund, or relating to the redemption of shares of one fund and investment of the redemption proceeds in shares of the other, or arising out of any delay in carrying out any investment direction received from the Depositor or the Responsible Individual.

       13. Whenever the Depositor, Responsible Individual or Designated Beneficiary is responsible for any direction, notice, representation or instruction under this Agreement, NMR and the Custodian shall be entitled to assume the truth of any statement made by the Depositor, Responsible Individual or Designated Beneficiary in connection therewith, and shall be under no duty of further inquiry with respect thereto, and shall have no liability with respect to any action taken in reliance upon such statement. Any communication from the Depositor, Responsible Individual or Designated Beneficiary, which under this Agreement is to be in writing may in the discretion of NMR be made by telephone or other electronic means (subject to such rules and requirements as NMR may impose).

       14. This Agreement (and the Custodial Account) shall terminate upon the complete distribution of the Account to the Designated Beneficiary, the Designated Beneficiary's estate or a successor education individual retirement account. The Custodian shall have the right to terminate this Account upon 90 days' notice to the Responsible Individual. In such event, upon expiration of such 90 day period, the Custodian shall distribute the amount in the Account to the Designated Beneficiary, or, if he is then dead, to the Designated Beneficiary's estate.

       15. The Custodian may resign at any time upon 90 days' notice in writing to NMR and may be removed by NMR at any time upon 90 days' notice in writing to the Custodian. By agreement between them, the Custodian and NMR may waive or accelerate the notice period. Upon such resignation or removal, NMR shall appoint a successor Custodian which satisfies the requirements of the Internal Revenue Code, and the Responsible Individual is deemed to have consented to such appointment.

       16. Upon receipt by the Custodian of written notice of appointment of a successor Custodian and or written acceptance of such appointment by the successor, the Custodian shall transfer to such successor the assets of the account and all records pertaining thereto. The Custodian may reserve such sum of money as it deems advisable for payment of its fees, taxes, costs, expenses or liabilities with respect to the account, with the balance (if any) of such reserve remaining after the payment of all such items to be paid over to the successor Custodian. The successor Custodian shall hold the assets paid over to it under this Agreement (or under terms similar to those of this Agreement that satisfy the requirements of Section 530 of the Internal Revenue Code).

       17. If, within 60 days after the Custodian's resignation or removal, NMR has not appointed a successor Custodian which has accepted such appointment, the Custodian shall appoint such successor unless it elects to terminate the custodial account pursuant to Section 14 of this Article XI.

       18. The Custodian may employ or designate NMR or one or more other parties to serve as contractors or agents to perform certain of its duties hereunder. At any time when the Custodian has designated NMR (or another party) to serve as its agent hereunder, reference in any provision of this Article XI to the Custodian will be deemed a reference to the agent designated to perform the particular duty.

       19. Any notice sent from the Custodian to the Depositor or Responsible Individual shall be effective if sent by mail to him or them at his or their last address(es) of record as provided to the Custodian.

       20. Any distribution from the Account may be mailed, first-class postage prepaid, to the last known address of the person who is to receive such distribution, as shown on the Custodian's records, and such distribution shall to the extent of the amount thereof completely discharge the Custodian's liability for such payment.

       21. NMR may amend this Agreement from time to time, and shall give written notice of any such amendment to the Responsible Individual within 30 days after the date the amendment is adopted or becomes effective, whichever is later. The Depositor, the Responsible Individual and the Designated Beneficiary hereby expressly delegate authority to NMR to amend the provisions of this Agreement and hereby consent to any such amendment.

       22. This Agreement shall be construed, administered and enforced according to the laws of Massachusetts.

       23. The Depositor and Responsible Individual, and each of them, hereby acknowledge that they have received and read the current Northeast Investors Trust prospectus, the current Northeast Investors Growth Fund prospectus and the Northeast Investors Education Individual Retirement Account Disclosure Statement.

       24. The term "Custodian" refers to the person serving as the Custodian of the education individual retirement account established hereby.

       25. Articles I through X of this Agreement are in the form promulgated by the Internal Revenue Service as Form 5305-EA. It is anticipated that, if and when the Internal Revenue Service promulgates changes to Form 5305-EA, NMR will adopt such changes as an amendment to this Agreement. Pending the adoption of any amendment necessary or desirable to conform this Agreement to the requirements of any amendment to the Internal Revenue Code or regulations or rulings thereunder, the Custodian and NMR may operate the Account in accordance with such requirements to the extent that the Custodian and/or NMR deem necessary to preserve the tax benefits of the Account.

         26. The Depositor and Responsible Individual, as the case may be, represent that the amount contributed to this Education IRA will not constitute an "excess contribution" under Section 4973 of the Internal Revenue Code and that the Designated Beneficiary is under age 18 in the case of an annual contribution Education IRA, and, in the case of a rollover, transfer or change of Designated Beneficiary that the Designated Beneficiary is under age 30 at the time of the distribution or at the time the change is made and (if applicable) a member of the Designated Beneficiary's family (as defined in Section 529(e)(2) of the Internal Revenue Code), and agree that this individual retirement custodial account is subject to acceptance by Northeast Investors Trust and/or Northeast Investors Growth Fund and to the terms of their respective prospectuses.

NORTHEAST INVESTORS                      Direct Transfer to Education IRA  Form



PART 1:  INSTRUCTIONS

To transfer amounts in an existing Education IRA with another custodian or trustee, complete this form and send it to Northeast Management & Research Company, Inc. If the transfer is to a new Northeast Investors Education, please complete, sign and enclose a Northeast Investors Education IRA Application Form.

PART 2:  IDENTIFY EXISTING EDUCATION IRA ACCOUNT


Name of Current Trustee/Custodian


Address


City                 State             Zip


Name of Contact Person


Telephone Number


Name of Existing Education IRA Account's Designated Beneficiary


Account Number


Name of Existing Education IRA Account's Responsible Individual


Responsible Individual's Address

City                 State             Zip

Responsible Individual's Telephone Number

PART 3:  INSTRUCTIONS TO CURRENT TRUSTEE/CUSTODIAN

Please transfer the following amount from the Education IRA established for the benefit of the Designated Beneficiary identified in Part 2 (payee and address directions are at the bottom of this form):

      Liquidate all assets and transfer the proceeds.

      Transfer $           .
                -----------
      Liquidate             shares and transfer the proceeds.
                -----------



PART 4:  NORTHEAST INVESTORS
EDUCATION IRA ACCOUNT
INFORMATION

The name of the Designated Beneficiary for the new Northeast Investors Education IRA is: _______________________________.


Social Security Number

To transfer accounts to an existing Education IRA with Northeast Investors, please indicate the account number: .

PART 5:  CERTIFICATION AND SIGNATURE

The undersigned certifies that the Designated Beneficiary of the Northeast Investors Education IRA is under age 30 and a family member (as defined in Code
Section 529(e)(2)) of the Designated Beneficiary of the transferring Education IRA.


Signature of Responsible Individual
(of existing Education IRA)


Date
(Please ask your present trustee or Custodian if a signature guarantee is required.) If required, the following signature guarantee should be completed. Your signature may be guaranteed by a Bank, a member of a stock exchange, or other eligible guarantor. Notarizations are not acceptable.

-------------------------------------
Name of Bank or Firm

-------------------------------------
Signature of Authorized Officer or Signatory

---------------------------------------
Print name of Officer or other Authorized Signatory and Title

                         (Below Line for Bank Use Only)


Investors Bank & Trust Company, as (successor) Custodian of the Education IRA account established for the benefit of the Designated Beneficiary identified in
Part 4 above, requests the direct transfer of assets as indicated above. The Northeast Investors Education IRA meets the requirements of Code Section 530 and is qualified to received the transfer requested above.

                                   Investors Bank & Trust Company
                                    Custodian



Date:                                                         By:

To Current Trustee/Custodian: Please return a copy of this form with your response. Make checks payable to Northeast Management & Research Co., Inc. Address for checks, forms, etc. Northeast Management & Research Co., Inc.,
50 Congress Street-Suite 1000, Boston, MA 02109-4096. If you have any questions please call 617-523-3588 or 1-800-225-6704.

NORTHEAST INVESTORS EDUCATION IRA APPLICATION FORM



1.       Account Registration

         Designated Beneficiary


         Name (First, Middle, Last)


         Social Security Number                  Date of Birth

         Daytime Telephone Number


         Street Address                       City       State               Zip


         Responsible Individual

           Same as Designated Beneficiary (Do not complete this section.)

           Parent or Guardian:

                                                Mother     Father     Guardian
         ----------------------------------------
         Name (First, Middle, Last)       Relationship to Designated Beneficiary
         (Check One.  Provide proof of guardianship, if applicable.)


         Social Security Number                     Daytime Telephone Number


         Street Address           City             State                     Zip

         Depositor


         Name (First, Middle, Last)


         Social Security Number                  Date of Birth

         Daytime Telephone Number


         Street Address            City                 State               Zip

2.       Type and Amount of Investment

         Please indicate the type of Education IRA contribution being made by checking the correct box and by writing the amount of the contribution which should be invested in a particular investment. Note: the Depositor makes the initial investment election; subsequent changes are made by the Responsible Individual. All contribution checks should be made payable to Northeast Management & Research Company, Inc. The minimum initial investment is $500 per Fund.

                                                                   Northeast            Northeast Investors
                                                                   Investors Trust      Growth Fund
         Annual Contribution
         Education IRA Annual Contribution:                        $___________         $______________
         ($500 maximum contribution per year.)
         Rollover From Education IRA.
         Rollover within 60 days after withdrawing from prior Education IRA. No other rollover completed within last 12 months. Designated Beneficiary is under 30 and is either the same person as or a family member (as defined by Section 529(e)(2) of the Internal Revenue $___________
         $______________ Code) of the designated beneficiary of the prior
         Education IRA.
         Transfer of Education IRA Account.  (Complete, sign,
         and enclose the Direct Transfer to Education IRA Form.)
                                                                   $-----------         $--------------

3.       Change Designated Beneficiary.

         Change the Designated Beneficiary of the existing Northeast Investors Education IRA. The existing Education IRA account number is _________________. The new Designated Beneficiary is the person specified in Part 1 of this Application Form. (Note: Available only if existing Education IRA permits change of Designated Beneficiary. New Designated Beneficiary must be a family member, as defined in Code
         Section 529(e)(2), of the prior Designated Beneficiary.)

4.   Custodian Fee
         Check here if the $10.00 custodial fee is enclosed. If checked, annual maintenance fees for future years will be billed to the Designated Beneficiary. If not checked, the fee will automatically be deducted from the account at year end.

5.       ACCOUNT OPTIONS.  (Depositor should check one or both if desired).

         CONTROL OF ACCOUNT. Check this box to provide that the Responsible Individual named in Section 1 will continue to serve as the "Responsible Individual" with power to control the investments and administration of the Account even after the Designated Beneficiary has attained the age of majority. If this box is not checked, upon obtaining the age of majority, the Designated Beneficiary may notify the Custodian that the Designated Beneficiary is assuming the power to control the investments and to administration of the Account. (If the box is checked, Responsible Individual's control shall terminate only after all of the assets of the Custodial Account have been distributed and the Account terminates. Note: If the Responsible Individual dies or becomes incapacitated after the Designated Beneficiary reaches the age of majority, then the Designated Beneficiary shall become the Responsible Individual.)

         NOTE: LEAVE THIS BOX BLANK IF YOU WANT THE DESIGNATED BENEFICIARY TO
               HAVE THE RIGHT TO ASSUME CONTROL OF THE ACCOUNT UPON REACHING THE AGE OF MAJORITY.

         POWER TO CHANGE DESIGNATED BENEFICIARY. Check this box to provide that the Responsible Individual MAY NOT change the beneficiary designated for this Custodial Account to another member of the original Designated Beneficiary's family. Otherwise, the Responsible Individual will have the power to change the beneficiary to another member of the original Designated Beneficiary's family.

         NOTE: LEAVE THIS BOX BLANK IF YOU WANT THE RESPONSIBLE INDIVIDUAL TO
               HAVE THE POWER TO CHANGE THE DESIGNATED BENEFICIARY FOR THE ACCOUNT.

6.       SIGNATURES AND CERTIFICATIONS.
         The undersigned hereby establish with the Custodian this Northeast Investors Education Individual Retirement Account, (the "Account"). We agree that the Account will be governed by the terms of this Application and the Northeast Investors Education IRA Custodial Agreement (which is incorporated by reference). The Account established hereunder is designated as an Education IRA under Internal Revenue Code Section 530 for the benefit of the Designated Beneficiary identified in Section 1 above. Once the Custodian acknowledges receipt of this Application, it shall be deemed accepted, and therefore effective, as of the date signed.

         We have received and read the Northeast Investors Education IRA Disclosure Statement and the prospectus(es) of the fund(s) selected. We certify under penalties of perjury that the Social Security numbers provided above are correct, and that the other information provided in this Application is correct.

         Further, the undersigned certify that: in the case of an annual contributions Education IRA, the Designated Beneficiary is less than 18 years old, and contributions made on the Designated Beneficiary's behalf to this and all other Education IRAs in a single tax year do not exceed $500; in the case of a Rollover Education IRA, the Designated Beneficiary is less than 30 years old, and all assets transferred are the same assets received in a distribution being rolled over, no rollover into any Education IRA has been made within the one year period immediately preceding this rollover, and the distribution being rolled over was received within 60 days of making this rollover. The Designated Beneficiary identified in Section 1 above is either the person for whom the prior Education IRA was established or a family member of such person (within the meaning of Internal Revenue Code section 529(e)(2)). The Depositor certifies that he or she is at least the age of majority in his or her state of residence (not applicable if Depositor and Designated Beneficiary are the same person), acknowledges receipt of the Custodial Account Agreement and Disclosure Statement at least seven (7) days before the date of signature (as indicated below), and acknowledges that no further right of revocation exists.


Responsible Individual's Signature  Date


Depositor's Signature                                                  Date


                                    NORTHEAST
                                    INVESTORS
                                   TRADITIONAL
                                       IRA
                               50 Congress Street
                                   Suite 1000
                        Boston, Massachusetts 02109-4096
                             Telephone: 617-523-3588
                                  800-225-6704

                                TABLE OF CONTENTS


                                                             Page

HOW TO OPEN A TRADITIONAL IRA ...........................      4
INFORMATION ABOUT A NORTHEAST INVESTORS IRA .............      6
Briefly, what is an IRA? ...............................       6
Revocation .............................................       6
Three Important Points .................................       6
Investments ............................................       7
WHO MAY ESTABLISH A TRADITIONAL IRA? ....................      7
Individual Traditional IRA .............................       7
Spousal Traditional IRAs ...............................       7
Traditional IRAs for Divorced Individuals ..............       7
HOW MUCH CAN I CONTRIBUTE? .............................       7
HOW MUCH CAN I DEDUCT? ..................................      8
ACTIVE PARTICIPANT .....................................       8
DEDUCTION LIMITS .......................................       8
NON-DEDUCTIBLE CONTRIBUTIONS ...........................       9
WHEN CAN I MAKE CONTRIBUTIONS? ..........................      9
INVESTMENT CHOICES ......................................     10
EXCESS CONTRIBUTIONS ....................................     10
TAXATION OF WITHDRAWALS .................................     10
WHEN CAN I MAKE WITHDRAWALS? ............................     11
WHEN MUST I MAKE WITHDRAWALS? ...........................     12
HOW TO MAKE WITHDRAWALS .................................     13
DEATH BENEFITS ..........................................     13
TAX-FREE ROLLOVERS: ANOTHER ADVANTAGE ...................     13
 IRA-to-IRA Rollover ....................................     14
 Rollovers From Qualified Plan or 403(b) ................     14
 Rollovers by a Surviving Spouse ........................     15
SOME THINGS TO AVOID ....................................     15
CUSTODIAN FEE AND OTHER CHARGES .........................     15
 The Ten Dollar ($10.00) Annual Maintenance Fee .........     15
 Tax Withholding Fee ($10.00) ...........................     16
NORTHEAST INVESTORS TRUST ...............................     16
NORTHEAST INVESTORS GROWTH FUND .........................     16
GROWTH OF YOUR ACCOUNT ..................................     16
STATE TAX RULES .........................................     17
IRS REPORTS AND RETURNS .................................     17
TRADITIONAL IRA DEDUCTION WORKSHEET .....................     17
NORTHEAST INVESTORS TRADITIONAL IRA CUSTODIAL
  AGREEMENT .............................................     18
NORTHEAST INVESTORS TRADITIONAL IRA TRANSFER/
  DIRECT ROLLOVER OF CURRENT RETIREMENT ASSETS
  FORM ..................................................     23
NORTHEAST INVESTORS TRADITIONAL IRA APPLICATION
  FORM ..................................................     25
NORTHEAST INVESTORS UNIVERSAL IRA WITHDRAWAL
   AUTHORIZATION FORM ...................................     29

TRADITIONAL IRA

THIS BOOKLET DESCRIBES THE NORTHEAST INVESTORS TRADITIONAL IRA. TRADITIONAL IRAS
 HAVE BEEN AVAILABLE SINCE 1975. THE BOOKLET DOES NOT DESCRIBE THE NEW ROTH IRA, A NEW KIND OF IRA THAT BECAME AVAILABLE STARTING JANUARY 1, 1998.
     The main difference between a Traditional IRA and a Roth IRA is as follows. With a Traditional IRA, contributions may be deductible on your federal income tax return. Later, withdrawals are taxable (except for previous non-deductible contributions). Contributions to a Roth IRA are never deductible, but withdrawals that meet certain requirements are not included in your taxable income. Another difference is that contributions to a Traditional IRA may not be made after age 70-1/2, but contributions to a Roth IRA may continue after that age. Also, Traditional IRAs are subject to required distribution rules starting at age 70-1/2, but these rules do not apply to Roth IRAs during the lifetime of the IRA owner.
     The different features of Traditional IRAs and Roth IRAs may make one or the other better for you. Consult your own tax or financial advisor for more information. If you would like materials for a Roth IRA, please call us at 1-800-225-6704, or write to us at the address on this booklet.
     Finally, this booklet also does not cover SIMPLE IRAs. These are IRAs that operate in connection with an Employer SIMPLE IRA plan. Northeast Investors has materials to start a SIMPLE IRA for use in connection with an Employer SIMPLE IRA plan. Please call or write to us if you would like copies of these materials. If you own a business or you would like to provide information to your Employer about SIMPLE IRAs, we have information for Employers as well.

HOW TO OPEN A TRADITIONAL IRA
1. To open a Northeast Investors Traditional IRA, please complete and sign the enclosed Traditional IRA Application form, and the Transfer/Direct Rollover of Current Retirement Assets form, if applicable. Please make sure that sections 1 through 3 of the Application are completed, and that you sign in section 4. 2. Send the signed Traditional IRA Application along with a check for your initial contribution made payable to Northeast Management & Research Co., Inc. or the Transfer/Direct Rollover of Current Retirement Assets form if applicable.
     A minimum of $500.00 is required to open your IRA. Anytime thereafter you may make contributions of any amount to your Northeast Investors Traditional IRA as long as you do not exceed the limits on contributions. You may continue to make contributions to a Traditional IRA until you reach the age of 70-1/2. For further information regarding the eligibility and deduction rules, please see pages 7-9.

HOW TO OPEN A ROLLOVER TRADITIONAL IRA
1. You may establish a Northeast Investors Traditional IRA to receive a direct rollover of an eligible rollover distribution from your account in an employer plan or 403(b) arrangement (for employees of certain tax-exempt employers). A direct rollover is the only way to avoid 20% income tax withholding on most distributions from such plans.
     A rollover from another Traditional IRA or, in some instances from a SIMPLE IRA (but not a Roth IRA), may also be available. For a rollover, complete the IRA Application and the Transfer/Direct Rollover of Current Retirement Assets form. Send the completed forms to Northeast Management & Research Co., Inc.

HOW TO OPEN A SPOUSAL IRA
1. For a spousal Traditional IRA, your spouse must complete an IRA Application (sections 1 through 4) and a Transfer/Direct Rollover of Current Retirement Assets Form if applicable. Your spouse may open a spousal IRA if your spouse has less compensation or earned income than you. You may be eligible for a deduction of up to a combined maximum of $4,000.00. For further information regarding spousal Traditional IRAs, please see page 7.

HOW TO OPEN A SEP-IRA
1. To open an IRA that is part of a Simplified Employee Pension (SEP) Plan maintained by your employer, you must complete the Traditional IRA Application. Please indicate in section 2 of the Application that your account is to be registered as a SEP-IRA. You may also transfer assets from an existing custodian into a new Northeast Investors SEP-IRA.
2. In addition, the employer should complete Form 5305-SEP (available from the IRS or Northeast Investors). This form is completed and kept by the employer to establish a SEP. Attach a copy of Form 5305-SEP with your application; do not send a copy to the IRS.
3. Your employer can contribute as much as 15% of your calendar-year compensation (up to $24,000--this amount will be indexed to inflation in future years, but will not exceed $30,000) to your SEP-IRA. The initial contribution required to open a SEP-IRA is $500.00. Make checks payable to Northeast Management & Research Co., Inc. Do Not use this kit for an IRA that is part of an employer SIMPLE IRA program. Northeast Investors has separate materials for SIMPLE IRA plans and employee IRAs that are part of a SIMPLE IRA plan.

CUSTODIAN FEE
1. The custodian fee is a $10.00 IRA maintenance fee charged annually. This applies to each IRA you maintain. For further information regarding the $10.00

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



maintenance fee, please see page 15. The annual maintenance fee will automatically be charged to your IRA account. (However, if you want to be billed for the annual maintenance fee and pay by check, please check the appropriate box on the Traditional IRA Application.)

WITHDRAWALS
1. A Withdrawal Authorization Form is enclosed in this booklet and additional forms may be requested from Northeast Investors. For methods of withdrawal refer to the withdrawal form. You generally must be at least age 59-1/2 to take a withdrawal without penalty.

2. If you are not 59-1/2, you are generally subject to a 10% IRS penalty (in addition to regular income taxes) unless the withdrawal is for a rollover or a direct transfer to another IRA, or an exception applies (see page 11).

IN SUMMARY, PLEASE SEND THE FOLLOWING:
1.    The Traditional  IRA  Application  with sections 1 through 3 completed and section 4 signed.
2. For regular or spousal Traditional IRAs (but not for transfer or direct rollover Traditional IRAs), a check in the amount of your initial contribution, made payable to Northeast Management & Research Company, Inc.

       SEND ALL COMPLETED FORMS, CHECKS AND ANY OTHER CORRESPONDENCE TO:
                   Northeast Management & Research Co., Inc.
                         50 Congress Street, Suite 1000
                              Boston, MA 02109-4096

                     INFORMATION ABOUT A NORTHEAST INVESTORS
                                 TRADITIONAL IRA

Briefly, what is a Traditional IRA?
     A Northeast Investors Traditional Individual Retirement Account ("IRA") is a convenient, tax-deferred method of saving for retirement. It is called a "Traditional IRA" to distinguish it from new Roth IRAs and SIMPLE IRAs (which are not described in this booklet).
     Everyone who receives compensation or earned income and who is under age 70-1/2 can have a Traditional IRA, including participants in an employer-sponsored retirement, 401(k) or profit-sharing plan, or a SIMPLE IRA plan maintained by the employer.
     However, under the tax laws, if you (or, in certain cases of high income couples, your spouse) are an active participant in such a plan and your income exceeds a certain level, all or part of your IRA contribution may not be tax-deductible.
     You can contribute up to $2,000 per year (or your total compensation or earned income if less) to your Northeast Investors Traditional IRA. Your contributions are invested in shares of Northeast Investors Trust or Northeast Investors Growth Fund, as you decide. You can invest a portion of each contribution in each fund, and you can exchange investments from one fund to the other.
     The dividends on the shares in your IRA are exempt from federal income tax until you begin to make withdrawals. You may make withdrawals from your Traditional IRA at any time, but you may have to pay a penalty tax on withdrawals before age 59-1/2. Withdrawals are taxed as ordinary income when you receive them (except for amounts considered a withdrawal of prior nondeductible contributions). If you wait until after retirement to make withdrawals, you may be in a lower income tax bracket or have a greater number of exemptions.
     A Traditional IRA must meet certain requirements of the Internal Revenue Code. The agreement establishing the Traditional IRA must provide that the custodian is a bank, that contributions will be in cash, and that the assets in the account will be distributed beginning not later than April 1 of the year following the year in which you reach age 70-1/2. The Northeast Investors Traditional Individual Retirement Account Custodial Agreement uses the same language as the IRS model Custodial Agreement, Form 5305-A; the Agreement is designed to meet the requirements so that your Traditional IRA will receive the favorable federal income tax treatment provided by law.

Revocation
     You may revoke your Traditional IRA within seven calendar days after Northeast Management & Research Company receives your IRA Application establishing your IRA. The amount of your deposit will be returned to you without penalty, administrative charge or adjustment for dividends or investment gains or losses.
     To revoke your account, mail or deliver a written notice to Northeast Management & Research Company, Inc., 50 Congress Street-Suite 1000, Boston, Massachusetts 02109-4096. If you have any questions, call 617-523-3588 or 1-800-225-6704.

Three Important Points
     First, this booklet summarizes the federal tax treatment of Northeast Investors Traditional IRAs. State taxes on Traditional IRAs may vary from federal taxes. A further word on this can be found on page 17. Second, If you are uncertain about whether you are eligible for a Northeast

Investors Traditional IRA, or about when or how much you should contribute to or withdraw from your IRA, consult your tax advisor or the Internal Revenue Service. This booklet outlines the main rules, but no summary can describe all the rules that could apply in your individual case. Northeast Investors has no responsibility for determining your eligibility for a Traditional IRA, the tax deductibility of your contributions, or the proper time or amount of any contribution or withdrawal.
     Third, the Internal Revenue Services has promulgated the language of Articles I-VII of Northeast Investors Traditional IRA Custodial Agreement to set forth the terms or conditions which must be contained in a Traditional IRA agreement. This use of the IRS-approved language does not mean that the IRS approves the merits of investing in a Northeast Investors Traditional IRA.
     If you have any questions about your Traditional IRA, you can obtain further information at any district office of the Internal Revenue Service.

Investments
     Your contributions will be invested exclusively in shares of Northeast Investors Trust or shares of Northeast Investors Growth Fund as you choose--see Investment Choices on page 10. Dividends and distributions will be automatically reinvested. For more information about Northeast Investors Trust and Northeast Investors Growth Fund, see the current prospectuses for the funds.

WHO MAY ESTABLISH A TRADITIONAL IRA?

Individual Traditional IRA
     To make contributions to a Traditional IRA for yourself, you must have received compensation or earned income during the year for personal services, and you must not have reached age 70-1/2 during the year for which you are making the contribution.

Spousal Traditional IRAs
     If your spouse has less compensation or earned income than you and is under age 70-1/2, contributions to a spousal Traditional IRA for your spouse may be made from your compensation or earned income. This is available only if you file a joint tax return with your spouse. The contribution limits for spousal Traditional IRA contributions by a married couple are summarized below.


Traditional IRAs for Divorced Individuals
     If you are divorced, for IRA purposes "compensation" includes any amounts you receive under a divorce or separation order or agreement and which you must include in your taxable income. Therefore, if you are under age 70-1/2, you may have a Traditional IRA and contribute to it from your alimony (and any other actual compensation or earned income you have).

HOW MUCH CAN I CONTRIBUTE?
     You may contribute to your individual Traditional IRA in cash up to $2,000 in total (or your total compensation or earned income if less) each year. Thus, if a husband and wife each earn at least $2,000 and each establishes a separate Traditional IRA, they may be able to contribute as much as $2,000 each (or a total of $4,000) to their Northeast Investors Traditional IRA accounts. The $2,000 limit is the maximum on contributions to all Traditional IRAs (and any Roth IRAs) covering a single individual. (In fact, any amount you contribute to a Traditional IRA for a particular year reduces the maximum you can contribute to a Roth IRA for the same year).
     In addition, if both spouses set up Traditional IRAs, you and your spouse may contribute up to $2,000 to each IRA as long as your combined compensation as shown on your joint tax return is at least $4,000. If your combined compensation is less than $4,000, then the higher paid spouse's contribution may be any amount up to his or her compensation. The lower paid spouse's contribution may be any amount up to his or her compensation, plus any excess of the first spouse's pay above the first spouse's contribution. Of course, the maximum contribution to either IRA is $2,000, regardless of compensation or earned income levels.

HOW MUCH CAN I DEDUCT?
     The tax laws restrict the income tax deduction for Traditional IRA contributions. The deductibility of your Traditional IRA contribution depends on whether you are an active participant in an Employer retirement plan and on your income level.
     If you are not an active participant in a retirement plan, you may deduct your full Traditional IRA contribution (up to the contribution limits) regardless of your income level.
     If you are an active participant in a retirement plan, the deductibility of your IRA contribution depends on your income level. If you are married and contribute to a spousal Traditional IRA for your spouse, the deductibility of the contribution to the spousal Traditional IRA depends upon whether your spouse is an active participant in an Employer plan for a year (and upon income level). If your spouse is not an active participant, the contribution to your spouse's Traditional IRA will be deductible.
     There is an exception to these rules for married persons with a joint income of $150,000 or more in a year. If the exception applies and either you or your spouse (but not the other) is an active participant in a retirement plan, contributions to the non-active participant's Traditional IRA will be only partly deductible or not deductible at all. Your ability to deduct contributions to the non-active participant's Traditional IRA phases out, as explained below. Finally, as a further exception, if you are married but filing separately, and if you lived apart from your spouse at all times during a year, one spouse's active participant status will not affect the other's ability to deduct a contribution to the other's Traditional IRA regardless of income level.

Active Participant
     You are an "active participant" for a Year if at any time during the year you are covered by any Employer plan under which contributions are made to your account (including a required or voluntary employee contribution by you) or under which you are eligible to earn pension benefit credits. For example, if you participated during a year in a pension or annuity plan, a profit sharing or stock bonus plan, a 401(k) plan, a self-employed plan, a 403(b) plan (or "tax deferred annuity"), a simplified employee pension plan (or "SEP"), a SIMPLE IRA Plan, or a governmental retirement plan, you are probably an active participant. You are considered an active participant even if you are not vested under the plan.
     Your W-2 form will indicate whether you were an active participant for the year.

Deduction Limits
     If the active participant rules apply to you, the deductibility of your Traditional IRA contribution depends on your adjusted gross income ("AGI"). AGI is your total income less certain adjustments such as business expenses or alimony, but before itemized deductions and before your IRA deduction.
     The following chart shows the Low Limit and the High Limit for married taxpayers (filing jointly) and single taxpayers. As you will see, the limits are increasing over the next several years. (For married taxpayers filing separately, the Low Limit is always zero and the High Limit is $10,000.)

                                Deductibility of
            IRA Contributions Low Limit and High Limit (AGI Levels)

Married                   Single
             Low         High          Low         High
 Year       Limit        Limit        Limit        Limit
1998     $50,000      $ 60,000     $30,000      $40,000
1999     $51,000      $ 61,000     $31,000      $41,000
2000     $52,000      $ 62,000     $32,000      $42,000
2001     $53,000      $ 63,000     $33,000      $43,000
2002     $54,000      $ 64,000     $34,000      $44,000
2003     $60,000      $ 70,000     $40,000      $50,000
2004     $65,000      $ 75,000     $45,000      $55,000
2005     $70,000      $ 80,000     $50,000      $60,000
2006     $75,000      $ 85,000     $50,000      $60,000
2007     $80,000      $100,000     $50,000      $60,000

     Here are the deduction rules if you are an active participant:

o If your AGI is any amount up to the Low Limit, your entire Traditional IRA contribution is deductible.
o If your AGI falls between the Low Limit and the High Limit, your contribution is partly deductible. You must figure out how much is deductible by using the formula described below.
o If your AGI is equal to or above the High Limit, your contribution is not deductible.
     If you are in the partly deductible range (in between Low and High Limits), you can determine how much of your contribution is deductible as follows:
     First, subtract your AGI from the applicable High Limit (for 1998, this is $40,000 for single taxpayers, $60,000 for married taxpayers filing jointly), and divide by $10,000. Second, multiply this amount by your maximum contribution ($2,000 for your Traditional IRA or for a spousal Traditional IRA) to get the amount that is deductible.
     For example, in 1998 suppose you are a married joint filer with AGI of $52,500. If you contribute $2,000 to your own Traditional IRA, how much can you deduct? First, subtract your AGI from $60,000 (the 1998 High Limit for married, filing jointly). $60,000 minus $52,500 is $7,500. $7,500 divided by $10,000 is
 .75 or 75%. Therefore, 75% of $2,000, or $1,500 is deductible. In fact, any contribution up to $1,500 is deductible. If you contribute just $1,500, the entire contribution would be deductible.
     If your deductible amount is not evenly divided by $10, round down to the nearest $10. Also, if your AGI is less than the High Limit that applies to you (married or single) you are always entitled to a minimum deduction of $200.
     If you are under the special rule for high income married persons (those with joint income of over $150,000 or more) where only one is an active participant in an Employer plan, the deduction phase out described above applies to the contribution for the non-active participant spouse. When using the formula, $150,000 is the Low Limit and $160,000 is the High Limit.

Non-deductible Contributions
     You can still make a full contribution to your Traditional IRA even if the entire contribution is not deductible. The earnings on your contribution will build up in your Northeast Investors Traditional IRA without income tax until distributed to you. This can make non-deductible contributions to your Northeast Investors Traditional IRA superior to other investment options.
     You must designate the amount of any nondeductible contribution to a Traditional IRA on your tax return for the year.

WHEN CAN I MAKE CONTRIBUTIONS?
     You may establish and make a contribution to your Northeast Investors Traditional IRA for a particular year if you do so by the due date for filing your federal income tax return for that year (not including any extensions). Normally, this will be April 15 of the following year. Of course, you may make your contribution earlier and it will start earning tax-deferred income sooner.

INVESTMENT CHOICES
     Contributions to your Northeast Investors Traditional IRA may be invested in shares of Northeast Investors Trust or in shares of Northeast Investors Growth Fund. You may also invest part of each contribution in each fund. To indicate your choice, simply fill out and sign the Application and send it to Northeast Investors with your contribution.
     Also, you can direct the custodian to exchange a specified number of the Northeast Investors Trust shares in your Traditional IRA to Northeast Investors Growth Fund, or vice versa.
     Be sure to read the current prospectuses for Northeast Investors Trust and Northeast Investors Growth Fund to familiarize yourself with the investment objectives and policies of each as well as fees.

EXCESS CONTRIBUTIONS
     An "excess contribution" occurs if you contribute more to your Traditional IRA or a spousal Traditional IRA than the maximum allowed. The excess is the difference between the amount you actually contributed and the maximum allowed.

     Remember, an excess results if you contribute above the maximum contribution (generally $2,000 per IRA), not the maximum deductible amount. For example, if you contributed $2,500 to your own Traditional IRA in a particular year, you would have a $500 excess contribution. Also, if you contribute in a year when you are not eligible (because you were age 701/2 or you had no compensation or earned income), the entire contribution is an excess contribution.

     If you have an excess contribution, you must pay an IRS penalty tax of 6% of the excess contribution. You can avoid paying the penalty tax if you withdraw the excess contribution on or before the due date (including any extensions) for filing your federal income tax return for the year for which the excess contribution was made. Net income on the excess must accompany the withdrawal.
     Such a withdrawal is not treated as a taxable distribution from your Traditional IRA, but you must include net income on your tax return for the year for which the excess contribution was made. Also, if you are under age 591/2, you may have to pay an IRS premature withdrawal penalty equal to 10% of the amount of the net income, unless an exception applies (see below).
     If you do not withdraw the amount of the excess contribution in time, you must pay the 6% penalty for the year for which the excess contribution was made. You will have to pay another 6% penalty tax in each subsequent taxable year during which the excess remains in your Traditional IRA.
     You can reduce or avoid the penalty tax in later years by reducing or eliminating the excess in your Traditional IRA. To reduce the excess, simply contribute less than the maximum amount allowed in any later year. The difference between the maximum allowed and the amount you did contribute reduces the excess in your Traditional IRA dollar for dollar. Also, the amount by which you reduce the excess is treated as a contribution to your Traditional IRA in the later year and may be deductible on your tax return for the later year depending on your active participant status and AGI for the year (see pages 8-9).

TAXATION OF WITHDRAWALS
     The tax treatment of withdrawals from your Traditional IRA depends on whether you made any non-deductible contributions. If you never made a non-deductible contribution, each withdrawal from your Traditional IRA will be included in your taxable income for the year of the withdrawal.
     If you made non-deductible contributions (because of the active participant rules), each withdrawal is considered in part a return of your nondeductible contributions. The non-deductible contributions returned are not subject to federal income tax. The balance of the withdrawal is taxed.
     There are specific rules for determining the non-taxable part of a withdrawal. The year-end value of all your Traditional IRAs is added (with any withdrawals during the year added back for this purpose). Your withdrawals during the year are multiplied by a fraction. The numerator of the fraction is your total non-deductible contributions to your Traditional IRA (reduced by non-deductible contributions considered withdrawn in prior years) and the denominator is the year-end value of your Traditional IRAs. The resulting amount is the non-taxable part of the withdrawals.
     When doing these calculations, treat all your Traditional IRAs as one IRA. The rules for calculating the non-taxable part apply even if you keep separate Traditional IRAs for your deductible and non-deductible contributions and you take your entire withdrawal from the non-deductible Traditional IRA. You are responsible for keeping records of your deductible and non-deductible contributions so you can determine your income taxes correctly.
     Withdrawals from a Traditional IRA are not subject to the required 20% income tax withholding rules that apply to most distributions from qualified employer plans and 403(b) arrangements. Withdrawals are subject to income tax withholding unless you elect not to have withholding. The withdrawal authorization form has additional information about withholding.

WHEN CAN I MAKE WITHDRAWALS?
     You can make withdrawals from your Traditional IRA at any time. Any taxable amounts you withdraw are included in your income for the year you receive them.
     If you withdraw any funds from your Traditional IRA before reaching age 59-1/2 (except for certain withdrawals of excess contributions and certain substantially equal payments over the life expectancy of you, or you and a designated beneficiary), you must pay an IRS penalty tax of 10% of the "premature withdrawal" in addition to regular income taxes on the amount withdrawn. However, there are certain exceptions to the "premature withdrawal" penalties. These are described in the following paragraphs.
     If you are disabled, you may make withdrawals immediately and you will not be subject to the premature withdrawal penalty. You are considered "disabled" if you are unable to engage in any substantial gainful activity because of a physical or mental impairment which can be expected to result in death or to be of long-lasting or indefinite duration.
     If you die, your beneficiary may withdraw from your IRA without the IRS premature withdrawal penalty.
     The premature withdrawal penalty does not apply if the withdrawal does not exceed the amount of "eligible higher education expenses" or "eligible first-time homebuyer expenses" during the year.
     "Eligible higher education expenses" include tuition, fees, books and supplies needed to attend a post-secondary institution of higher learning. Also, room and board may qualify if the student is attending at least half-time. The expenses may be for you or your spouse, child or grandchild.

     "First-time homebuyer expenses" include the cost of purchase or construction of a principal residence (including financing or closing costs) for you, your spouse, or a child, grandchild, parent or grandparent of you or your spouse. A person is a "first-time homebuyer" for this purpose if he or she (and his or her spouse if married) did not own an interest in a principal residence during the two years before the date of purchase or construction of the new home. For any individual, a lifetime maximum of $10,000 may be treated as eligible first-time homebuyer expenses, regardless of the number of homes purchased.
     If your medical expenses in a year exceed 7-1/2% of your AGI for that year, then IRA withdrawals in that year up to the amount of the excess medical expenses are not subject to the 10% penalty tax. Withdrawals also are not subject to the 10% penalty tax up to the amount that you paid for health insurance premiums for yourself, your spouse and dependents if you are unemployed. This exception applies only if you have received unemployment compensation for at least 12 weeks, and only to withdrawals you made in the year that you received the unemployment compensation and the following year. Any withdrawals made after you have been reemployed for at least 60 days will not be exempt.
     Starting in the year 2000, any amounts taken from your IRA under an IRS tax levy for unpaid taxes are not subject to the penalty.

WHEN MUST I MAKE WITHDRAWALS?
     You must make withdrawals from your Traditional IRA in amounts sufficient to meet IRS minimum distribution rules. Otherwise there is a penalty tax for late withdrawals. Under the rules, the first withdrawal must be made no later than April 1 of the year following the calendar year in which you reach age 70-1/2 (the "required beginning date"). Thereafter, withdrawals must be made so that your entire account will be distributed over your life expectancy or the joint life expectancies of you and a designated beneficiary. (The life expectancy of the oldest person who is a designated beneficiary on your required beginning date is used for this purpose.) Other limits on the period over which Traditional IRA distributions may be paid may also apply. You can recalculate your life expectancy and your spouse's life expectancy (if your spouse is your designated beneficiary) each year. Your choice of recalculation or not must be made by your required beginning date and, under IRS guidelines, cannot be changed thereafter. Consult a qualified tax advisor for information on the pros and cons of recalculating your life expectancy.
     If you have more than one Traditional IRA, the required minimum is calculated separately for each IRA. However, the total minimum may be satisfied by withdrawals from any one or more of your Traditional IRAs as you choose (withdrawals from any ROTH IRA you may have cannot be used to satisfy the minimum withdrawal requirements for your Traditional IRAs).
     If you have spousal Traditional IRAs, the minimum required annual distribution from each spousal IRA is determined using the life expectancy of the spouse who established the IRA.
     You can receive installment payments larger than the minimum amount. However, if the amount distributed in installments at the end of any year is less than the minimum required amount, a penalty tax must be paid.
     The IRS penalty tax is 50% of the difference between the amount that should have been distributed and the amount that was distributed from your account. The IRS may waive the penalty tax if you can show that the shortfall was due to reasonable error and you are taking steps to remedy the shortfall.

HOW TO MAKE WITHDRAWALS
     You can withdraw the amount in your Traditional IRA in installment payments over a specified period that meets the IRS minimum distribution rules. Or you can withdraw the total amount in one lump sum payment.
     Lump sum payments from a Traditional IRA do not receive the special tax treatment available in certain cases for lump sum distributions from most retirement plans. Therefore, it may be advantageous for you to withdraw the account in periodic installments.
     Amounts withdrawn are subject to withholding of federal income tax unless you direct no withholding. The Withdrawal Authorization Form provides a space to elect against withholding, and contains additional information on withholding--see Tax Withholding Fee on page 16.
     To make a withdrawal or to establish a program of installment withdrawals, simply complete the Withdrawal Authorization Form and send the form to Northeast Management & Research Company, Inc.
     Be sure to start withdrawals no later than the required beginning date to avoid penalties for insufficient withdrawals. You are responsible for meeting the minimum withdrawal rules; the custodian will not process any withdrawals without your written instructions. Also, remember that the minimum amount required to be withdrawn may change from year to year because of earnings or fluctuations in the value of the shares in your account or because you recalculated your life expectancy. Therefore, if you have established a program of installment withdrawals, you should submit a new Withdrawal Authorization Form each year if you need (or want) to adjust the amount of each installment.
     If tax, estate, or financial planning considerations affect the timing or amount of your Traditional IRA withdrawals, be sure to consult a qualified professional.

DEATH BENEFITS
     You can name a beneficiary on the Designation of Beneficiary (Section 3 of the Application) or in another written instrument filed with Northeast Management & Research Company, Inc. You can change a previous designation at any time by filing a new form or instrument.
     If you die before your entire Traditional IRA has been distributed to you, the balance in your account will be paid to your beneficiary. Distribution may be in the form of a lump sum payment or installments. If installment distributions had begun before your death but after your required beginning date, installments may continue over the remainder of the installment period or may be accelerated. Otherwise, installment distributions to your designated beneficiary must be made over a period no longer than the beneficiary's life expectancy and must begin by the end of the year following the year of your death. However, if the beneficiary is your spouse, payments to your spouse need not begin until you would have reached age 70-1/2 had you lived. If no other rule applies, payment of your remaining account balance must be made by the end of the fifth year after the year of your death. Even though you have named a beneficiary, the amount in your Traditional IRA at your death will be included in your estate for federal estate tax purposes.

TAX-FREE ROLLOVERS: ANOTHER ADVANTAGE
     Under certain circumstances, you can receive a distribution from one Traditional IRA, or from a qualified plan, or a tax-sheltered annuity or another arrangement under Section 403(b) of the Code, and deposit the amount received in another Traditional IRA without including the distribution in your income for federal income tax purposes. Such a "tax-free rollover" must be completed within 60 days after you receive the distribution. A payment of your account balance under a qualified plan or 403(b) arrangement directly to a Northeast Investors Traditional IRA is a way to avoid the 20% income tax withholding requirements. Most distributions from qualified plans or 403(b) accounts (other than financial hardship withdrawals) are subject to 20% withholding unless paid directly to another plan or 403(b) or to an IRA (this is called a "direct rollover").
     There are complex, specific rules for each kind of transfer, so you should consult your tax advisor or the IRS if you have questions about the rules.
     Rollover contributions are not subject to the limits on annual contributions to a Traditional IRA. However, all amounts in your Traditional IRA, including rollover contributions, are subject to the rules discussed above concerning the time and method of withdrawal.

IRA-to-IRA Rollover
     If you have another Traditional IRA (for example with a bank), you can withdraw all or part of the amount in that account and rollover all or part of the amount withdrawn to a Northeast Investors Traditional IRA. Or, you can withdraw all or part of the amount in your Northeast Investors Traditional IRA and rollover all or part of the amount withdrawn to another Traditional IRA or individual retirement annuity. The amount rolled over will not be subject to federal income tax (or the 10% IRS premature withdrawal penalty) if you complete the rollover within 60 days after the withdrawal. After an IRA-to-IRA tax-free rollover; you must wait at least a full year (365 days) before making another IRA-to-IRA rollover.
     As an alternative to a rollover; arrangements may be made for a direct transfer from your current Traditional IRA custodian or trustee to a Northeast Investors Traditional IRA. The one-year waiting period does not apply to direct transfers from one IRA custodian or trustee to another.
     You should not make a rollover or transfer from a Traditional IRA to a SIMPLE IRA.
     You may make a rollover or transfer from a Traditional IRA to a Roth IRA you establish. This will cause all taxable amounts rolled over or transferred to be taxed (a Roth IRA rule). Such rollovers (Traditional IRA to Roth IRA) are discussed more fully in the Northeast Investors Roth IRA kit.

Rollovers From Qualified Plan or 403(b) Arrangement to Traditional IRA Most distributions from a qualified plan or 403(b) arrangement are now eligible for rollover to a Traditional IRA. The main exceptions are: o payments over the lifetime or life expectancy of the participant (or participant and a designated beneficiary), o installment payments for a period of 10 years or more, and o required distributions under the age 701/2 rules. o starting in 1999, withdrawals from a 401(k) Plan or 403(b) arrangement because of financial hardship
      If you will receive an eligible distribution from a qualified plan or 403(b) or a distribution upon termination of such a plan, you can defer paying taxes by requesting the plan administrator or 403(b) sponsor to transfer the distribution amount (except amounts previously contributed by you) directly to a North-east Investors Traditional IRA in a direct rollover. Or, you may receive the distribution and roll it over to a Northeast Investors Traditional IRA within 60 days after you receive the distribution. However, unless you elect a direct rollover of your distribution, the person making payment MUST WITHHOLD 20% OF YOUR DISTRIBUTION for federal income taxes. Your plan or 403(b) sponsor will provide you with a notice concerning direct rollovers, regular 60-day rollovers and withholding taxes before you receive your distribution.
     If you already have one Traditional IRA, you should establish a separate Traditional IRA to receive any rollover contribution from a qualified plan or 403(b). This preserves your ability to transfer the separate rollover IRA into a different employer plan or 403(b) later if you desire and the plan permits such transfers.

Rollovers by a Surviving Spouse
     If a surviving spouse receives a distribution from a qualified plan or 403(b) arrangement because of the employee/ spouse's death, the surviving spouse may be able to defer income taxes by having all or a part of the distribution (other than employee contributions to the plan) transferred directly to a Traditional IRA established for the spouse.


SOME THINGS TO AVOID
     Transactions between you and your Traditional IRA are not allowed. Specific "prohibited transactions" are listed in the Internal Revenue Code. They include borrowing from your IRA, selling or exchanging property with your IRA and similar transactions.
     If you engage in a prohibited transaction, your Traditional IRA will lose its tax-exempt status. The value of your account (except for any nondeductible contributions by you) will be treated as taxable income to you in that year. In addition, you must pay the 10% IRS penalty for premature withdrawals if you are under age 591/2.
     If you use all or part of your Traditional IRA as security for a loan, the part so used will be treated as taxable income to you in that year. Again, you may have to pay the tax for premature withdrawals in addition to regular income taxes on the amount used as security.

CUSTODIAN FEE AND OTHER CHARGES
    The Ten Dollar ($10.00) Annual Maintenance Fee
     Each year, a fee of $10.00 is charged to your account to cover the cost of the custodian services provided by Investors Bank & Trust Company. The amount of the fee may be changed by agreement between the Custodian and Northeast Management & Research Company, Inc. For your convenience, we offer a choice of two ways to pay this fee:

    1. Automatic Deduction: This method of automatic deduction is the most convenient for you. The fee of $10.00 is automatically deducted from your IRA in December, and the deduction will be reflected in your year-end statement.

    2. Payment by Check: This method requires that you check the appropriate box on the Application. We will send you a yearly invoice for this fee during the month of December and you must pay it directly.
     If you terminate your Traditional IRA during a year, you must pay that year's fee or else it will be deducted from your account. The payment option you select now will remain your method of payment for IRA fees in the future, unless you notify us in writing of a change. For example, if you have the fee automatically deducted this year, we will not mail you a notice requesting payment in the future. If you choose payment by check, we will mail you a reminder of payment due in each following year.

Tax Withholding Fee ($10.00)
     This fee of $10.00 is payable each time you request tax withholding on any withdrawal. Separate withholding fees apply for federal and state tax withholding.

     PLEASE TAKE NOTE:
     The fee should be made payable and sent directly to:
       Northeast Management &  Research Company, Inc.
             50 Congress Street-Suite 1000
             Boston, MA 02109-4096

Northeast Investors Trust
     The trustees of Northeast Investors Trust are entitled to receive an annual fee equal -1/2 of 1% of the principal of the Trust, computed at the end of each quarter at the rate of -1/8 of 1% of the principal at the close of the quarter. For this purpose, the principal of the Trust is the total value of the Trust's investment portfolio and other assets, less all liabilities except accrued trustees' fees.
     The trustees of Northeast Investors Trust are entitled to charge a redemption fee of up to 1% of the net asset value of the shares redeemed. It is the present policy of the trustees not to charge such a fee, but this policy may be changed by the trustees without notice to the shareholders.
     For further information on the trustees' annual fee and the redemption of shares, see the current Northeast Investors Trust prospectus.

Northeast Investors Growth Fund
     Northeast Investors Growth Fund has an Advisory and Service Contract with Northeast Management & Research Company, Inc. ("NMR") under which NMR provides investment advice and other services to the Fund. As its compensation under the contract, NMR receives a monthly fee calculated at an annual rate of 1% of the daily average net assets of the Fund up to and including $10,000,000, -3/4 of 1% of such daily average net assets above $10,000,000 up to and including $30,000,000 and -1/2 of 1% of such daily average net assets in excess of $30,000,000.
     Under the contract, NMR pays a portion of operating and bookkeeping expenses of the Fund. The Fund is required to pay its legal fees, auditing fees, cost of reports to shareholders and expense of shareholders' meetings, and certain other expenses.
     For more information on the contractual fees, and other expenses of the Fund, see the current prospectus relating to Northeast Investors Growth Fund.

GROWTH OF YOUR ACCOUNT
     Dividends and any capital gains distributions on the shares of Northeast Investors Trust or Northeast Investors Growth Fund in your account will be reinvested in additional shares and fractional shares.
     Shareholders of Northeast Investors Trust are entitled to receive dividends approximately equal to the net income of the Trust, plus other cash distributions as the Trustees may declare. Net income is the gross earnings of the Trust less expenses, and each share is entitled to receive a proportionate amount of a dividend or distribution.
     Shareholders of Northeast Investors Growth Fund receive income dividends equal to substantially all of the net investment income of the Fund, generally paid annually. In addition, shareholders receive an annual capital gains distribution equal to substantially all of the Fund's net realized capital gains (reduced by any available capital loss carryforwards). Each share receives a proportionate amount of any dividend or distribution. Because the net income of Northeast Investors Trust and of Northeast Investors Growth Fund may fluctuate from year to year, no fixed dividends can be promised. Also, because the value of their investment portfolios may fluctuate, the amount available for distribution to you from your account cannot be projected or guaranteed.
     For further information on dividends and distributions, see the current Northeast Investors Trust prospectus or Northeast Investors Growth Fund prospectus.

STATE TAX RULES
     The tax rules discussed in this booklet are based on federal law. Tax treatment of Traditional IRAs under state law varies from state to state. For purposes of the Massachusetts income tax on residents, contributions to a Traditional IRA are not deductible. Dividends and other income received by your IRA are not currently taxed. Excess contributions, early withdrawals and late withdrawals are not subject to any penalties or special taxes in Massachusetts. Withdrawals are not included in income in the year received until the amount withdrawn equals the amount of your contributions. A transaction which is a tax-free rollover for federal tax purposes will also be tax-free for Massachusetts tax purposes.
     Non-residents of Massachusetts are not liable for Massachusetts income tax on amounts earned by or withdrawn from a Northeast Investors Traditional IRA. For advice on treatment of Traditional IRAs under the tax laws of Massachusetts or other states, consult your tax advisor or legal counsel.

IRS REPORTS AND RETURNS
     If you owe an IRS penalty tax for an excess contribution, a premature withdrawal, or the failure to withdraw the required minimum amount, you must file Form 5329 with your individual tax return. If your only Traditional IRA transactions in a year are your contributions or withdrawals from the account, you need not file Form 5239.

                       TRADITIONAL IRA DEDUCTION WORKSHEET

If you are an active participant in an employer retirement plan and your adjusted gross income (AGI) falls in the partly deductible range, use this worksheet to calculate the maximum Traditional IRA contribution that is deductible on your federal income tax return. To help you, there is an example of a married couple filing jointly with adjusted gross income of $52,500. The example shows the maximum deductible amount if one spouse is an active participant and contributes $2,000 to his or her individual Traditional IRA.

You       Example
1. Insert High Limit that applies to you for the year             $ 60,000*
2. Insert your adjusted gross income                              $ 52,500
3. Subtract (2) from (1)                                          $  7,500
4. Divide by $10,000                                                   .75
5. Insert maximum contribution of $2,000                          $  2,000
6. Multiply (4) by (5). Round up to the nearest $10.              $  1,500
7. Enter the amount on line (7) or $200, whichever is
  greater. This is the deductible limit. Contributions
  up to this amount are deductible. Contributions
  above this amount are not deductible.                           $  1,500


* 1998 High Limit. In 1999, the High Limit is $61,000.

            Northeast Investors Traditional IRA Custodial Agreement
     Articles I-VII of this Custodial Agreement (the "Agreement") are in the form promulgated by the Internal Revenue Service in Form 5305-A (Revised January
1998) for establishing an individual retirement custodial account.

                                    Article I
     The custodian may accept additional cash contributions on behalf of the Depositor for a tax year of the Depositor. The total cash contributions are limited to $2,000 for the tax year unless the contribution is a rollover contribution described in section 402(c), 403(a)(4), 403(b)(8), 408(d)(3), or an employer contribution to a simplified employee pension plan as described in section 408(k).

                                   Article II
     The Depositor's interest in the balance in the custodial account is nonforfeitable.

                                   Article III
     1. No part of the custodial funds may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of section 408(a)(5)).
     2. No part of the custodial funds may be invested in collectibles (within the meaning of section 408(m) except as otherwise permitted by section 408(m)(3) which provides an exception for certain gold, silver, and platinum coins, coins issued under the laws of any state, and certain bullion.

                                   Article IV
     1. Notwithstanding any provision of this agreement to the contrary, the distribution of the Depositor's interest in the custodial account shall be made in accordance with the following requirements and shall otherwise comply with section 408(a)(6) and Proposed Regulations section 1.408-8, including the incidental death benefit provisions of Proposed Regulations section 1.401
(a)(9)-2, the provisions of which are incorporated by reference.
     2. Unless otherwise elected by the time distributions are required to begin to the Depositor under paragraph 3, or to the surviving spouse under paragraph 4, other than in the case of a life annuity, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Depositor and the surviving spouse and shall apply to all subsequent years. The life expectancy of a nonspouse beneficiary may not be recalculated.
     3. The Depositor's entire interest in the custodial account must be or begin to be, distributed by the Depositor's required beginning date (April 1 following the calendar year end in which the Depositor reaches age 70-1/2). By that date, the Depositor may elect, in a manner acceptable to the custodian, to have the balance in the custodial account distributed in:
     (a) A single sum payment.
     (b) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the life of the Depositor.

     (c) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the joint and last survivor lives of the Depositor and his or her designated beneficiary.
     (d) Equal or substantially equal annual payments over a specified period that may not be longer than the Depositor's life expectancy.
     (e) Equal or substantially equal annual payments over a specified period that may not be longer than the joint life and last survivor expectancy of the Depositor and his or her designated beneficiary.
     4. If the Depositor dies before his or her entire interest is distributed to him or her, the entire remaining interest will be distributed as follows:
     (a) If the Depositor dies on or after distribution of his or her interest has begun, distribution must continue to be made in accordance with paragraph 3.
     (b) If the Depositor dies before distribution of his or her interest has begun, the entire remaining interest will, at the election of the Depositor or, if the Depositor has not so elected, at the election of the beneficiary or beneficiaries, either
       (i) Be distributed by the December 31 of the year containing the fifth anniversary of the Depositor's death, or
       (ii) Be distributed in equal or substantially equal payments over the life or life expectancy of the designated beneficiary or beneficiaries starting by December 31 of the year following the year of the Depositor's death. If, however, the beneficiary is the Depositor's surviving spouse, then this distribution is not required to begin before December 31 of the year in which the Depositor would have reached age 70-1/2.
     (c) Except where distribution in the form of an annuity meeting the requirements of section 408(b)(3) and its related regulations has irrevocably commenced, distributions are treated as having begun on the Depositor's required beginning date, even though payments may actually have been made before that date.

     (d) If the Depositor dies before his or her entire interest has been distributed and if the beneficiary is other than the surviving spouse, no additional cash contributions or rollover contributions may be accepted in the account.
     5. In the case of distribution over life expectancy in equal or substantially equal annual payments, to determine the minimum annual payment for each year, divide the Depositor's entire interest in the custodial account as of the close of business on December 31 of the preceding year by the life expectancy of the Depositor (or the joint life and last survivor expectancy of the Depositor and the Depositor's designated beneficiary, or the life expectancy of the designated beneficiary, whichever applies). In the case of distributions under paragraph (3), determine the initial life expectancy (or joint life and last survivor expectancy) using the attained ages of the Depositor and designated beneficiary as of their birthdays in the year the Depositor reaches age 70-1/2. In the case of distribution in accordance with paragraph (4)(b)(ii), determine life expectancy using the attained age of the designated beneficiary as of the beneficiary's birthday in the year distributions are required to commence.
     6. The owner of two or more individual retirement accounts may use the "alternative method" described in Notice 88-38,1988-1 C. B. 524, to satisfy the minimum distribution requirements described above. This method permits an individual to satisfy these requirements by taking from one individual retirement account the amount required to satisfy the requirement for another.

                                    Article V
     1. The Depositor agrees to provide the custodian with information necessary for the custodian to prepare any reports required under section 408(i) and Regulations sections 1.408-5 and 1.408-6.
     2. The custodian agrees to submit reports to the Internal Revenue Service and the Depositor prescribed by the Internal Revenue Service.

                                   Article VI
     Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through III and this sentence will be controlling. Any additional articles that are not consistent with section 408(a) and related regulations will be invalid.

                                   Article VII
     This agreement will be amended from time to time to comply with the provisions of the code and related regulations. Other amendments may be made with the consent of the persons whose signatures appear below.

                                  Article VIII
     1. The amount of each contribution credited to the Depositor's individual retirement custodial account shall (except to the extent applied to pay fees or other charges under Section 7 below) be applied to purchase full and fractional shares of Northeast Investors Trust or Northeast Investors Growth Fund (provided always that such shares may legally be offered for sale in the state of the Depositor's residence) in accordance with instructions of the Depositor given under Section 3 below. The custodian (or Northeast Management & Research Company, Inc. ("NMR") acting as agent for the custodian under section 16 of this
Article VIII) may retain the Depositor's initial deposit for a period of up to ten days after receipt thereof, without liability for interest or for loss of earnings or appreciation, and may invest the initial deposit at the end of such period. The Depositor may revoke the account by written notice to the custodian received by the custodian within seven calendar days after the Depositor establishes the account. Upon revocation, the amount of the Depositor's initial deposit will be returned to him.
     2. All dividends and capital gains or other distributions received on the shares of Northeast Investors Trust held in the Depositor's account shall be retained in the account and (unless received in additional shares) shall be reinvested in full and fractional shares of Northeast Investors Trust. Similarly, all dividends and capital gains or other distributions received on the shares of Northeast Investors Growth Fund held in the Depositor's account shall be retained in the account and (unless received in additional shares) shall be reinvested in full and fractional shares of Northeast Investors Growth Fund.
     3. For each contribution, the Depositor shall designate the portion that will be invested in shares of Northeast Investors Trust and the portion that will be invested in shares of Northeast Investors Growth Fund. A contribution may be invested entirely in Northeast Investors Trust, entirely in Northeast Investors Growth Fund, or partly in each fund. However, all investment directions (including those under this Section 3 or under Section 4) will be subject to the minimum initial or additional investment and minimum balance requirements of the funds.
     The Depositor shall make such designation on an Investment Instructions Form or other written notice acceptable to the custodian. If any such designation or other investment instructions are, in the opinion of the custodian, ambiguous or incomplete, the custodian may hold such amount uninvested (without crediting any interest thereon) until the designation or other investment instructions have been clarified or completed to the custodian's satisfaction, and neither the custodian nor any other party will have any liability for loss of interest, earnings or investment gains during such period.
     4. The Depositor may at any time direct the custodian to redeem all or a specified portion of the Northeast Investors Trust shares in the Depositor's account and to invest the redemption proceeds in shares and fractional shares of Northeast Investors Growth Fund, or to redeem all or a portion of the

Northeast investors Growth Fund shares in the Depositor's account and to invest the redemption proceeds in shares and fractional shares of Northeast Investors Trust.
     The Depositor shall give such directions on an Investment Instructions Form or other written notice acceptable to the custodian, and the custodian will process such directions as soon as practicable after receipt thereof. If any such directions are, in the opinion of the custodian, ambiguous or incomplete, the custodian may refrain from acting thereon until the directions have been clarified or completed to the custodian's satisfaction, and neither the custodian nor any other party will have any liability for loss of earnings or investment gains during such period.
     5. The Depositor, by written notice to the custodian, may designate one or more beneficiaries to receive the balance (if any) remaining in the Depositor's account after his death and the time and manner of payment of such balance (subject to the requirements of the preceding Articles of this agreement). A designation may be on a form provided by the custodian or on a written instrument acceptable to the custodian executed by the Depositor and must be filed with the custodian. The Depositor may revoke or change such designation in like manner, at any time and from time to time. If no such designation is in effect upon the Depositor's death, the balance in the account shall be paid in a single sum, as soon as is practicable, to the Depositor's estate.
     Subject to the requirements of the preceding Articles of this agreement, the Depositor may designate a form of payment to the beneficiary by filing a signed written instrument with the custodian. In the absence of such written instructions from the Depositor, the custodian will pay the beneficiary in such form as the beneficiary selects.
     6. The custodian shall forward to the Depositor (or beneficiary where applicable) any notices, prospectuses, reports to shareholders, financial statements, proxies and proxy soliciting materials, relating to the shares of the Northeast Investors Trust or Northeast Investors Growth Fund in the Depositor's account. The custodian shall not vote any of the shares of Northeast Investors Trust or Northeast Investors Growth Fund held in the account except in accordance with the written instructions of the Depositor (or beneficiary where applicable).
     7. The custodian's fees for performing its duties hereunder shall be such reasonable amounts as shall be agreed to from time to time by the custodian and NMR. Such fee, any taxes of any kind and any liabilities with respect to the account, and any and all expenses reasonably incurred by the custodian shall, if not paid by the Depositor, be paid from the account.
     8. The custodian shall make distributions from the account at such times and in such manner as the Depositor directs in writing, subject to the requirements of the preceding Articles of this agreement. The Depositor (or the Depositor's surviving spouse) may elect to comply with the distribution requirements in Article IV using the recalculation of life expectancy method, or may elect that the life expectancy of the Depositor (and/or the Depositor's surviving spouse) will not be recalculated; any such election may be in such form as the Depositor (or surviving spouse) provides (including the calculation of minimum distribution amounts in accordance with a method that does not provide for recalculation of the life expectancy of one or both of the Depositor and surviving spouse and instructions to the custodian in accordance with such method).
     9. It shall be the sole responsibility of the Depositor to determine the time and amount of contributions to the account, the time, amount and manner of payment of distributions from the account, the federal income tax deductibility of any contributions to the account and the taxability of any distributions from the account. NMR and the custodian shall be fully protected in following the written direction of the Depositor (or beneficiary) with respect to the time, amount and manner of payment of such distributions, or in not acting in the absence of such direction. If the Depositor (or beneficiary) does not direct the custodian to make distributions from the account by the time that such distributions are required to commence in accordance with the preceding Articles of this agreement, the custodian (and NMR) shall assume that the Depositor (or beneficiary) is meeting the minimum distribution requirements from another individual retirement arrangement maintained by the Depositor (or beneficiary) and the custodian and NMR shall be fully protected in so doing. NMR and the custodian shall not be liable for any taxes, penalties, liabilities or other costs to the Depositor or any other person resulting from contributions to or distributions from the Depositor's account. Any purchase, exchange, transfer or redemption of shares of a fund for or from the Depositor's account will be subject to any applicable sales or redemption charge as described in the applicable prospectus.
     If in the judgement of the custodian or NMR there is any ambiguity or dispute about the application of this Agreement in any particular circumstances, or about the entitlement of any person to any distribution from the Depositor's account, NMR and the Custodian may refrain from taking any action until such ambiguity or dispute has been resolved to the satisfaction of NMR and/or the Custodian (whether by a settlement of the parties involved, court order or otherwise), and neither the Custodian, NMR, Northeast Investors Trust, nor Northeast Investors Growth Fund will have any responsibility or liability for loss of earnings or investment gains or otherwise as a consequence of such delay.
     The Depositor understands and acknowledges that (i) all distributions from Depositor's account will be reported on Form 1099-R (or such other form as may be required by the IRS) and will be based only on the information known by the Custodian and will not reflect accounts not under the control of the

Custodian, (ii) that consequently, the tax treatment may vary depending on whether the Depositor has IRA accounts with other custodians, and (iii) that the Depositor (or other person making the withdrawal) is solely responsible for tracking and accurately determining the income tax (and any penalties) due.
     10. NMR, Northeast Investors Trust, Northeast Investors Growth Fund, and the Custodian shall not be responsible for any loss or diminution in the value of the Depositor's account arising out of the Depositor's establishment of a Northeast Investors Individual Retirement Account or arising out of any investment instructions of the Depositor (or beneficiary), whether relating to the portion of contributions invested in Northeast Investors Trust and in Northeast Investors Growth Fund, or relating to the redemption of shares of one fund and investment of the redemption proceeds in shares of the other, or arising out of any delay in carrying out any investment direction received from the Depositor (or beneficiary).
     11. Whenever the Depositor (or beneficiary) is responsible for any direction, notice, representation or instruction under this agreement, NMR and the custodian shall be entitled to assume the truth of any statement made by the Depositor (or beneficiary) in connection therewith, and shall be under no duty of further inquiry with respect thereto, and shall have no liability with respect to any action taken in reliance upon such statement. Any communication from the Depositor (or beneficiary) which under this Agreement is to be in writing may in the discretion of NMR be made by telephone or other electronic means (subject to such rules and requirements as NMR may impose).
     12. This Agreement (and the Depositor's custodial account) shall terminate upon the complete distribution of the account to the Depositor or his beneficiaries or to a successor individual retirement account or annuity, to a qualified plan, or to an annuity or custodial account under Section 403(b) of the Internal Revenue Code. The Custodian shall have the right to terminate this account upon ninety (90) days' notice to the Depositor, or to his beneficiaries if he is then dead. In such event, upon expiration of such 90 day period, the Custodian shall transfer the amount in the account into such successor individual retirement accounts or annuities, qualified plans, or annuities or custodial accounts as the Depositor (or his beneficiaries) shall designate, or, in the absence of such designation, to the Depositor, or, if he is then dead, to the beneficiaries as their interests shall appear.
     13. The Custodian may resign at any time upon ninety (90) days' notice in writing to NMR and may be removed by NMR at any time upon ninety (90) days' notice in writing to the Custodian. By agreement between them, the Custodian and NMR may waive or accelerate the notice period. Upon such resignation or removal, NMR shall appoint a successor custodian which satisfies the requirements of
Section 408 of the Internal Revenue Code, and the Depositor (or beneficiary) is deemed to have consented to such appointment.
     14. Upon receipt by the Custodian of written notice of appointment of a successor custodian and or written acceptance of such appointment by the successor, the Custodian shall transfer to such successor the assets of the account and all records pertaining thereto. The Custodian may reserve such sum of money as it deems advisable for payment of its fees, taxes, costs, expenses or liabilities with respect to the account, with the balance (if any) of such reserve remaining after the payment of all such items to be paid over to the successor custodian. The successor custodian shall hold the assets paid ever to it under this Agreement (or under terms similar to those of this Agreement that satisfy the requirements of Section 408 of the Internal Revenue Code).
     15. If, within sixty (60) days after the Custodian's resignation or removal, NMR has not appointed a successor custodian which has accepted such appointment, the Custodian shall appoint such successor unless it elects to terminate the custodial account pursuant to Section 12 of this Article VIII.
     16. The Custodian may employ or designate NMR or one or more other parties to serve as contractors or agents to perform certain of its duties hereunder. At any time when the Custodian has designated NMR (or another party) to serve as its agent hereunder, reference in any provision of this Article VIII to the Custodian will be deemed a reference to the agent designated to perform the particular duty.
     17. Any notice sent from the Custodian to the Depositor, or to his beneficiaries if he is then dead, shall be effective if sent by mail to him or them at his or their last address(es) of record as provided to the Custodian.
     18. Any distribution from the account may be mailed, first-class postage prepaid, to the last known address of the person who is to receive such distribution, as shown on the Custodian's records, and such distribution shall to the extent of the amount thereof completely discharge the Custodian's liability for such payment.
     19. NMR may amend this agreement from time to time, and shall give written notice of any such amendment to the Depositor within 30 days after the date the amendment is adopted or becomes effective, whichever is later. The Depositor hereby expressly delegates authority to NMR to amend the provisions of this Agreement and hereby consents to any such amendment.
     20. This Agreement shall be construed, administered and enforced according to the laws of Massachusetts.
     21. The Depositor acknowledges that he or she has received and read the current Northeast Investors Trust prospectus, the current Northeast Investors Growth Fund prospectus and the Northeast Investors Individual Retirement Account Disclosure Statement.

     22. The term "Custodian" refers to the person serving as the custodian of the individual retirement account established hereby, and the term "Depositor refers to the person for whose benefit such account was established.
     23. Articles I through VII of this Agreement are in the form promulgated by the Internal Revenue Service. It is anticipated that, if and when the Internal Revenue Service promulgates changes to Form 5305-A, NMR will adopt such changes as an amendment to this Agreement. Pending the adoption of any amendment necessary or desirable to conform this Agreement to the requirements of any amendment to the Internal Revenue Code or regulations or rulings thereunder, the Custodian and NMR may operate the Depositor's account in accordance with such requirements to the extent that the Custodian and/or NMR deem necessary to preserve the tax benefits of the account.
     24. The Depositor represents that he or she is of legal age in his or her state of residence, and agrees that this individual retirement custodial account is subject to acceptance by Northeast Investors Trust and/or Northeast Investors Growth Fund and to the terms of their respective prospectuses.

    NORTHEAST INVESTORS Traditional IRA Transfer/Direct Rollover
--------------------------
of Current Retirement Assets
                                  Instructions:
--------------------------------------------------------------------------------
To transfer an existing IRA or to make a direct rollover of eligible funds from your employer's qualified plan or 403(b) arrangement, complete this authorization form and send it to Northeast Management & Research Co., Inc. with the other documents establishing your Northeast Investors Traditional IRA.
IMPORTANT: If you are now receiving minimum distributions in accordance with the age 70-1/2 rules, be sure that the amount to be transferred does not include any amounts which are required to be distributed to you; also, you should be sure to file a Withdrawal Authorization Form with Northeast Investors indicating the amount that should be distributed to you annually under the age 701/2 rules to avoid possible penalties.

To:
--------------------------------------------------------------------------------
Name of Current Trustee/Custodian/Plan Administrator

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Telephone Number

Re:
--------------------------------------------------------------------------------
Name Appearing on Your Current Account

--------------------------------------------------------------------------------
Your Address

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Your Current Account Number

Instructions to Current Trustee/Custodian Plan Administrator:

Please transfer or direct rollover (if qualified plan or 403(b) assets) the following amount to my Northeast Investors Traditional IRA (payee and address directions are at the bottom of this form):

[ ] Liquidate all assets and transfer the proceeds[ ]Transfer $-------------

[ ] Liquidate ------- shares and transfer the proceeds

This transfer is to be executed from fiduciary to fiduciary in a manner that will not place me in actual or constructive receipt of any of the transferred assets. (However, please note that direct rollovers are subject to IRS reporting.) A completed IRA application must accompany this form unless you already have a Northeast Investors Traditional IRA.

--------------------------------------------------------------------------------
Your Signature*                 Date

If you want the funds transferred directly to your existing Traditional IRA with Northeast Investors, please indicate your account number ---------------------

*Please ask your present trustee or custodian if a signature guarantee is required.

CURRENT ACCOUNT TYPE:
-Rollover IRA - Traditional IRA - SEP-IRA - SIMPLE-IRA - Qualified Plan - 403(b)

                         (Below Line for Bank Use Only)

Investors Bank & Trust Company, as (successor) custodian of the above individual's Northeast Investors Traditional IRA retirement account, requests the transfer or direct rollover of assets as indicated above. The Northeast Investors Traditional IRA meets the requirements of Code Section 408(a) and is qualified to receive the transfer or direct rollover requested above.

                                             Investors Bank & Trust Company
Custodian

--------------------------------------------------------------------------------
Date:                     By:

To Current Trustee/Custodian: Please return a copy of this form with your response. Make checks payable to Northeast Management & Research Co., Inc. Address for checks, forms, etc.: Northeast Management & Research Co., Inc.,
50 Congress Street-Suite 1000, Boston, MA 02109-4096. If you have any questions please call 617-523-3588 or 1-800-225-6704.

    NORTHEAST INVESTORS TRADITIONAL IRA APPLICATION
--------------------------------------------------------------------------------
 1.    Account Registration
        -----------------------------------------------------------------------

        First Name  Middle Initial                              Last Name

        ----------------------------------------
        -----------------------------
        Social Security Number           Date of Birth

        -----------------------------------------------------------------------

        Street Address and Apartment or Box Number

        -----------------------------------------------------------------------

        City  State                                              Zip Code

        ----------------------------------------
        -----------------------------
        Home Telephone              Work Telephone

--------------------------------------------------------------------------------
 2.    Type and Amount of Investment
       Please indicate the type of IRA that is to be opened by writing the amount of your investment under the fund that you wish to invest in. All contribution checks should be made payable to Northeast Management & Research Co., Inc.

 [ ] Northeast Investors Trust                                                              [ ] Northeast Investors Growth Fund

Annual Traditional IRA Contribution for ---- Tax Year
$2,000 maximum contribution per year. The minimum initial investment is $500 per fund.
$                                                                                          $
--------------------------------------------------------------------------------           --------------------------------------
--------------------------------------------------------------------------------
[ ] Northeast Investors Trust                                                              [ ] Northeast Investors Growth Fund
SEP IRA Contribution for ---- Tax Year
Simplified employee pension plan contribution. Attach a copy of your employer's form
5305-SEP to your application. - Employer contribution - Employee annual contribution
$                                                                                          $
--------------------------------------------------------------------------------           --------------------------------------
--------------------------------------------------------------------------------
[ ] Northeast  Investors  Trust [ ]  Northeast  Investors  Growth  Fund  Spousal
Traditional  IRA  Contribution  for  ----  Tax  Year If  your  spouse  has  less compensation  or earned income than you, you may establish  spousal  Traditional
IRAs (one for you and one for your spouse) and  contribute  up to $4,000 to both
IRAs (a  maximum  of $2,000 to  either)  if you have this much  compensation  or earned income. Complete a separate Application for each Traditional IRA.
$                                                                                          $
--------------------------------------------------------------------------------           --------------------------------------
--------------------------------------------------------------------------------
[ ] Northeast Investors Trust [ ] Northeast Investors Growth Fund Transfer or
Rollover of Existing IRA Transfer of existing Traditional IRA directly from current custodian or trustee, or a rollover within 60 days after withdrawing from existing Traditional IRA.
$                                                                                          $
--------------------------------------------------------------------------------           --------------------------------------
--------------------------------------------------------------------------------
[ ] Northeast Investors Trust [ ] Northeast Investors Growth Fund Transfer or
Rollover of Employer Plan or 403(b) Account Transfer ("direct rollover") of existing qualified Employer plan or 403(b) account, or a regular rollover of account within 60 days after distribution to you.
$                                                                                          $
--------------------------------------------------------------------------------           --------------------------------------
--------------------------------------------------------------------------------
                                                                                         Investment Options continued on next page


[ ] Northeast Investors Trust                                                              [ ] Northeast Investors Growth Fund

Transfer or Rollover of SIMPLE IRA
Transfer or regular rollover (within 60 days after distribution to you) from existing SIMPLE IRA. Caution: Do Not transfer to this
Traditional IRA from a SIMPLE IRA during the first two years after the SIMPLE IRA was established
$                                                                                          $
--------------------------------------------------------------------------------           -------------------------------------
--------------------------------------------------------------------------------


Custodian Fee
- Check here if the $10.00 custodial fee is enclosed; if checked, annual maintenance fees for future years will be billed to you. If not checked, the fee will automatically be deducted at year end.

--------------------------------------------------------------------------------
 3.    Designation of Beneficiary
 If you do not choose to designate a beneficiary for your Traditional IRA or if no designated beneficiary survives you, your Traditional IRA will go to your estate. The selection of a beneficiary can have important estate and tax planning consequences; consult a competent professional if needed. Consult your attorney if you are a resident of a community or marital property state for legal requirements.
 I hereby designate the person(s) named below as the primary beneficiary(ies) in the event of my death before my account has been paid to me in full. If any but less than all of the primary beneficiaries predecease me, the share of the deceased primary beneficiary(ies) will be divided among the surviving primary beneficiary(ies) in proportion to the percentage otherwise payable to each surviving primary beneficiary. If all primary beneficiaries predecease me, the value of my account shall be distributed to the contingent beneficiary(ies) designated below who survive me. If any but less than all the contingent beneficiaries predecease me, the share of the deceased contingent beneficiary(ies) will be divided among the surviving contingent beneficiary(ies) in proportion to the percentage otherwise payable to each such surviving contingent beneficiary. If two or more persons are named as primary or contingent beneficiaries, and no percentage is indicated, I intend that the surviving persons listed shall receive equal portions. (If the beneficiary is a trust, please indicate the name, address, and date of the trust). I reserve the right to change my beneficiary or beneficiaries by written notification to Northeast Management and Research Co., Inc. Pay my account to the primary beneficiary or beneficiaries named below who are living at my death.

Name           Social Security
               Number
Address
Relationship   Date of Birth   %*
                    /  /
               ---------------


Name           Social Security
               Number
Address
Relationship   Date of Birth   %*
                    /  /
               ---------------


                                      Primary Beneficiary continued on next page

Name           Social Security
               Number
Address
Relationship   Date of Birth   %*
                    /  /
               ---------------

 If no primary beneficiary is living at my death, pay the account to the contingent beneficiary or beneficiaries named below who are living at my death.

Name           Social Security
               Number
Address
Relationship   Date of Birth   %*
                    /  /
               ---------------

Name           Social Security
               Number
Address
Relationship   Date of Birth   %*
                    /  /
               ---------------


Name           Social Security
               Number
Address
Relationship   Date of Birth   %*
                    /  /


*Shares for each IRA's beneficiary must add up to 100%. Please do not indicate fractional percentages (e.g. if there are three beneficiaries, indicate 33%, 33% and 34%).

--------------------------------------------------------------------------------
 4.    Signature
I hereby adopt with the Custodian this Northeast Investors Traditional Individual Retirement Account under Internal Revenue Code Section 408(a), using the Northeast Investors Traditional IRA Custodial Agreement (which is incorporated by reference). Once the Custodian acknowledges receipt of this form, it shall be deemed accepted, and therefore effective, as of the date I signed it. I have received and read the Northeast Investors Traditional IRA disclosure statement and the prospectus(es) of the fund(s) selected. I certify under penalties of perjury that my Social Security number above is correct.

-----------------------------------------       -----------------------------
                                 Signature Date

 If you wish to receive periodic withdrawals, please complete the enclosed Withdrawal Authorization Form and return it with this application. A signature guarantee is not required when a request for periodic withdrawals accompanies the new account application.

    NORTHEAST INVESTORS UNIVERSAL IRA WITHDRAWAL AUTHORIZATION FORM
--------------------------------------------------------------------------------
                                  Please Print

-------------------------------------
Account Owner's Name

-------------------------------------
Account Owner's Date of Birth

-------------------------------------
Account Owner's Social Security Number

-------------------------------------
Account Owner's Account Number
--------------------------------------------------------------------
Type of Withdrawal (Check One):


      NORMAL       Individual is over 59-1/2.
[ ]
[ ]   REQUIRED     Individual is age 701/2 or older (Non-Roth IRAs only).
[ ]   DISABILITY   Individual certifies that the individual is disabled and
                   therefore unable to engage in any substantial gainful
                   activity by reason of a medically determinable physical or mental impairment which can be expected to be of long
                   continued or indefinite duration or to result in death.
[ ]                PREMATURE  Individual is under age 59-1/2 and not disabled.
                   The individual  acknowledges that this withdrawal may involve a 10% IRS penalty tax on the amount withdrawn, in addition to the  inclusion  of the taxable  amount in income for the year the withdrawal is received. Consult with your tax advisor for additional information.
[ ]                DEATH  Each  beneficiary  of a  deceased  individual  must complete this form, have his/her  signature  guaranteed,  and enclose a  certified  copy of the death  certificate.  If the
                   beneficiary   is   not  a   named   individual,   the   legal
                   representative   must  complete   this  form,   have  his/her
                   signature  guaranteed,  and  enclose a copy of his/her  court appointment and a certified copy of the death certificate.
                   Individual is under age 59-1/2 and elects substantially equal periodic
[ ]   PREMATURE/
      LIFE         payments over his/her life expectancy or joint life
      EXPECTANCY   expectancy of individual and designated beneficiary. If the individual changes the payment method prior to the later of attaining age 59-1/2 or five years from the date of the first payment, the IRS may impose a 10% penalty on all payments
                   received prior to age 59-1/2. The individual certifies that the amount withdrawn does not exceed the
[ ]   MEDICAL
      EXPENSES     individual's deductible medical expenses for the year of the withdrawal. The individual certifies that (i) the amount
                   withdrawn does not
[ ]   HEALTH
      INSURANCE    exceed  the  amount the  individual  paid for health
                   insurance coverage  PREMIUMS for the individual  and/or the individual's  spouse or dependents, (ii)
                   the  individual   received  state  or  federal   unemployment
                   compensation benefits for at least 12 weeks, (iii) the withdrawal is being made in the calendar year in which the unemployment benefits were received or the following calendar year, and (iv) the withdrawal is not being made after the individual had been reemployed for 60 or more days.
                          Withdrawal Options continued on next page

The individual certifies that the amount withdrawn does not exceed
[ ]   ELIGIBLE
      HIGHER       eligible higher education expenses. These are expenses for
      EDUCATION    tuition, fees, books and supplies necessary to attend an
      EXPENSES     nstitution for post- secondary education. Room and board are eligible expenses for students attending at least half-time.
                   The student may be the individual, individual's spouse, or child or grandchild of individual or spouse. Expenses covered by a scholarship or other educational assistance payment or tax-advantaged source of financing are not eligible expenses.
                   The individual certifies that the amount withdrawn does not exceed
[ ] ELIGIBLE
    FIRST-TIME    eligible first-time homebuyer expenses. These include costs of
    HOMEBUYER     purchase, construction or reconstruction of a principal
    EXPENSES      residence (including normal settlement, financing or closing costs). The homebuyer may be the individual,  the
                   individual's spouse, or the  child,   grandchild,   parent
                   or   grandparent  of  the individual or individual's  spouse.
                    A "first-time homebuyer" is an individual who has not (and, if married, whose spouse has not) had an ownership interest in a principal residence during the two-year period
                   immediately preceding the home purchase. The expenses must be paid within 120 days after the withdrawal. There is a $10,000 lifetime limit on eligible first-time homebuyer expenses for any individual.
[ ]   OTHER        -------------------------------------------------------------

--------------------------------------------------------------------------------
   Method of Withdrawal (Check One):

     [ ] Total Withdrawal (Account Termination) [ ] Partial Withdrawal of
     $-------
     [ ] Quarterly Dividends          [ ] Periodic Withdrawal of $-------

        [ ] Monthly (1st, 10th, 15th or 25th)  [ ] Quarterly
                                              [ ] (Jan, April, Jul, Oct),
                                              [ ] (Feb, May, Aug, Nov),
                                              [ ] (Mar, June, Sep. Dec.)


     [ ] Semi-annually         [ ] Annually
      ------- /-------      -----------------
           Months                 Month

 If you wish to receive distributions based upon your life expectancy, please call our office at 1-800-225-6704 and we will send you IRS-approved life expectancy tables. We also recommend that you consult with your tax advisor to determine the required dollar amount of your distribution. Once you have determined the correct dollar amount, submit a completed Withdrawal Authorization Form to us at least 30 days prior to your desired withdrawal date.
--------------------------------------------------------------------------------
 Form of Withdrawal (Check One):

 [ ] CASH (Liquidation)

 [ ] IN KIND (Shares of Northeast Investors Trust and/or Northeast Investors Growth Fund will be re-registered to you). For new accounts, enclose completed application.

     For existing accounts, please include A/C#
     --------------------------------

 [ ] Electronic Funds Transfer (ACH) To have funds electronically transferred for periodic payments only, your bank must be an Automated Clearing House
     (ACH) member and you must attach a voided check or deposit slip including your bank routing number.

Withholding Election (Check One):

     See the Tax information below.

 [ ] I do not want to have Federal Income Tax and applicable State Income Tax withheld from my withdrawal.

 [ ] I do want to have Federal Income Tax and applicable State Income Tax withheld from my withdrawal ($10.00 fee each time).

 [ ] Please withhold $-------------- from each withdrawal for Federal Income Tax ($10.00 Tax withholding fee charged each time).

 [ ] Please withhold $-------------- from each withdrawal for State Income Tax ($10.00 Tax withholding fee charged each time).
           --------------------------------------------------------------------

 Tax Information

 Withdrawals from an IRA (other than non-taxable direct transfers to another IRA custodian or withdrawals of nondeductible contribution amounts) are subject to federal income tax withholding unless you elect no withholding when completing your withdrawal authorization form. Qualifying withdrawals from a Roth IRA are not subject to federal income tax (see the Roth IRA Disclosure Statement for an explanation of the circumstances when qualifying withdrawals are tax-free); therefore, for such withdrawals you may wish to elect no withholding. Unless you elect no withholding, 10% of each distribution will be withheld as federal income taxes. In addition, there may be withholding of state income taxes depending on your state of residence. If you elect no withholding, your election will remain in effect until revoked. You may revoke your no withholding election in writing at any time. Please note that, if you elect no withholding or have an insufficient amount withheld from your withdrawal, you may have to pay estimated tax. Insufficient payments of estimated tax may result in penalties. If you have a Massachusetts address and have federal withholding, we are required to withhold Massachusetts income taxes also. Complete Massachusetts Form M-4P so that your Massachusetts income taxes may be calculated correctly. Depending on your number of exemptions and the amount of your IRA withdrawals, there may be no actual withholding. If your legal residence is not Massachusetts (even though you have a Massachusetts address), check the box in item 5 of the Form M-4P to avoid Massachusetts income tax withholding. Please contact Northeast Investors if you wish to have us send you federal form W-4P or Massachusetts form M-4P.
 The undersigned individual authorizes the withdrawal specified above and the withholding election completed above. The undersigned acknowledges that proper income tax reporting depends on the correct completion of this form and certifies that the box checked under Type of Withdrawal (above) is correct; and that it is the undersigned's responsibility to determine correctly the amount of tax that may be due based on all IRA accounts the undersigned may own (including those unknown by or not under the control of the Custodian); the undersigned agrees to indemnify and hold harmless the Custodian and its agents and service providers (including Northeast Management and Research Co., Inc.) from any losses or expenses incurred if such information is not correct. The undersigned acknowledges that it is his/her responsibility to properly calculate, report, and pay all taxes due with respect to the withdrawal specified above.

Signature**               Date

**Signature must be guaranteed by a bank or trust company, securities broker or dealer, credit union, securities exchange or association, securities clearing agency or savings association. Notarizing or witnessing will not suffice.

This material is authorized for distribution to prospective investors only when preceded or accompanied by a currently effective prospectus setting forth material information about Northeast Investors Trust and a currently effective prospectus setting forth material information about Northeast Investors Growth Fund.
     Northeast Management & Research, Inc.
 50 Congress Street
     Boston, MA 02109

Please Do Not Remove This Label
                                              Please check here if you would
       like
                                              information concerning:

                                              - Roth IRA - Educational IRA -
                                              403-B - Keogh - Statement of
                                              Additional Information - Northeast
                                              Investors Growth Fund - Northeast
                                              Investors Trust

--------------------------------------------------------------------------------
Exhibit 16



                            NORTHEAST INVESTORS TRUST

                                 CODE OF ETHICS

1.       Definitions

         (a)      "Fund" means Northeast Investors Trust.

         (b) "Access person" means any trustee, officer, or advisory person of the Fund.

         (c) "Advisory person" means (i) any employee of the Fund or of any company in a control relationship to the Fund, who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (ii) any natural person in a control relationship to the Fund who obtains information concerning recommendations made to the Fund with regard to the purchase or sale of a security.

         (d) "Approval" means the approval of Ernest E. Monrad or Robert B. Minturn, Jr., applying the standard that granting such approval would be consistent with the interests of the Fund and its shareholders.

         (e) A security is "being considered for purchase or sale" when a recommendation or decision to purchase or sell a security has been made and communicated or, with respect to a person who will actually make such recommendation or decision, when such person is seriously considering such recommendation or decision.

         (f) "Beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, except that the determination of direct or indirect beneficial ownership shall apply to all securities in which an access person has or acquires such beneficial ownership.

         (g)      "Control" shall have the same meaning as that set forth in
                  Section 2(a)(9) of the Investment Company Act.

         (h) "Disinterested trustee" means a trustee of the Fund who is not an "interested person" of the Fund within the meaning of
                  Section 2(a)(19) of the Investment Company Act.

         (i) "Purchase or sale of a security" includes, inter alia, the writing of an option to purchase or sell a security and includes all transactions in any security in which a person has, or by reason of such transaction acquires, direct or indirect beneficial ownership of a security.

         (j) "Security" shall have the meaning set forth in Section 2(a)(36) of the Investment Company Act, except that it shall not include securities issued by the Government of the United States, short term debt securities which are "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, bankers acceptances, bank certificates of deposit, commercial paper and shares of registered open-end investment companies.

2.       Exempted Transactions

         The prohibitions of Section 3 of this Code shall not apply to:

         (a) Purchases or sales effected in any account over which the access person has no direct or indirect influence or control.

         (b) Purchases or sales of securities which are not eligible for purchase or sale by the Fund.

         (c) Purchases or sales which are non-volitional on the part of either the access person or the Fund.

         (d) Purchases which are part of an automatic dividend reinvestment plan.

         (e) Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

         (f) Purchases or sales which are only remotely potentially harmful to the Fund because they would be very unlikely to affect a highly institutional market, or because they clearly are not related economically to the securities to be purchased, sold or held by the Fund.

3.       Prohibited Purchases and Sales

         3.1 No access person shall purchase or sell, directly or indirectly, any security which to his or her actual knowledge at the time of such purchase of sale:

                  (a)      is being considered for purchase or sale by the Fund;

                  or

                  (b)      is being purchased or sold by the Fund.

         3.2 In addition to the prohibitions described in Section 3.1 above, no access person except a disinterested trustee of the
                  Fund:

                  (a) shall purchase, directly or indirectly, any security in the initial public offering of such security;

                  (b) shall purchase or sell, directly or indirectly, any security in a private placement, unless the access person shall have received prior to such purchase or sale written approval describing the proposed purchase and sale, such approval to include the signed undertaking of the access person to disclose again such purchase and sale in the future if and when the access person is involved in the Fund's consideration of an investment in any securities of that issuer;

                  (c) shall purchase or sell, directly or indirectly, any security, if the Fund shall have purchased or sold such security within either a prior or subsequent seven day period, and, if the access person purchases or sells a security in violation of this section 3.2(c), any profit obtained thereby shall be disgorged to the Fund;

                  (d) shall obtain any profit from the purchase and sale, or sale and purchase, of the same (or equivalent) securities within any 60 calendar day period, and if the access person obtains any profit in violation of this Section 3.2(d), it shall be disgorged to the Fund; provided, however, that this Section 3.2(d) shall not apply to any two or more trades within a 60-day period entered into for personal tax purposes, if the access person obtains written approval prior to making the first such trade.

                  (e) shall receive any gift or other thing, of more than de minimus value, from any person or entity that does business with or on behalf of the Fund unless the access person obtains prior written approval; or

                  (f) shall serve on the Board of Directors of any publicly-traded company which is the issuer of any security, unless the access person obtains prior written approval.

4.       Reporting

         (a) Every access person shall report to the Fund the information described in Section 4(c) of the Code with respect to transactions in any security in which such access person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership in the security; provided, however, that an access person shall not be required to make a report with respect to transactions effected for any account over which such person does not have any direct or indirect influence.

         (b) A disinterested trustee of the Fund need only report a transaction in a security if such trustee, at the time of that transaction, knew or, in the ordinary course of fulfilling his or her official duties as a trustee of the Fund, should have known that, during the 15-day period immediately preceding the date of the transaction by the trustee, such security was purchased or sold by the Fund or was being considered for purchase or sale by its investment officer.

         (c) Every report shall be made not later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected, and shall contain the following information:

                  (i) The date of the transaction, the title and the number of shares, and the principal amount of each security involved;

                  (ii) The nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

                  (iii)     The price at which the transaction was effected; and

                  (iv) The name of the broker, dealer or bank with or through whom the transaction was effected.

         (d) Any such report may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the security to which the report relates.

5.       Sanctions

         Upon discovering a violation of this Code, the trustees of the Fund may impose sanctions as they deem appropriate, including, inter alia, a letter of censure or suspension or termination of the employment of the violator.


<PERIOD-START>                                 OCT-01-2000
<PERIOD-TYPE>                                  12-mos
<FISCAL-YEAR-END>                              SEP-30-2001
<PERIOD-END>                                   SEP-30-2001
<INVESTMENTS-AT-COST>                          1,803,740,485
<INVESTMENTS-AT-VALUE>                         1,133,819,116
<RECEIVABLES>                                  40,713,230
<ASSETS-OTHER>                                 1,007,263
<OTHER-ITEMS-ASSETS>                           0
<TOTAL-ASSETS>                                 1,175,539,609
<PAYABLE-FOR-SECURITIES>                       0
<SENIOR-LONG-TERM-DEBT>                        0
<OTHER-ITEMS-LIABILITIES>                      3,397,710
<TOTAL-LIABILITIES>                            3,397,710
<SENIOR-EQUITY>                                0
<PAID-IN-CAPITAL-COMMON>                       1,688,347,218
<SHARES-COMMON-STOCK>                          158,103,174
<SHARES-COMMON-PRIOR>                          0
<ACCUMULATED-NII-CURRENT>                      0
<OVERDISTRIBUTION-NII>                         2,287,640
<ACCUMULATED-NET-GAINS>                        0
<OVERDISTRIBUTION-GAINS>                       2,099,484
<ACCUM-APPREC-OR-DEPREC>                       669,921,369
<NET-ASSETS>                                   1,172,141,899
<DIVIDEND-INCOME>                              2,580,422
<INTEREST-INCOME>                              155,133,244
<OTHER-INCOME>                                 1,109,907
<EXPENSES-NET>                                 11,423,616
<NET-INVESTMENT-INCOME>                        147,399,957
<REALIZED-GAINS-CURRENT>                       (11,591,104)
<APPREC-INCREASE-CURRENT>                      (243,981,524)
<NET-CHANGE-FROM-OPS>                          (108,172,671)
<EQUALIZATION>                                 0
<DISTRIBUTIONS-OF-INCOME>                      156,028,429
<DISTRIBUTIONS-OF-GAINS>                       0
<DISTRIBUTIONS-OTHER>                          0
<NUMBER-OF-SHARES-SOLD>                        98,020,027
<NUMBER-OF-SHARES-REDEEMED>                    109,828,931
<SHARES-REINVESTED>                            12,263,153
<NET-CHANGE-IN-ASSETS>                         (258,450,543)
<ACCUMULATED-NII-PRIOR>                        5,776,392
<ACCUMULATED-GAINS-PRIOR>                      0
<OVERDISTRIB-NII-PRIOR>                        0
<OVERDIST-NET-GAINS-PRIOR>                     (5,776,619)
<GROSS-ADVISORY-FEES>                          6,390,935
<INTEREST-EXPENSE>                             2,761,032
<GROSS-EXPENSE>                                11,423,616
<AVERAGE-NET-ASSETS>                           1,338,470,357
<PER-SHARE-NAV-BEGIN>                          9.08
<PER-SHARE-NII>                                .92
<PER-SHARE-GAIN-APPREC>                        (1.61)
<PER-SHARE-DIVIDEND>                           .97
<PER-SHARE-DISTRIBUTIONS>                      0
<RETURNS-OF-CAPITAL>                           0
<PER-SHARE-NAV-END>                            7.42
<EXPENSE-RATIO>                                .86
<AVG-DEBT-OUTSTANDING>                         130,236,262
<AVG-DEBT-PER-SHARE>                           0
